UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:         811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

DECEMBER 31, 2021

Annual Report

USAA Target Retirement Income Fund

USAA Target Retirement 2030 Fund

USAA Target Retirement 2040 Fund

USAA Target Retirement 2050 Fund

USAA Target Retirement 2060 Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	11
Schedules of Portfolio Investments	16
Financial Statements
Statements of Assets and Liabilities	21
Statements of Operations	23
Statements of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	47
Supplemental Information (Unaudited)	48
Trustee and Officer Information	48
Proxy Voting and Portfolio Holdings Information	53
Expense Examples	53
Additional Federal Income Tax Information	54
Advisory Contract Approval	55
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds—including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps, but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks"—a few names that gained massive notoriety on social media platforms—went on stomach-churning roller coaster rides. Also intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (basis point is 1/100th of a percentage point), reflecting a very low starting rate, substantial fiscal stimulus, and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (although this stance has begun to shift recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise

2

short-term interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Target Retirement Series

Managers' Commentary

(Unaudited)

•  What were the market conditions over the reporting period?

The first quarter proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

Equity markets consolidated and interest rates leveled off after large upswings during the second quarter. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment was a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated that it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter as reflected in the 11.03% return for the bellwether S&P 500 Index. The markets faced a shift in Fed policy as persistent inflation driven by supply chain issues and rising commodity prices led the central bank to announce and subsequently accelerate the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

4

USAA Target Retirement Series

Managers' Commentary (continued)

•  How did the USAA Target Retirement Funds (the "Funds") perform during the reporting period?

Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation. For the year ended December 31, 2021, the total return for each of the Funds is shown below, along with the return(s) of the relevant benchmark index(es):

	USAA Target Retirement Funds	S&P Target Date Indices	MSCI All- Country World Index
USAA Target Retirement Income Fund	6.48%	5.11%	—
USAA Target Retirement 2030 Fund	12.24%	12.61%	—
USAA Target Retirement 2040 Fund	15.88%	16.55%	—
USAA Target Retirement 2050 Fund	17.71%	17.99%	18.54%
USAA Target Retirement 2060 Fund	17.69%	18.05%	18.54%

•  What strategies did you employ during the reporting period?

In an unprecedented year, all five of the USAA Target Retirement Funds had solid returns during 2021. The Funds performed as expected, with returns in between those of stocks and bonds. The larger gains for the longer-dated portfolios reflect the progressively higher weighting in equities as the target dates of the five funds increase.

The results of the Funds' underlying drivers mirrored the overall investment backdrop. The equity portfolio experienced gains, with larger increases for domestic equities versus the developed international and emerging markets. The fixed income portfolio returns were mixed. In aggregate, the fixed income portfolio experienced losses, with shorter duration investment grade credit and high yield credit posting gains.

We maintained a steady approach through the past year. As always, we sought to provide broad exposure to the global financial markets, but we also overweighted (took larger relative positions) or underweighted (took smaller relative positions) in certain asset classes based on valuations and fundamentals. In this vein, we continued to tilt the portfolios toward the international markets — both developed and emerging — versus the United States. We believe this positioning is warranted from a longer-term standpoint due to what we view as more attractive valuations and greater latitude for better-than-expected economic growth outside of the United States. Our equity investments, with an emphasis on improving fundamentals and strong balance sheets, performed well over the time period. Exposure within alternatives added value to the Funds' overall performance.

We will continue to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios designed to deliver favorable results over a full market cycle.

Thank you for allowing us to assist you with your investment needs.

5

USAA Target Retirement Series

USAA Target Retirement Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date Retirement Income Index[1]
One Year	6.48%	5.11%
Five Year	6.39%	6.52%
Ten Year	5.44%	5.59%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement Income Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Target Retirement Series

USAA Target Retirement 2030 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2030 Index[1]
One Year	12.24%	12.61%
Five Year	9.18%	10.63%
Ten Year	8.11%	9.83%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2030 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

USAA Target Retirement Series

USAA Target Retirement 2040 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2040 Index[1]
One Year	15.88%	16.55%
Five Year	10.40%	12.40%
Ten Year	9.17%	11.19%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2040 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

8

USAA Target Retirement Series

USAA Target Retirement 2050 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2050 Index[1]	MSCI All-Country World Index[2]
One Year	17.71%	17.99%	18.54%
Five Year	11.17%	13.07%	14.40%
Ten Year	9.77%	11.83%	11.85%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2050 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

2The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

9

USAA Target Retirement Series

USAA Target Retirement 2060 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Fund Shares
INCEPTION DATE	7/12/13
	Net Asset Value	S&P Target Date 2060 Index[1]	MSCI All-Country World Index[2]
One Year	17.69%	18.05%	18.54%
Five Year	11.07%	13.27%	14.40%
Since Inception	8.68%	NA	10.83%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2060 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

2The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

*The performance of the MSCI All-Country World Index is calculated from the end of the month, July 31, 2013, while the inception date of the USAA Target Retirement 2060 Fund is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

10

USAA Mutual Funds Trust
USAA Target Retirement Income Fund                     December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

USAA Government Securities Fund Institutional Shares	28.4%
USAA Short-Term Bond Fund Institutional Shares	15.3%
USAA Global Managed Volatility Fund Institutional Shares	6.0%
VictoryShares ESG Corporate Bond ETF	5.5%
USAA Target Managed Allocation Fund	5.4%
USAA High Income Fund Institutional Shares	4.3%
Victory Market Neutral Income Fund Class I	4.1%
Victory RS International Fund Class R6	3.4%
VictoryShares USAA Core Short-Term Bond ETF	2.8%
VictoryShares USAA MSCI International Value Momentum ETF	2.8%

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

11

USAA Mutual Funds Trust
USAA Target Retirement 2030 Fund                       December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

USAA Government Securities Fund Institutional Shares	14.6%
USAA Global Managed Volatility Fund Institutional Shares	10.9%
USAA Target Managed Allocation Fund	9.6%
Victory RS International Fund Class R6	4.9%
VictoryShares USAA MSCI International Value Momentum ETF	4.6%
VictoryShares USAA MSCI USA Value Momentum ETF	4.4%
USAA Growth Fund Institutional Shares	4.4%
USAA Short-Term Bond Fund Institutional Shares	4.4%
USAA High Income Fund Institutional Shares	4.0%
Victory Trivalent International Core Equity Fund Class R6	3.8%

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

12

USAA Mutual Funds Trust
USAA Target Retirement 2040 Fund                       December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

USAA Global Managed Volatility Fund Institutional Shares	13.7%
USAA Target Managed Allocation Fund	12.4%
Victory RS International Fund Class R6	6.3%
USAA Government Securities Fund Institutional Shares	6.2%
VictoryShares USAA MSCI USA Value Momentum ETF	6.1%
USAA Growth Fund Institutional Shares	5.8%
VictoryShares USAA MSCI International Value Momentum ETF	5.8%
Victory Trivalent International Core Equity Fund Class R6	4.6%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	3.7%
VictoryShares Dividend Accelerator ETF	3.3%

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

13

USAA Mutual Funds Trust
USAA Target Retirement 2050 Fund                       December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

USAA Global Managed Volatility Fund Institutional Shares	15.1%
USAA Target Managed Allocation Fund	13.9%
Victory RS International Fund Class R6	7.2%
VictoryShares USAA MSCI USA Value Momentum ETF	6.7%
USAA Growth Fund Institutional Shares	6.2%
VictoryShares USAA MSCI International Value Momentum ETF	6.2%
Victory Trivalent International Core Equity Fund Class R6	5.3%
USAA 500 Index Fund Reward Shares	4.2%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	4.1%
VictoryShares Dividend Accelerator ETF	3.6%

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

14

USAA Mutual Funds Trust
USAA Target Retirement 2060 Fund                       December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

December 31, 2021

(% of Net Assets)

USAA Global Managed Volatility Fund Institutional Shares	15.1%
USAA Target Managed Allocation Fund	14.0%
Victory RS International Fund Class R6	7.3%
USAA 500 Index Fund Reward Shares	6.9%
VictoryShares USAA MSCI International Value Momentum ETF	6.3%
VictoryShares USAA MSCI USA Value Momentum ETF	5.9%
Victory Trivalent International Core Equity Fund Class R6	5.3%
USAA Growth Fund Institutional Shares	4.9%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	4.2%
VictoryShares Dividend Accelerator ETF	3.6%

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

15

USAA Mutual Funds Trust USAA Target Retirement Income Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (20.6%)
VictoryShares Dividend Accelerator ETF	238,484	$11,350
VictoryShares ESG Corporate Bond ETF	1,776,000	44,104
VictoryShares International Volatility Wtd ETF	179,768	8,097
VictoryShares NASDAQ Next 50 ETF	149,092	5,077
VictoryShares U.S. Multi-Factor Minimum Volatility ETF (a)	159,383	6,705
VictoryShares USAA Core Short-Term Bond ETF	443,598	22,770
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	452,395	21,864
VictoryShares USAA MSCI International Value Momentum ETF	456,676	22,487
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	86,772	6,388
VictoryShares USAA MSCI USA Value Momentum ETF	256,858	18,204
Total Affiliated Exchange-Traded Funds (Cost $145,737)		167,046
Affiliated Mutual Funds (78.9%)
USAA 500 Index Fund Reward Shares	48,205	3,002
USAA Global Managed Volatility Fund Institutional Shares	4,449,294	48,853
USAA Government Securities Fund Institutional Shares	23,493,539	229,062
USAA Growth Fund Institutional Shares	421,242	15,236
USAA High Income Fund Institutional Shares	4,428,421	34,674
USAA Income Fund Institutional Shares	1,572,332	20,833
USAA Income Stock Fund Institutional Shares	476,988	9,506
USAA Intermediate-Term Bond Fund Institutional Shares	1,347,566	14,271
USAA Precious Metals and Minerals Fund Institutional Shares	138,699	2,645
USAA Short-Term Bond Fund Institutional Shares	13,410,528	123,244
USAA Small Cap Stock Fund Institutional Shares	412,504	6,303
USAA Target Managed Allocation Fund	3,925,609	43,496
Victory Integrity Mid-Cap Value Fund Class R6	248,565	6,053
Victory Market Neutral Income Fund Class I	3,424,498	32,841
Victory RS International Fund Class R6	2,267,066	27,363
Victory Sophus Emerging Markets Fund Class R6	153,069	3,533
Victory Trivalent International Core Equity Fund Class R6	1,971,068	16,222
Total Affiliated Mutual Funds (Cost $586,033)		637,137
Collateral for Securities Loaned (0.1%)^
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (b)	110,100	110
HSBC U.S. Government Money Market Fund, I Shares, 0.03% (b)	295,070	295
Total Collateral for Securities Loaned (Cost $405)		405
Total Investments (Cost $732,175) — 99.6%		804,588
Other assets in excess of liabilities — 0.4%		3,048
NET ASSETS — 100.00%		$807,636

At December 31, 2021, the Fund's investments in foreign securities were 12.3% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on December 31, 2021.

ETF — Exchange-Traded Fund

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Target Retirement 2030 Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (26.5%)
VictoryShares Dividend Accelerator ETF	746,674	$35,538
VictoryShares ESG Corporate Bond ETF	1,480,000	36,753
VictoryShares International Volatility Wtd ETF	524,471	23,623
VictoryShares NASDAQ Next 50 ETF	696,279	23,708
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	325,796	13,705
VictoryShares USAA Core Short-Term Bond ETF	834,703	42,845
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	892,548	43,138
VictoryShares USAA MSCI International Value Momentum ETF	1,309,344	64,472
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	304,982	22,453
VictoryShares USAA MSCI USA Value Momentum ETF	870,769	61,712
Total Affiliated Exchange-Traded Funds (Cost $312,592)		367,947
Affiliated Mutual Funds (72.1%)
USAA 500 Index Fund Reward Shares	314,682	19,595
USAA Global Managed Volatility Fund Institutional Shares	13,729,443	150,749
USAA Government Securities Fund Institutional Shares	20,779,838	202,603
USAA Growth Fund Institutional Shares	1,701,502	61,543
USAA High Income Fund Institutional Shares	7,070,477	55,362
USAA Income Fund Institutional Shares	1,451,463	19,232
USAA Income Stock Fund Institutional Shares	1,601,159	31,911
USAA Intermediate-Term Bond Fund Institutional Shares	4,583,782	48,542
USAA Precious Metals and Minerals Fund Institutional Shares	252,515	4,816
USAA Short-Term Bond Fund Institutional Shares	6,576,002	60,433
USAA Small Cap Stock Fund Institutional Shares	1,618,609	24,732
USAA Target Managed Allocation Fund	12,029,020	133,282
Victory Integrity Mid-Cap Value Fund Class R6	1,470,250	35,801
Victory Market Neutral Income Fund Class I	2,353,057	22,566
Victory RS International Fund Class R6	5,621,286	67,849
Victory Sophus Emerging Markets Fund Class R6	363,933	8,400
Victory Trivalent International Core Equity Fund Class R6	6,397,082	52,648
Total Affiliated Mutual Funds (Cost $874,238)		1,000,064
Total Investments (Cost $1,186,830) — 98.6%		1,368,011
Other assets in excess of liabilities — 1.4%		19,511
NET ASSETS — 100.00%		$1,387,522

At December 31, 2021, the Fund's investments in foreign securities were 18.7% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Target Retirement 2040 Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (28.9%)
VictoryShares Dividend Accelerator ETF	1,123,051	$53,451
VictoryShares ESG Corporate Bond ETF	670,437	16,649
VictoryShares International Volatility Wtd ETF	740,396	33,348
VictoryShares NASDAQ Next 50 ETF	1,110,768	37,822
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	537,657	22,618
VictoryShares USAA Core Short-Term Bond ETF	493,169	25,314
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	1,268,160	61,291
VictoryShares USAA MSCI International Value Momentum ETF	1,921,247	94,603
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	408,583	30,080
VictoryShares USAA MSCI USA Value Momentum ETF	1,418,739	100,547
Total Affiliated Exchange-Traded Funds (Cost $393,300)		475,723
Affiliated Mutual Funds (69.2%)
USAA 500 Index Fund Reward Shares	778,004	48,446
USAA Global Managed Volatility Fund Institutional Shares	20,487,521	224,953
USAA Government Securities Fund Institutional Shares	10,377,752	101,182
USAA Growth Fund Institutional Shares	2,646,863	95,737
USAA High Income Fund Institutional Shares	6,441,092	50,434
USAA Income Fund Institutional Shares	659,823	8,743
USAA Income Stock Fund Institutional Shares	2,316,600	46,170
USAA Intermediate-Term Bond Fund Institutional Shares	3,676,157	38,930
USAA Precious Metals and Minerals Fund Institutional Shares	280,840	5,355
USAA Short-Term Bond Fund Institutional Shares	2,413,324	22,178
USAA Small Cap Stock Fund Institutional Shares	2,182,464	33,348
USAA Target Managed Allocation Fund	18,430,746	204,213
Victory Integrity Mid-Cap Value Fund Class R6	2,085,818	50,790
Victory Market Neutral Income Fund Class I	1,454,209	13,946
Victory RS International Fund Class R6	8,570,651	103,448
Victory Sophus Emerging Markets Fund Class R6	599,190	13,829
Victory Trivalent International Core Equity Fund Class R6	9,253,792	76,159
Total Affiliated Mutual Funds (Cost $964,716)		1,137,861
Total Investments (Cost $1,358,016) — 98.1%		1,613,584
Other assets in excess of liabilities — 1.9%		30,668
NET ASSETS — 100.00%		$1,644,252

At December 31, 2021, the Fund's investments in foreign securities were 23.3% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Target Retirement 2050 Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (29.3%)
VictoryShares Dividend Accelerator ETF (a)	753,241	$35,850
VictoryShares ESG Corporate Bond ETF	285,631	7,093
VictoryShares International Volatility Wtd ETF	467,748	21,068
VictoryShares NASDAQ Next 50 ETF	697,299	23,743
VictoryShares U.S. Multi-Factor Minimum Volatility ETF (a)	354,256	14,902
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	834,485	40,331
VictoryShares USAA MSCI International Value Momentum ETF	1,233,843	60,755
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	252,213	18,568
VictoryShares USAA MSCI USA Value Momentum ETF	934,052	66,197
Total Affiliated Exchange-Traded Funds (Cost $233,685)		288,507
Affiliated Mutual Funds (68.7%)
USAA 500 Index Fund Reward Shares	666,236	41,487
USAA Global Managed Volatility Fund Institutional Shares	13,541,009	148,680
USAA Government Securities Fund Institutional Shares	2,240,516	21,845
USAA Growth Fund Institutional Shares	1,698,101	61,420
USAA High Income Fund Institutional Shares	1,357,897	10,632
USAA Income Fund Institutional Shares	268,696	3,560
USAA Income Stock Fund Institutional Shares	1,570,445	31,299
USAA Intermediate-Term Bond Fund Institutional Shares	1,549,412	16,408
USAA Precious Metals and Minerals Fund Institutional Shares	157,779	3,009
USAA Short-Term Bond Fund Institutional Shares	312,799	2,875
USAA Small Cap Stock Fund Institutional Shares	1,558,929	23,821
USAA Target Managed Allocation Fund	12,386,944	137,247
Victory Integrity Mid-Cap Value Fund Class R6	1,432,140	34,873
Victory Market Neutral Income Fund Class I	683,201	6,552
Victory RS International Fund Class R6	5,898,185	71,191
Victory Sophus Emerging Markets Fund Class R6	471,006	10,871
Victory Trivalent International Core Equity Fund Class R6	6,310,465	51,935
Total Affiliated Mutual Funds (Cost $570,193)		677,705
Collateral for Securities Loaned (0.0%)^ (b)
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	278,550	279
Total Collateral for Securities Loaned (Cost $279)		279
Total Investments (Cost $804,157) — 98.0%		966,491
Other assets in excess of liabilities — 2.0%		19,586
NET ASSETS — 100.00%		$986,077

At December 31, 2021, the Fund's investments in foreign securities were 26.0% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rate disclosed is the daily yield on December 31, 2021.

ETF — Exchange-Traded Fund

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Target Retirement 2060 Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (28.9%)
VictoryShares Dividend Accelerator ETF	105,059	$5,000
VictoryShares ESG Corporate Bond ETF	26,800	665
VictoryShares International Volatility Wtd ETF	75,768	3,413
VictoryShares NASDAQ Next 50 ETF	98,495	3,354
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	46,728	1,966
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	120,391	5,819
VictoryShares USAA MSCI International Value Momentum ETF	177,196	8,725
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	38,536	2,837
VictoryShares USAA MSCI USA Value Momentum ETF	115,455	8,182
Total Affiliated Exchange-Traded Funds (Cost $32,235)		39,961
Affiliated Mutual Funds (69.0%)
USAA 500 Index Fund Reward Shares	152,839	9,517
USAA Global Managed Volatility Fund Institutional Shares	1,901,972	20,884
USAA Government Securities Fund Institutional Shares	494,508	4,822
USAA Growth Fund Institutional Shares	188,618	6,822
USAA Income Fund Institutional Shares	33,845	448
USAA Income Stock Fund Institutional Shares	169,204	3,372
USAA Intermediate-Term Bond Fund Institutional Shares	221,021	2,341
USAA Precious Metals and Minerals Fund Institutional Shares	19,609	374
USAA Short-Term Bond Fund Institutional Shares	115	1
USAA Small Cap Stock Fund Institutional Shares	218,655	3,341
USAA Target Managed Allocation Fund	1,742,604	19,308
Victory Integrity Mid-Cap Value Fund Class R6	197,274	4,804
Victory RS International Fund Class R6	840,598	10,146
Victory Sophus Emerging Markets Fund Class R6	75,963	1,753
Victory Trivalent International Core Equity Fund Class R6	883,647	7,272
Total Affiliated Mutual Funds (Cost $83,889)		95,205
Total Investments (Cost $116,124) — 97.9%		135,166
Other assets in excess of liabilities — 2.1%		2,884
NET ASSETS — 100.00%		$138,050

At December 31, 2021, the Fund's investments in foreign securities were 26.9% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

20

USAA Mutual Funds Trust	Statements of Assets and Liabilities December 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Retirement Income Fund		USAA Target Retirement 2030 Fund		USAA Target Retirement 2040 Fund
Assets:
Affiliated investments, at value (Cost $731,770, $1,186,830, and $1,358,016)	$804,183	(a)	$1,368,011		$1,613,584
Unaffiliated investments, at value (Cost $405, $—, and $—)	405		—		—
Cash	3,430		19,553		31,324
Receivables:
Interest	—	(b)	—	(b)	—
Capital shares issued	165		336		421
Investments sold	—		1,516		2,273
Prepaid expenses	13		13		11
Total Assets	808,196		1,389,429		1,647,613
Liabilities:
Payables:
Collateral received on loaned securities	405		—		—
Investments purchased	—		1,390		2,477
Capital shares redeemed	123		473		822
To Adviser	—		—		10
Accrued expenses and other payables:
Custodian fees	2		3		4
Compliance fees	—	(b)	1		1
Trustees' fees	—	(b)	—	(b)	—	(b)
Other accrued expenses	30		40		47
Total Liabilities	560		1,907		3,361
Net Assets:
Capital	716,101		1,147,476		1,307,384
Total accumulated earnings/(loss)	91,535		240,046		336,868
Net Assets	$807,636		$1,387,522		$1,644,252
Shares (unlimited number of shares authorized with no par value):	69,139		102,271		117,643
Net asset value, offering and redemption price per share: (c)	$11.68		$13.57		$13.98

(a)  Includes $395 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

21

USAA Mutual Funds Trust	Statements of Assets and Liabilities December 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Retirement 2050 Fund		USAA Target Retirement 2060 Fund
Assets:
Affiliated investments, at value (Cost $803,878 and $116,124)	$966,212	(a)	$135,166
Unaffiliated investments, at value (Cost $279 and $—)	279		—
Cash	20,173		2,847
Receivables:
Interest	—	(b)	—	(b)
Capital shares issued	274		201
From Adviser	—		4
Prepaid expenses	11		6
Total Assets	986,949		138,224
Liabilities:
Payables:
Collateral received on loaned securities	279		—
Capital shares redeemed	549		139
Accrued expenses and other payables:
Custodian fees	3		1
Compliance fees	1		—	(b)
Trustees' fees	—	(b)	1
Other accrued expenses	40		33
Total Liabilities	872		174
Net Assets:
Capital	769,589		110,813
Total accumulated earnings/(loss)	216,488		27,237
Net Assets	$986,077		$138,050
Shares (unlimited number of shares authorized with no par value):	67,942		9,546
Net asset value, offering and redemption price per share: (c)	$14.51		$14.46

(a)  Includes $272 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Operations For the Year Ended December 31, 2021

(Amounts in Thousands)

	USAA Target Retirement Income Fund		USAA Target Retirement 2030 Fund	USAA Target Retirement 2040 Fund
Investment Income:
Interest	$—	(a)	$8	$9
Income distributions from affiliated funds	25,970		52,206	67,324
Securities lending (net of fees)	1		11	1
Total Income	25,971		52,225	67,334
Expenses:
Sub-Administration fees	19		19	19
Custodian fees	14		21	28
Transfer agent fees	28		49	57
Trustees' fees	49		48	48
Compliance fees	5		9	10
Printing fees	14		26	33
Legal and audit fees	44		47	47
State registration and filing fees	43		28	37
Other expenses	23		34	43
Total Expenses	239		281	322
Net Investment Income (Loss)	25,732		51,944	67,012
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	23,072		39,786	42,253
Capital gain distributions received from affiliated funds	19,573		54,406	78,160
Net change in unrealized appreciation/ depreciation on affiliated funds	(16,329)		11,103	46,214
Net realized/unrealized gains (losses) on investments	26,316		105,295	166,627
Change in net assets resulting from operations	$52,048		$157,239	$233,639

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statements of Operations For the Year Ended December 31, 2021

(Amounts in Thousands)

	USAA Target Retirement 2050 Fund	USAA Target Retirement 2060 Fund
Investment Income:
Interest	$5	$1
Income distributions from affiliated funds	42,217	5,896
Securities lending (net of fees)	1	—	(a)
Total Income	42,223	5,897
Expenses:
Sub-Administration fees	19	19
Custodian fees	20	8
Transfer agent fees	34	5
Trustees' fees	48	48
Compliance fees	6	1
Printing fees	29	14
Legal and audit fees	48	49
State registration and filing fees	28	20
Other expenses	26	10
Total Expenses	258	174
Expenses waived/reimbursed by Adviser	—	(43)
Net Expenses	258	131
Net Investment Income (Loss)	41,965	5,766
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	26,474	3,130
Capital gain distributions received from affiliated funds	51,813	7,313
Net change in unrealized appreciation/depreciation on affiliated funds	33,126	4,736
Net realized/unrealized gains (losses) on investments	111,413	15,179
Change in net assets resulting from operations	$153,378	$20,945

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Retirement Income Fund		USAA Target Retirement 2030 Fund		USAA Target Retirement 2040 Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investments:
Operations:
Net investment income (loss)	$25,732	$12,506	$51,944	$30,522	$67,012	$32,800
Net realized gains (losses) from investments	42,645	7,209	94,192	11,922	120,413	11,046
Net change in unrealized appreciation/depreciation on investments	(16,329)	17,322	11,103	64,621	46,214	79,326
Change in net assets resulting from operations	52,048	37,037	157,239	107,065	233,639	123,172
Change in net assets resulting from distributions to shareholders	(52,029)	(16,875)	(100,538)	(58,537)	(120,954)	(80,989)
Change in net assets resulting from capital transactions	(19,630)	469,452	120	(86,170)	247	(62,415)
Change in net assets	(19,611)	489,614	56,821	(37,642)	112,932	(20,232)
Net Assets:
Beginning of period	827,247	337,633	1,330,701	1,368,343	1,531,320	1,551,552
End of period	$807,636	$827,247	$1,387,522	$1,330,701	$1,644,252	$1,531,320
Capital Transactions:
Proceeds from shares issued	$82,627	$36,199	$133,480	$100,370	$163,473	$114,066
Reorganization (Note 9)	—	513,117	—	—	—	—
Distributions reinvested	51,747	16,744	100,394	58,442	120,782	80,861
Cost of shares redeemed	(154,004)	(96,608)	(233,754)	(244,982)	(284,008)	(257,342)
Change in net assets resulting from capital transactions	$(19,630)	$469,452	$120	$(86,170)	$247	$(62,415)
Share Transactions:
Issued	6,852	3,214	9,600	8,245	11,582	9,489
Reorganization (Note 9)	—	44,513	—	—	—	—
Reinvested	4,396	1,471	7,376	4,459	8,638	6,177
Redeemed	(12,778)	(8,633)	(16,842)	(20,272)	(20,168)	(21,458)
Change in Shares	(1,530)	40,565	134	(7,568)	52	(5,792)

See notes to financial statements.

25

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Retirement 2050 Fund		USAA Target Retirement 2060 Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investments:
Operations:
Net investment income (loss)	$41,965	$18,592	$5,766	$2,408
Net realized gains (losses) from investments	78,287	8,813	10,443	863
Net change in unrealized appreciation/depreciation on investments	33,126	54,240	4,736	8,064
Change in net assets resulting from operations	153,378	81,645	20,945	11,335
Change in net assets resulting from distributions to shareholders	(75,540)	(53,498)	(9,243)	(5,616)
Change in net assets resulting from capital transactions	14,305	(27,243)	5,341	(1,205)
Change in net assets	92,143	904	17,043	4,514
Net Assets:
Beginning of period	893,934	893,030	121,007	116,493
End of period	$986,077	$893,934	$138,050	$121,007
Capital Transactions:
Proceeds from shares issued	$117,938	$80,737	$22,008	$21,095
Distributions reinvested	75,478	53,439	9,235	5,608
Cost of shares redeemed	(179,111)	(161,419)	(25,902)	(27,908)
Change in net assets resulting from capital transactions	$14,305	$(27,243)	$5,341	$(1,205)
Share Transactions:
Issued	8,090	6,641	1,531	1,814
Reinvested	5,206	3,982	640	424
Redeemed	(12,331)	(13,177)	(1,814)	(2,344)
Change in Shares	965	(2,554)	357	(106)

See notes to financial statements.

26

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27

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Target Retirement Income Fund
Year Ended December 31:
2021	$11.71	0.38	(b)	0.37	0.75	(0.38)	(0.40)
2020	$11.22	0.38	(b)	0.58	0.96	(0.30)	(0.17)
2019	$10.69	0.31	(b)	0.93	1.24	(0.31)	(0.40)
2018	$11.69	0.29		(0.64)	(0.35)	(0.29)	(0.36)
2017	$11.41	0.28		0.70	0.98	(0.28)	(0.42)
USAA Target Retirement 2030 Fund
Year Ended December 31:
2021	$13.03	0.53	(b)	1.05	1.58	(0.59)	(0.45)
2020	$12.47	0.29	(b)	0.86	1.15	(0.25)	(0.34)
2019	$11.87	0.33	(b)	1.70	2.03	(0.31)	(1.12)
2018	$13.84	0.30		(1.25)	(0.95)	(0.30)	(0.72)
2017	$12.89	0.30		1.77	2.07	(0.32)	(0.80)
USAA Target Retirement 2040 Fund
Year Ended December 31:
2021	$13.02	0.60	(b)	1.45	2.05	(0.67)	(0.42)
2020	$12.58	0.28	(b)	0.88	1.16	(0.22)	(0.50)
2019	$11.87	0.32	(b)	1.99	2.31	(0.29)	(1.31)
2018	$14.25	0.27		(1.46)	(1.19)	(0.28)	(0.91)
2017	$12.82	0.29		2.07	2.36	(0.29)	(0.64)
USAA Target Retirement 2050 Fund
Year Ended December 31:
2021	$13.35	0.65	(b)	1.69	2.34	(0.69)	(0.49)
2020	$12.84	0.28	(b)	1.07	1.35	(0.24)	(0.60)
2019	$11.95	0.31	(b)	2.09	2.40	(0.28)	(1.23)
2018	$14.45	0.26		(1.54)	(1.28)	(0.26)	(0.96)
2017	$12.78	0.27		2.20	2.47	(0.28)	(0.52)
USAA Target Retirement 2060 Fund
Year Ended December 31:
2021	$13.17	0.64	(b)	1.67	2.31	(0.69)	(0.33)
2020	$12.53	0.26	(b)	1.01	1.27	(0.20)	(0.43)
2019	$11.05	0.28	(b)	1.94	2.22	(0.27)	(0.47)
2018	$12.74	0.23		(1.39)	(1.16)	(0.23)	(0.30)
2017	$11.07	0.22		1.93	2.15	(0.22)	(0.26)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid to each underlying fund.

See notes to financial statements.

28

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Target Retirement Income Fund
Year Ended December 31:
2021	(0.78)	$11.68	6.48%	0.03%	3.13%	0.03%	$807,636	16%
2020	(0.47)	$11.71	8.73%	0.06%	3.40%	0.06%	$827,247	15	%(c)
2019	(0.71)	$11.22	11.72%	0.07%	2.75%	0.07%	$337,633	16%
2018	(0.65)	$10.69	(3.01)%	0.07%	2.53%	0.07%	$318,796	29%
2017	(0.70)	$11.69	8.66%	0.07%	2.44%	0.07%	$349,866	41%
USAA Target Retirement 2030 Fund
Year Ended December 31:
2021	(1.04)	$13.57	12.24%	0.02%	3.79%	0.02%	$1,387,522	18%
2020	(0.59)	$13.03	9.25%	0.02%	2.41%	0.02%	$1,330,701	19%
2019	(1.43)	$12.47	17.13%	0.03%	2.53%	0.03%	$1,368,343	24%
2018	(1.02)	$11.87	(6.99)%	0.03%	2.25%	0.03%	$1,183,564	36%
2017	(1.12)	$13.84	16.12%	0.03%	2.29%	0.03%	$1,286,393	32%
USAA Target Retirement 2040 Fund
Year Ended December 31:
2021	(1.09)	$13.98	15.88%	0.02%	4.18%	0.02%	$1,644,252	16%
2020	(0.72)	$13.02	9.22%	0.02%	2.30%	0.02%	$1,531,320	20%
2019	(1.60)	$12.58	19.57%	0.02%	2.41%	0.02%	$1,551,552	29%
2018	(1.19)	$11.87	(8.53)%	0.02%	2.08%	0.02%	$1,310,328	35%
2017	(0.93)	$14.25	18.46%	0.03%	2.15%	0.03%	$1,424,068	32%
USAA Target Retirement 2050 Fund
Year Ended December 31:
2021	(1.18)	$14.51	17.71%	0.03%	4.43%	0.03%	$986,077	17%
2020	(0.84)	$13.35	10.52%	0.03%	2.26%	0.03%	$893,934	21%
2019	(1.51)	$12.84	20.16%	0.04%	2.32%	0.04%	$893,030	30%
2018	(1.22)	$11.95	(9.02)%	0.04%	1.96%	0.04%	$741,449	36%
2017	(0.80)	$14.45	19.39%	0.04%	2.00%	0.04%	$804,921	30%
USAA Target Retirement 2060 Fund
Year Ended December 31:
2021	(1.02)	$14.46	17.69%	0.10%	4.41%	0.13%	$138,050	18%
2020	(0.63)	$13.17	10.17%	0.10%	2.17%	0.16%	$121,007	28%
2019	(0.74)	$12.53	20.09%	0.10%	2.30%	0.22%	$116,493	29%
2018	(0.53)	$11.05	(9.18)%	0.10%	2.00%	0.23%	$87,403	36%
2017	(0.48)	$12.74	19.51%	0.10%	1.95%	0.29%	$77,599	37%
(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $78,972 and sold of $170,937 thousand, respectively, in connection with the Fund's acquisition of USAA Target Retirement 2020 Fund.

See notes to financial statements.

29

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following five Funds (collectively, the "Funds" and individually, a "Fund"):

Funds (Legal Name)	Funds (Short Name)
USAA Target Retirement Income Fund	Target Income Fund
USAA Target Retirement 2030 Fund	Target 2030 Fund
USAA Target Retirement 2040 Fund	Target 2040 Fund
USAA Target Retirement 2050 Fund	Target 2050 Fund
USAA Target Retirement 2060 Fund	Target 2060 Fund

Each Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds managed by the Funds' Adviser, Victory Capital Management Inc. ("VCM"), an affiliate of the Fund.

Each Fund may rely on various exemptions contained in the Investment Company Act of 1940 (the "1940 Act") and in exemptive rules or orders thereunder issued by the Securities and Exchange Commission ("SEC") that permit funds, subject to certain conditions, to invest in one or more Exchange-Traded Funds ("ETFs") and certain other types of investment companies in amounts that exceed limits set forth in the 1940 Act that would otherwise be applicable.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including ETFs, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in the underlying affiliated funds and other open-end investment companies, other than ETFs, are valued at their net asset value ("NAV") at the end of each business day and are typically categorized as Level 1 in the fair value hierarchy.

The underlying affiliated funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Target Income Fund
Affiliated Exchange-Traded Funds	$167,046	$—	$—	$167,046
Affiliated Mutual Funds	637,137	—	—	637,137
Collateral for Securities Loaned	405	—	—	405
Total	$804,588	$—	$—	$804,588
Target 2030 Fund
Affiliated Exchange-Traded Funds	$367,947	$—	$—	$367,947
Affiliated Mutual Funds	1,000,064	—	—	1,000,064
Total	$1,368,011	$—	$—	$1,368,011
Target 2040 Fund
Affiliated Exchange-Traded Funds	$475,723	$—	$—	$475,723
Affiliated Mutual Funds	1,137,861	—	—	1,137,861
Total	$1,613,584	$—	$—	$1,613,584
Target 2050 Fund
Affiliated Exchange-Traded Funds	$288,507	$—	$—	$288,507
Affiliated Mutual Funds	677,705	—	—	677,705
Collateral for Securities Loaned	279	—	—	279
Total	$966,491	$—	$—	$966,491
Target 2060 Fund
Affiliated Exchange-Traded Funds	$39,961	$—	$—	$39,961
Affiliated Mutual Funds	95,205	—	—	95,205
Total	$135,166	$—	$—	$135,166

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of ETFs for a variety of purposes, including in connection with pursuing their investment programs, to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting to purchase other securities, and for cash management and other purposes. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on each Fund's Schedule of Portfolio Investments. The Funds do not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of each Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions as of December 31, 2021.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
Target Income Fund	$395	$—	$405
Target 2050 Fund	272	—	279

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2021, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows (amounts in thousands):

	Excluding U.S. Government Securities
	Purchases	Sales
Target Income Fund	$133,628	$160,494
Target 2030 Fund	252,107	242,583
Target 2040 Fund	252,893	245,135
Target 2050 Fund	168,878	153,698
Target 2060 Fund	29,192	22,689

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. The Adviser does not receive any fees from the Funds for these services.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Funds for these services.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Funds. VCTA does not receive any fees from the Funds for these services.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Funds pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Funds' custodian. Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Funds. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Funds. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Funds' business are excluded from the expense limits. As of December 31, 2021, the expense limits (excluding voluntary waivers) were as follows:

In Effect Until June 30, 2023
Target Income Fund	0.07%
Target 2030 Fund	0.03%
Target 2040 Fund	0.02%
Target 2050 Fund	0.04%
Target 2060 Fund	0.10%

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Funds were permitted to recoup fees waived and expenses reimbursed for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2021.

	Expires 2022	Expires 2023	Expires 2024	Total
Target 2030 Fund	$1	$—	$—	$1
Target 2040 Fund	1	—	—	1
Target 2060 Fund	54	69	43	166

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Affiliated Funds Risk — The risks of the Funds directly correspond to the risks of the underlying affiliated funds in which the Funds invest. By investing in the underlying affiliated funds, the Funds have exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Funds varies according to each Fund's asset allocation. For instance, the more a Fund is allocated to stock funds, the greater the risk associated with equity securities. The Funds also are subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

High-Yield/Junk Bond Risk — The Funds may invest in underlying affiliated funds that invest in fixed income securities that are rated below investment grade. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.

Market Risk — Overall market risks may affect the value of the Funds. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The Funds may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Funds invest may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Debt Securities Risk — The Funds may invest in underlying affiliated funds that invest in debt securities or other income-producing securities. The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, are reflected on the Statements of Operations under Interfund lending fees.

The Funds did not utilize or participate in the Facility during the year ended December 31, 2021.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
Target Income Fund	Quarterly	Quarterly
Target 2030 Fund	Annually	Annually
Target 2040 Fund	Annually	Annually
Target 2050 Fund	Annually	Annually
Target 2060 Fund	Annually	Annually

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2021, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

	Total Accumulated Earnings/(Loss)	Capital
Target Income Fund	$(1,138)	$1,138
Target 2030 Fund	(2,250)	2,250
Target 2040 Fund	(2,385)	2,385
Target 2050 Fund	(1,420)	1,420
Target 2060 Fund	(176)	176

The tax character of distributions paid during the tax years ended, as noted below, were as follows (amounts in thousands)(total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2021			Year Ended December 31, 2020
	Distributions Paid From:			Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Target Income Fund	$26,171	$25,858	$52,029	$12,430	$4,445	$16,875
Target 2030 Fund	58,650	41,888	100,538	25,245	33,292	58,537
Target 2040 Fund	75,571	45,383	120,954	25,680	55,309	80,989
Target 2050 Fund	45,588	29,952	75,540	16,279	37,219	53,498
Target 2060 Fund	6,415	2,828	9,243	2,068	3,548	5,616

As of December 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
Target Income Fund	$140	$22,321	$22,461	$69,074	$91,535
Target 2030 Fund	241	60,783	61,024	179,022	240,046
Target 2040 Fund	162	83,369	83,531	253,337	336,868
Target 2050 Fund	—	55,319	55,319	161,169	216,488
Target 2060 Fund	69	8,186	8,255	18,982	27,237

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2021, the Funds had no capital loss carryforwards for federal income tax purposes.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Target Income Fund	$735,514	$73,959	$(4,885)	$69,074
Target 2030 Fund	1,188,989	184,592	(5,570)	179,022
Target 2040 Fund	1,360,247	259,059	(5,722)	253,337
Target 2050 Fund	805,322	164,151	(2,982)	161,169
Target 2060 Fund	116,184	19,396	(414)	18,982

8. Affiliated Securities:

An affiliated security is a security in which a Fund has ownership of at least 5% of the security's outstanding voting shares, or an investment company managed by VCM. The Funds do not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated on the Funds' Schedules of Portfolio Investments. The affiliated underlying funds' annual or semiannual reports may be viewed at www.vcm.com. Transactions in affiliated securities during the year ended December 31, 2021, were as follows (amounts in thousands):

	Fair Value 12/31/2020		Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
Target Income Fund
USAA 500 Index Fund Reward Shares	$1,094		$1,683	$—	$—	$51	$225	$3,002	$17
USAA Global Managed Volatility Fund Institutional Shares	71,004		9,846	(32,941)	7,437	6,987	(6,493)	48,853	2,859
USAA Government Securities Fund Institutional Shares	211,398		28,743	(2,455)	(19)	2,556	(8,605)	229,062	4,187
USAA Growth Fund Institutional Shares	15,102		1,503	(2,459)	481	1,252	609	15,236	252
USAA High Income Fund Institutional Shares	32,807		1,655	—	—	—	212	34,674	1,656
USAA Income Fund Institutional Shares	98,495		2,646	(78,165)	6,892	470	(9,035)	20,833	2,176
USAA Income Stock Fund Institutional Shares	8,946		910	(1,600)	140	640	1,110	9,506	270
USAA Intermediate-Term Bond Fund Institutional Shares	—	*	14,763	—	—	248	(492)	14,271	214
USAA Precious Metals and Minerals Fund Institutional Shares	2,940		26	—	—	—	(321)	2,645	25
USAA Short-Term Bond Fund Institutional Shares	125,900		3,564	(4,055)	(36)	730	(2,129)	123,244	2,833
USAA Small Cap Stock Fund Institutional Shares	7,574		4,306	(5,292)	1,098	1,155	(1,383)	6,303	693
USAA Target Managed Allocation Fund	48,317		9,411	(13,608)	2,561	4,467	(3,185)	43,496	4,946
Victory Integrity Mid-Cap Value Fund Class R6	4,697		287	—	—	214	1,069	6,053	72
Victory Market Neutral Income Fund Class I	31,760		1,046	—	—	—	35	32,841	1,046

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021
	Fair Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
Victory RS International Fund Class R6	$22,596	$2,928	$—	$—	$677	$1,839	$27,363	$752
Victory Sophus Emerging Markets Fund Class R6	—	4,014	—	—	79	(481)	3,533	73
Victory Trivalent International Core Equity Fund Class R6	13,546	1,826	—	—	—	850	16,222	585
VictoryShares Dividend Accelerator ETF	12,385	—	(3,310)	844	—	1,431	11,350	180
VictoryShares ESG Corporate Bond ETF	—	44,471	—	—	—	(367)	44,104	240
VictoryShares International Volatility Wtd ETF	7,415	—	—	—	—	682	8,097	246
VictoryShares Nasdaq Next 50 ETF	4,728	—	—	—	—	349	5,077	17
VictoryShares U.S. 500 Volatility Wtd ETF	2,159	—	(2,512)	1,117	—	(764)	—	12
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	7,431	—	(2,299)	432	—	1,141	6,705	109
VictoryShares USAA Core Intermediate-Term Bond ETF	4,443	—	(4,410)	212	—	(245)	—	39
VictoryShares USAA Core Short-Term Bond ETF	22,983	—	—	—	47	(213)	22,770	371
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	20,568	—	—	—	—	1,296	21,864	982
VictoryShares USAA MSCI International Value Momentum ETF	20,810	—	—	—	—	1,677	22,487	782
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	7,070	—	(2,447)	805	—	960	6,388	57
VictoryShares USAA MSCI USA Value Momentum ETF	18,138	—	(4,941)	1,108	—	3,899	18,204	279
	$824,306	$133,628	$(160,494)	$23,072	$19,573	$(16,329)	$804,183	$25,970

*  Rounds to less than $1 thousand.

	Fair Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
Target 2030 Fund
USAA 500 Index Fund Reward Shares	$12,272	$5,899	$(1,006)	$37	$528	$2,393	$19,595	$172
USAA Global Managed Volatility Fund Institutional Shares	176,827	30,382	(55,514)	11,162	21,559	(12,108)	150,749	8,823
USAA Government Securities Fund Institutional Shares	184,097	26,104	—	—	2,261	(7,598)	202,603	3,685
USAA Growth Fund Institutional Shares	53,659	5,898	(1,387)	43	4,912	3,330	61,543	987
USAA High Income Fund Institutional Shares	56,997	2,798	(4,835)	127	—	275	55,362	2,798

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021
	Fair Value 12/31/2020		Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
USAA Income Fund Institutional Shares	$77,123		$2,065	$(58,285)	$5,609	$363	$(7,280)	$19,232	$1,702
USAA Income Stock Fund Institutional Shares	28,138		3,062	(3,479)	343	2,148	3,847	31,911	915
USAA Intermediate-Term Bond Fund Institutional Shares	—	*	50,307	—	—	843	(1,765)	48,542	745
USAA Precious Metals and Minerals Fund Institutional Shares	5,353		47	—	—	—	(584)	4,816	46
USAA Short-Term Bond Fund Institutional Shares	59,770		1,705	—	—	353	(1,042)	60,433	1,352
USAA Small Cap Stock Fund Institutional Shares	22,641		9,904	(4,774)	449	4,533	(3,488)	24,732	2,720
USAA Target Managed Allocation Fund	137,014		28,842	(29,988)	5,171	13,688	(7,757)	133,282	15,155
Victory Integrity Mid-Cap Value Fund Class R6	31,172		1,693	(4,167)	982	1,267	6,121	35,801	427
Victory Market Neutral Income Fund Class I	21,823		719	—	—	—	24	22,566	718
Victory RS International Fund Class R6	60,072		6,043	(3,202)	325	1,678	4,611	67,849	1,864
Victory Sophus Emerging Markets Fund Class R6	1,571		7,867	—	—	187	(1,038)	8,400	173
Victory Trivalent International Core Equity Fund Class R6	45,040		4,630	—	—	—	2,978	52,648	1,899
VictoryShares Dividend Accelerator ETF	37,637		—	(8,953)	2,049	—	4,805	35,538	553
VictoryShares ESG Corporate Bond ETF	—		37,059	—	—	—	(306)	36,753	200
VictoryShares International Volatility Wtd ETF	21,635		—	—	—	—	1,988	23,623	717
VictoryShares Nasdaq Next 50 ETF	17,996		4,125	—	—	—	1,587	23,708	74
VictoryShares U.S. 500 Volatility Wtd ETF	13,495		—	(16,372)	6,731	—	(3,854)	—	127
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	21,064		—	(11,347)	2,076	—	1,912	13,705	278
VictoryShares USAA Core Intermediate-Term Bond ETF	13,703		—	(13,602)	629	—	(730)	—	121
VictoryShares USAA Core Short-Term Bond ETF	22,814		20,432	—	—	86	(401)	42,845	642
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	40,579		—	—	—	—	2,559	43,138	1,938
VictoryShares USAA MSCI International Value Momentum ETF	62,813		—	(3,342)	(411)	—	5,412	64,472	2,250
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	17,096		2,526	(1,393)	128	—	4,096	22,453	158

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021
	Fair Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
VictoryShares USAA MSCI USA Value Momentum ETF	$65,197	$—	$(20,937)	$4,336	$—	$13,116	$61,712	$967
	$1,307,598	$252,107	$(242,583)	$39,786	$54,406	$11,103	$1,368,011	$52,206

*  Rounds to less than $1 thousand.

	Fair Value 12/31/2020		Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
Target 2040 Fund
USAA 500 Index Fund Reward Shares	$26,035		$16,531	$—	$—	$1,385	$5,880	$48,446	$444
USAA Global Managed Volatility Fund Institutional Shares	273,853		45,338	(93,905)	17,505	32,171	(17,838)	224,953	13,165
USAA Government Securities Fund Institutional Shares	89,964		14,977	—	—	1,129	(3,759)	101,182	1,811
USAA Growth Fund Institutional Shares	78,468		14,369	(1,647)	(133)	7,602	4,680	95,737	1,527
USAA High Income Fund Institutional Shares	50,790		2,522	(3,230)	61	—	291	50,434	2,522
USAA Income Fund Institutional Shares	30,610		850	(22,022)	2,333	165	(3,028)	8,743	685
USAA Income Stock Fund Institutional Shares	42,076		4,434	(6,515)	553	3,108	5,622	46,170	1,326
USAA Intermediate-Term Bond Fund Institutional Shares	—	*	40,396	—	—	676	(1,466)	38,930	620
USAA Precious Metals and Minerals Fund Institutional Shares	5,953		51	—	—	—	(649)	5,355	52
USAA Short-Term Bond Fund Institutional Shares	21,935		625	—	—	130	(382)	22,178	496
USAA Small Cap Stock Fund Institutional Shares	26,474		13,249	(1,624)	92	6,111	(4,843)	33,348	3,668
USAA Target Managed Allocation Fund	194,713		44,191	(29,708)	4,305	20,971	(9,288)	204,213	23,219
Victory Integrity Mid-Cap Value Fund Class R6	39,962		3,302	(1,624)	190	1,797	8,960	50,790	604
Victory Market Neutral Income Fund Class I	13,487		445	—	—	—	14	13,946	444
Victory RS International Fund Class R6	87,806		8,401	—	—	2,559	7,241	103,448	2,843
Victory Sophus Emerging Markets Fund Class R6	4,505		11,193	—	—	308	(1,869)	13,829	285
Victory Trivalent International Core Equity Fund Class R6	65,482		6,369	—	—	—	4,308	76,159	2,748
VictoryShares Dividend Accelerator ETF	50,397		—	(6,520)	1,426	—	8,148	53,451	793

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021
	Fair Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
VictoryShares ESG Corporate Bond ETF	$—	$16,781	$—	$—	$—	$(132)	$16,649	$91
VictoryShares International Volatility Wtd ETF	30,541	—	—	—	—	2,807	33,348	1,012
VictoryShares Nasdaq Next 50 ETF	32,039	3,217	—	—	—	2,566	37,822	122
VictoryShares U.S. 500 Volatility Wtd ETF	23,552	—	(28,240)	7,306	—	(2,618)	—	204
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	28,116	—	(11,249)	2,120	—	3,631	22,618	416
VictoryShares USAA Core Intermediate-Term Bond ETF	7,135	—	(7,083)	392	—	(444)	—	63
VictoryShares USAA Core Short-Term Bond ETF	19,875	5,652	—	—	48	(213)	25,314	340
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	57,656	—	—	—	—	3,635	61,291	2,754
VictoryShares USAA MSCI International Value Momentum ETF	89,016	—	(1,557)	(193)	—	7,337	94,603	3,292
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	25,626	—	(1,647)	496	—	5,605	30,080	218
VictoryShares USAA MSCI USA Value Momentum ETF	101,293	—	(28,564)	5,800	—	22,018	100,547	1,560
	$1,517,359	$252,893	$(245,135)	$42,253	$78,160	$46,214	$1,613,584	$67,324

*  Rounds to less than $1 thousand.

	Fair Value 12/31/2020		Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
Target 2050 Fund
USAA 500 Index Fund Reward Shares	$16,883		$20,473	$—	$—	$941	$4,131	$41,487	$312
USAA Global Managed Volatility Fund Institutional Shares	180,074		29,965	(61,034)	11,937	21,263	(12,262)	148,680	8,702
USAA Government Securities Fund Institutional Shares	17,419		7,869	(2,696)	154	244	(901)	21,845	330
USAA Growth Fund Institutional Shares	52,229		10,035	(3,876)	(243)	5,094	3,275	61,420	1,023
USAA High Income Fund Institutional Shares	14,649		661	(4,806)	604	—	(476)	10,632	661
USAA Income Fund Institutional Shares	12,238		342	(8,740)	692	67	(972)	3,560	274
USAA Income Stock Fund Institutional Shares	26,716		3,110	(2,421)	75	2,205	3,819	31,299	905
USAA Intermediate-Term Bond Fund Institutional Shares	—	*	16,963	—	—	285	(555)	16,408	241
USAA Precious Metals and Minerals Fund Institutional Shares	3,344		30	—	—	—	(365)	3,009	29

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021
	Fair Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
USAA Short-Term Bond Fund Institutional Shares	$2,843	$82	$—	$—	$17	$(50)	$2,875	$64
USAA Small Cap Stock Fund Institutional Shares	18,528	9,683	(938)	46	4,365	(3,498)	23,821	2,620
USAA Target Managed Allocation Fund	128,337	29,700	(17,184)	2,059	14,094	(5,665)	137,247	15,605
Victory Integrity Mid-Cap Value Fund Class R6	29,427	2,545	(3,844)	714	1,234	6,031	34,873	415
Victory Market Neutral Income Fund Class I	6,336	209	—	—	—	7	6,552	209
Victory RS International Fund Class R6	56,043	10,610	—	—	1,762	4,538	71,191	1,956
Victory Sophus Emerging Markets Fund Class R6	2,918	9,276	—	—	242	(1,323)	10,871	224
Victory Trivalent International Core Equity Fund Class R6	42,782	6,372	—	—	—	2,781	51,935	1,874
VictoryShares Dividend Accelerator ETF	32,905	—	(3,400)	725	—	5,620	35,850	525
VictoryShares ESG Corporate Bond ETF	—	7,148	—	—	—	(55)	7,093	39
VictoryShares International Volatility Wtd ETF	19,294	—	—	—	—	1,774	21,068	640
VictoryShares Nasdaq Next 50 ETF	18,346	3,805	—	—	—	1,592	23,743	74
VictoryShares U.S. 500 Volatility Wtd ETF	15,978	—	(19,273)	5,087	—	(1,792)	—	151
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	17,868	—	(6,649)	1,244	—	2,439	14,902	267
VictoryShares USAA Core Intermediate-Term Bond ETF	1,059	—	(1,051)	76	—	(84)	—	9
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	37,939	—	—	—	—	2,392	40,331	1,813
VictoryShares USAA MSCI International Value Momentum ETF	57,086	—	(914)	(112)	—	4,695	60,755	2,115
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	15,793	—	(984)	301	—	3,458	18,568	134
VictoryShares USAA MSCI USA Value Momentum ETF	64,398	—	(15,888)	3,115	—	14,572	66,197	1,006
	$891,432	$168,878	$(153,698)	$26,474	$51,813	$33,126	$966,212	$42,217

*  Rounds to less than $1 thousand.

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021
	Fair Value 12/31/2020		Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
Target 2060 Fund
USAA 500 Index Fund Reward Shares	$3,092		$5,728	$—	$—	$156	$697	$9,517	$53
USAA Global Managed Volatility Fund Institutional Shares	23,142		4,347	(6,363)	824	2,987	(1,066)	20,884	1,222
USAA Government Securities Fund Institutional Shares	2,734		2,709	(487)	28	48	(162)	4,822	55
USAA Growth Fund Institutional Shares	6,825		1,810	(2,206)	20	702	373	6,822	141
USAA High Income Fund Institutional Shares	1,843		61	(1,928)	271	—	(247)	—	60
USAA Income Fund Institutional Shares	1,557		43	(1,116)	87	8	(123)	448	35
USAA Income Stock Fund Institutional Shares	4,008		451	(1,637)	103	321	447	3,372	130
USAA Intermediate-Term Bond Fund Institutional Shares	—	*	2,413	—	—	36	(72)	2,341	31
USAA Precious Metals and Minerals Fund Institutional Shares	416		3	—	—	—	(45)	374	4
USAA Short-Term Bond Fund Institutional Shares	1		—	—	—	—	— *	1	—
USAA Small Cap Stock Fund Institutional Shares	2,504		1,866	(519)	29	612	(539)	3,341	367
USAA Target Managed Allocation Fund	17,268		4,178	(1,536)	138	1,983	(740)	19,308	2,195
Victory Integrity Mid-Cap Value Fund Class R6	3,409		601	—	—	170	794	4,804	57
Victory RS International Fund Class R6	8,192		1,308	—	—	251	646	10,146	279
Victory Sophus Emerging Markets Fund Class R6	572		1,380	—	—	39	(199)	1,753	36
Victory Trivalent International Core Equity Fund Class R6	6,085		797	—	—	—	390	7,272	263
VictoryShares Dividend Accelerator ETF	4,649		—	(541)	119	—	773	5,000	74
VictoryShares ESG Corporate Bond ETF	—		671	—	—	—	(6)	665	4
VictoryShares International Volatility Wtd ETF	3,125		—	—	—	—	288	3,413	104
VictoryShares Nasdaq Next 50 ETF	2,606		523	—	—	—	225	3,354	11
VictoryShares U.S. 500 Volatility Wtd ETF	1,879		—	(2,258)	660	—	(281)	—	18
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	2,429		—	(957)	177	—	317	1,966	35
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	—		—	—	—	—	—	—	—

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021
	Fair Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2021	Dividend Income
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	$5,474	$—	$—	$—	$—	$345	$5,819	$261
VictoryShares USAA MSCI International Value Momentum ETF	8,075	—	—	—	—	650	8,725	303
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	2,144	303	(138)	13	—	515	2,837	20
VictoryShares USAA MSCI USA Value Momentum ETF	8,768	—	(3,003)	661	—	1,756	8,182	138
	$120,797	$29,192	$(22,689)	$3,130	$7,313	$4,736	$135,166	$5,896

*  Rounds to less than $1 thousand.

9. Acquisition of USAA Target Retirement 2020 Fund:

On November 20, 2020, the USAA Target Retirement 2020 Fund was acquired by the USAA Target Retirement Income Fund pursuant to a Plan of Reorganization and Termination, which was approved by the Board on June 11, 2020. The Reorganization was accomplished by a tax-free exchange of 44,513 thousand shares of the Fund (valued at $513,117 thousand) for 43,772 thousand shares of the USAA Target Retirement 2020 Fund (100% of the voting equity interests) outstanding on November 20, 2020. The reason for the Reorganization was to combine two funds with comparable investment objectives to create one larger fund with the potential for lower total operating expenses borne by shareholders. In addition, as disclosed in the Funds' prospectuses, once a Fund reaches its target date and its asset allocation is similar to the USAA Target Retirement Income Fund, the Board may reorganize the Fund into the USAA Target Retirement Income Fund. The tax-free exchange of shares by the USAA Target Retirement Income Fund for the assets and liabilities of the USAA Target Retirement 2020 Fund (100% of the voting equity interest) on the date of the reorganization was as follows (amounts in thousands):

Shares Issued by Target Income Fund	Total Net Assets of the Target 2020 Fund		Merger Ratio	Prior to Reorganization Total Net Assets of the Target Income Fund		After Reorganization Total Net Assets of the Target Income Fund
44,513	$513,117	(b)	1.02%	$308,335	(a)	$821,452

(a)  Includes undistributed net investment income of $5,414 thousand and unrealized appreciation on investments of $29,437 thousand with a fair value of $307,072 thousand and identified cost of $277,635 thousand.

(b)  Includes $54,480 thousand of unrealized appreciation on investments.

The Reorganization was accounted for as an asset acquisition of the USAA Target Retirement 2020 Fund (the "Acquired Fund") by the USAA Target Retirement Income Fund (the "Acquiring Fund") in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations — Related Issues. The fair value of the Reorganization consideration paid by the USAA Target Retirement Income Fund was allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and did not give rise to goodwill. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Assets received, and shares issued by the Target Retirement Income Fund were recorded at fair value; however, the cost basis of the investments received by the Target Retirement Income Fund was carried forward to align ongoing reporting of the portfolio's realized and unrealized gains and losses with

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

amounts distributable for tax purposes. The Statements of Operations, Statements of Changes in Net Assets and the Financial Highlights for the current period do not include any pre-merger activity of the Acquired Fund and prior reporting periods of the accounting survivor are not restated.

The pro forma results of operations for the year ended December 31, 2020, assuming the reorganization had been completed on January 1, 2020 (the beginning of the annual period), are as follows (amounts in thousands):

Net investment income	$21,813
Net realized gain on investments	$12,280
Change in unrealized appreciation/(depreciation) on investments	$32,341
Net increase in net assets resulting from operations	$66,434

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of USAA Target Retirement Income Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, USAA Target Retirement 2050 Fund, and USAA Target Retirement 2060 Fund and the Board of Trustees of USAA Mutual Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of USAA Target Retirement Income Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, USAA Target Retirement 2050 Fund, and USAA Target Retirement 2060 Fund (collectively referred to as the "Funds") (five of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedules of portfolio investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting USAA Mutual Funds Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 24, 2022

47

USAA Mutual Funds Trust	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees.
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	46	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D.* (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present).	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	46	None

*  Effective at the close of business December 31, 2021, Robert L. Mason, Ph.D. retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	46	None

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.

50

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee.
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				46 portfolios within the Trust; 41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

51

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

52

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21- 12/31/21*	Hypothetical Expenses Paid During Period 7/1/21- 12/31/21*	Annualized Expense Ratio During Period 7/1/21- 12/31/21
Target Income Fund	$1,000.00	$1,015.50	$1,025.05	$0.15	$0.15	0.03%
Target 2030 Fund	1,000.00	1,032.10	1,025.10	0.10	0.10	0.02%
Target 2040 Fund	1,000.00	1,041.90	1,025.10	0.10	0.10	0.02%
Target 2050 Fund	1,000.00	1,046.20	1,025.10	0.10	0.10	0.02%
Target 2060 Fund	1,000.00	1,045.90	1,024.70	0.52	0.51	0.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2021 (amounts in thousands):

For the year ended December 31, 2021, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Target Income Fund	21%
Target 2030 Fund	26%
Target 2040 Fund	29%
Target 2050 Fund	31%
Target 2060 Fund	33%

For the year ended December 31, 2021, Dividends qualified for corporate dividends received deductions of:

Percent
Target Income Fund	7%
Target 2030 Fund	10%
Target 2040 Fund	12%
Target 2050 Fund	12%
Target 2060 Fund	12%

For the year ended December 31, 2021, the following Funds designated short-term capital gain distributions:

Amount
Target Income Fund	$458
Target 2030 Fund	1,154
Target 2040 Fund	819
Target 2050 Fund	943
Target 2060 Fund	81

For the year ended December 31, 2021, the following Funds designated long-term capital gain distributions:

Amount
Target Income Fund	$26,983
Target 2030 Fund	44,106
Target 2040 Fund	47,749
Target 2050 Fund	31,127
Target 2060 Fund	3,002

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2021, were as follows:

	Foreign Source Income	Foreign Tax Expense
Target Income Fund	$0.0230	$0.0048
Target 2030 Fund	0.0421	0.0081
Target 2040 Fund	0.0538	0.0103
Target 2050 Fund	0.0631	0.0119
Target 2060 Fund	0.0650	0.0123

54

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Target Retirement Funds

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to each of the Target Retirement Income Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund and Target Retirement 2060 Fund (each, a "Fund" and together, the "Funds"). Prior to the December 9-10, 2021, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Funds' investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Funds, as well as information regarding the Adviser's revenues and costs of providing services to the Funds and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to each Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Funds' performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Funds. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement with respect to each Fund. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Funds by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its

55

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Funds, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Funds' compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Adviser's role in coordinating the activities of the Funds' other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Funds, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated each Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. Each Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Adviser does not receive a management fee from the Funds. The data indicated that each Fund's total expenses, which included underlying expenses and after any reimbursements, were below the median of its respective expense group and its respective expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for each Fund. The Board took into account the various other services provided to the Funds by the Adviser and its affiliates, and noted the high quality of services received by the Funds.

In considering the Funds' performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Funds' average annual total returns relative to their Lipper indexes and other mutual funds deemed to be in their peer groups by the independent third party in its report (the "performance universe"). Each Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Target Retirement Income Fund was above the average of its performance universe and its Lipper index for the one-year period ended September 30, 2021, and was below the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended September 30, 2021; the performance of each of the Target Retirement 2030 Fund, Target Retirement 2040 Fund and Target Retirement 2050 Fund was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021; and the performance of the Target Retirement 2060 Fund was below the average of its performance universe and its Lipper index for the one-, three- and five-year periods ended September 30, 2021. The Board took into account management's discussion of the Funds' performance, including certain

56

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

differences in the Funds' investment approach as compared to the investment approaches used by other funds in the peer universes and the impact of market conditions on the Funds' performance relative to their peers.

Compensation and Profitability — The Board took into consideration that the Adviser does not receive a management fee from the Funds. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the revenues from the Funds. This information included a review of the methodology used in the allocation of certain costs to the Funds. In considering the profitability data with respect to each Fund, the Trustees noted that the Adviser reimbursed or waived a portion of each Fund's expenses. The Trustees reviewed the profitability of the Adviser's relationship with the Funds before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of each Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also took into account the Adviser's receipt of management fees from the underlying funds in which the Funds invest. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Funds. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Funds and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — With respect to the consideration of any economies of scale to be realized by the Funds, the Board took into account that the Adviser does not receive any management fees under the Advisory Agreement. The Board took into account management's discussion of the Funds' current management fee structure. The Board also considered the expense reimbursement arrangement by the Adviser. The Board also considered the effect of each Fund's change in size, if any, on its performance and fees, noting that each Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Advisory Agreement with the Adviser with respect to each Fund: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach, and the Adviser is appropriately monitoring the Fund's performance; (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and its affiliates; and (v) the Adviser's and its affiliates' level of profitability from their relationship with each Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of funds. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of each Fund and its shareholders.

57

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
vcm.com	(800) 235-8396

88214-0222

DECEMBER 31, 2021

Annual Report

USAA 500 Index Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

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Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Supplemental Information (Unaudited)	37
Trustee and Officer Information	37
Proxy Voting and Portfolio Holdings Information	42
Expense Examples	42
Additional Federal Income Tax Information	43
Advisory Contract Approval	44
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds—including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps, but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks"—a few names that gained massive notoriety on social media platforms—went on stomach-churning roller coaster rides. Also intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (basis point is 1/100th of a percentage point), reflecting a very low starting rate, substantial fiscal stimuli, and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (although this stance has begun to shift recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

2

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA 500 Index Fund

Manager's Commentary

(Unaudited)

•  What were the market conditions over the reporting period?

The first quarter proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

Equity markets consolidated and interest rates leveled off after large upswings during the second quarter. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation data increased as the economy reopened more quickly than expected. The Fed maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment was a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated that it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter as reflected in the 11.03% return for the bellwether S&P 500 Index. The markets faced a shift in Fed policy as persistent inflation driven by supply chain issues and rising commodity prices led the central bank to announce and subsequently accelerate the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

4

USAA Mutual Funds Trust

USAA 500 Index Fund (continued)

Manager's Commentary (continued)

•  How did the USAA 500 Index Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Member Shares and Reward Shares. For the reporting period ended December 31, 2021, the Fund closely tracked its benchmark, the Victory US Large Cap 500 Index (the "Index") with the Member Shares and Reward Shares returning 27.50% and 27.62%, respectively, versus the Index, which returned 27.85%. The Index emphasizes large U.S. company stocks and is not available for direct investment.

•  Please describe sector performance during the reporting period.

During the year, the Fund's strong absolute return was led by information technology and financial stocks. The strong return in these sectors more than offset the underperformance in the utilities and materials sectors. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA 500 Index Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Member Shares	Reward Shares
INCEPTION DATE	5/1/96	5/1/02
	Net Asset Value	Net Asset Value	Victory US Large Cap 500 Index[1]	S&P 500® Index[2]
One Year	27.50%	27.62%	27.85%	28.70%
Five Year	18.63%	18.75%	19.04%	18.46%
Ten Year	16.48%	16.60%	16.80%	16.53%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA 500 Index Fund — Growth of $10,000

1The Victory US Large Cap 500 Index emphasizes stocks of large U.S. companies. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an index representing the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA 500 Index Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index (the "Index"). The Index emphasizes stocks of large U.S. companies.

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.6%)
Communication Services (10.3%):
Activision Blizzard, Inc.	204,412	$13,600
Alphabet, Inc. Class A (a)	76,313	221,082
Alphabet, Inc. Class C (a)	87,009	251,768
AMC Entertainment Holdings, Inc. (a) (b)	140,879	3,832
AT&T, Inc.	1,978,209	48,664
Charter Communications, Inc. Class A (a) (b)	33,460	21,815
Comcast Corp. Class A	1,212,397	61,020
DISH Network Corp. Class A (a)	61,679	2,001
Electronic Arts, Inc.	74,221	9,790
Endeavor Group Holdings, Inc. Class A (a)	6,016	210
Fox Corp. Class A	92,638	3,418
Fox Corp. Class B	42,880	1,469
Liberty Media Corp.-Liberty SiriusXM Class A (a)	27,292	1,388
Liberty Media Corp.-Liberty SiriusXM Class C (a)	48,594	2,471
Live Nation Entertainment, Inc. (a)	40,682	4,869
Match Group, Inc. (a)	77,595	10,262
Meta Platforms, Inc. Class A (a)	610,832	205,453
Netflix, Inc. (a)	120,124	72,368
Omnicom Group, Inc.	57,644	4,224
Pinterest, Inc. Class A (a)	26,542	965
ROBLOX Corp. Class A (a)	57,352	5,916
Roku, Inc. (a)	5,944	1,356
Sirius XM Holdings, Inc. (b)	233,252	1,481
Snap, Inc. Class A (a)	332,022	15,615
Take-Two Interactive Software, Inc. (a)	31,604	5,617
The Walt Disney Co. (a)	450,526	69,782
T-Mobile U.S., Inc. (a)	193,040	22,389
Twitter, Inc. (a)	216,846	9,372
Verizon Communications, Inc.	1,122,768	58,339
ViacomCBS, Inc. Class A	2,730	91
ViacomCBS, Inc. Class B	141,135	4,259
Warner Music Group Corp. Class A	22,506	972
Zillow Group, Inc. Class A (a)	12,886	802
Zillow Group, Inc. Class C (a)	49,066	3,133
ZoomInfo Technologies, Inc. (a)	13,914	893
		1,140,686
Communications Equipment (0.9%):
Arista Networks, Inc. (a)	69,891	10,047
Cisco Systems, Inc.	1,168,367	74,039
Motorola Solutions, Inc.	43,341	11,776
Ubiquiti, Inc.	1,821	558
		96,420
Consumer Discretionary (12.6%):
Airbnb, Inc. Class A (a)	16,420	2,734
Amazon.com, Inc. (a)	128,660	428,996
AutoZone, Inc. (a)	5,809	12,178

See notes to financial statements.

8

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bath & Body Works, Inc.	67,841	$4,735
Best Buy Co., Inc.	60,965	6,194
Booking Holdings, Inc. (a)	11,375	27,291
Burlington Stores, Inc. (a)	15,770	4,597
Caesars Entertainment, Inc. (a)	48,623	4,548
CarMax, Inc. (a)	44,909	5,848
Carnival Corp. (a)	246,025	4,950
Carvana Co. (a)	3,023	701
Chewy, Inc. Class A (a) (b)	14,618	862
Chipotle Mexican Grill, Inc. (a)	7,548	13,196
D.R. Horton, Inc.	90,449	9,809
Darden Restaurants, Inc.	28,763	4,333
Dollar General Corp.	58,107	13,703
Dollar Tree, Inc. (a)	62,318	8,757
Domino's Pizza, Inc.	9,443	5,329
DoorDash, Inc. Class A (a)	9,985	1,487
DraftKings, Inc. Class A (a)	197,882	5,436
eBay, Inc.	171,591	11,411
Etsy, Inc. (a)	33,272	7,285
Expedia Group, Inc. (a)	37,020	6,690
Ford Motor Co.	1,072,574	22,277
GameStop Corp. Class A (a) (b)	18,290	2,714
General Motors Co. (a)	372,561	21,843
Genuine Parts Co.	39,039	5,473
Hilton Worldwide Holdings, Inc. (a)	70,710	11,030
Las Vegas Sands Corp. (a) (c)	95,796	3,606
Lennar Corp. Class A	67,382	7,827
Lennar Corp. Class B	4,827	461
LKQ Corp.	80,106	4,809
Lowe's Cos., Inc.	180,748	46,720
Lucid Group, Inc. (a) (b)	177,631	6,759
Marriott International, Inc. Class A (a)	84,523	13,967
McDonald's Corp.	189,571	50,818
MGM Resorts International	112,134	5,033
NIKE, Inc. Class B	355,436	59,240
NVR, Inc. (a)	904	5,342
O'Reilly Automotive, Inc. (a)	18,665	13,182
Peloton Interactive, Inc. Class A (a)	12,360	442
Pool Corp.	10,988	6,219
Ross Stores, Inc.	89,118	10,184
Royal Caribbean Cruises Ltd. (a)	52,008	3,999
Starbucks Corp.	318,159	37,215
Target Corp. (c)	131,330	30,395
Tesla, Inc. (a)	240,133	253,768
The Home Depot, Inc.	289,277	120,053
The TJX Cos., Inc.	330,453	25,088
Tractor Supply Co.	31,197	7,444
Ulta Beauty, Inc. (a)	14,992	6,182
VF Corp.	96,210	7,044

See notes to financial statements.

9

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Wayfair, Inc. Class A (a) (b)	13,069	$2,483
Yum! Brands, Inc.	70,092	9,733
		1,392,420
Consumer Staples (5.9%):
Altria Group, Inc.	498,172	23,608
Archer-Daniels-Midland Co.	138,664	9,372
Brown-Forman Corp. Class B	72,609	5,290
Church & Dwight Co., Inc.	68,021	6,972
Colgate-Palmolive Co.	226,114	19,297
Conagra Brands, Inc.	123,093	4,204
Constellation Brands, Inc. Class A	46,569	11,687
Costco Wholesale Corp.	118,530	67,289
General Mills, Inc.	167,790	11,306
Hormel Foods Corp. (b)	83,851	4,093
Kellogg Co.	75,599	4,870
Keurig Dr Pepper, Inc.	256,357	9,449
Kimberly-Clark Corp.	93,278	13,331
McCormick & Co., Inc.	54,565	5,272
Mondelez International, Inc. Class A	378,301	25,085
Monster Beverage Corp. (a)	101,836	9,780
PepsiCo, Inc.	383,024	66,535
Philip Morris International, Inc.	431,274	40,971
Sysco Corp.	139,027	10,921
The Clorox Co.	33,677	5,872
The Coca-Cola Co.	1,146,343	67,875
The Estee Lauder Cos., Inc.	55,738	20,634
The Hershey Co.	38,445	7,438
The Kraft Heinz Co.	207,021	7,432
The Kroger Co.	184,319	8,342
The Procter & Gamble Co.	656,264	107,352
Tyson Foods, Inc. Class A	68,077	5,934
Walgreens Boots Alliance, Inc.	209,503	10,928
Walmart, Inc.	412,522	59,688
		650,827
Electronic Equipment, Instruments & Components (0.6%):
Amphenol Corp. Class A	151,716	13,269
CDW Corp.	37,598	7,699
Cognex Corp.	47,430	3,688
Corning, Inc.	226,458	8,431
Keysight Technologies, Inc. (a)	50,489	10,427
Teledyne Technologies, Inc. (a)	11,836	5,171
Trimble, Inc. (a)	65,143	5,680
Zebra Technologies Corp. (a)	14,649	8,719
		63,084
Energy (2.6%):
Baker Hughes Co.	187,663	4,515
Cheniere Energy, Inc.	70,249	7,125
Chevron Corp.	528,389	62,007

See notes to financial statements.

10

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ConocoPhillips	365,376	$26,373
Devon Energy Corp.	187,543	8,261
EOG Resources, Inc.	136,490	12,124
Exxon Mobil Corp.	1,135,753	69,497
Halliburton Co.	242,746	5,552
Hess Corp.	71,350	5,282
Kinder Morgan, Inc.	587,716	9,321
Marathon Petroleum Corp.	168,736	10,797
Occidental Petroleum Corp.	258,733	7,501
ONEOK, Inc.	120,933	7,106
Phillips 66	121,383	8,795
Pioneer Natural Resources Co.	67,630	12,301
Schlumberger NV	388,559	11,637
The Williams Cos., Inc.	336,589	8,765
Valero Energy Corp.	112,064	8,417
		285,376
Financials (10.6%):
Aflac, Inc.	177,470	10,363
Ally Financial, Inc.	96,708	4,604
American Express Co.	182,948	29,930
American International Group, Inc.	220,325	12,528
Ameriprise Financial, Inc.	30,670	9,252
Arch Capital Group Ltd. (a)	85,574	3,804
Ares Management Corp. Class A	55,952	4,547
Arthur J. Gallagher & Co.	56,816	9,640
Bank of America Corp.	2,100,111	93,434
Berkshire Hathaway, Inc. Class A (a)	101	45,517
Berkshire Hathaway, Inc. Class B (a)	380,096	113,649
BlackRock, Inc.	39,869	36,502
Blackstone, Inc.	190,278	24,620
Brown & Brown, Inc.	65,885	4,630
Capital One Financial Corp.	117,906	17,107
Cincinnati Financial Corp.	39,471	4,497
Citigroup, Inc.	538,112	32,497
Citizens Financial Group, Inc.	109,367	5,168
CME Group, Inc.	78,544	17,944
Coinbase Global, Inc. Class A (a)	55,451	13,994
Discover Financial Services	79,479	9,185
Fifth Third Bancorp	173,465	7,554
First Republic Bank	48,446	10,005
Franklin Resources, Inc.	86,331	2,891
Huntington Bancshares, Inc.	396,483	6,114
Intercontinental Exchange, Inc.	156,075	21,346
JPMorgan Chase & Co.	801,436	126,907
KeyCorp	233,488	5,401
M&T Bank Corp.	35,273	5,417
Markel Corp. (a)	3,587	4,426
MarketAxess Holdings, Inc.	9,314	3,831
Marsh & McLennan Cos., Inc.	138,394	24,056
MetLife, Inc.	208,491	13,029

See notes to financial statements.

11

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Moody's Corp.	47,162	$18,421
Morgan Stanley	413,370	40,576
MSCI, Inc.	22,839	13,993
Nasdaq, Inc.	31,695	6,656
Northern Trust Corp.	57,527	6,881
Principal Financial Group, Inc.	62,609	4,529
Prudential Financial, Inc.	103,612	11,215
Raymond James Financial, Inc.	54,105	5,432
Regions Financial Corp.	261,300	5,696
Robinhood Markets, Inc. Class A (a) (b)	17,460	310
Rocket Cos., Inc. Class A (b)	28,960	405
S&P Global, Inc.	64,654	30,512
State Street Corp.	100,221	9,321
SVB Financial Group (a)	16,258	11,027
Synchrony Financial	135,644	6,293
T. Rowe Price Group, Inc.	61,606	12,114
The Allstate Corp.	79,415	9,343
The Bank of New York Mellon Corp.	219,138	12,728
The Carlyle Group, Inc.	70,695	3,881
The Charles Schwab Corp.	416,663	35,041
The Goldman Sachs Group, Inc.	92,745	35,480
The Hartford Financial Services Group, Inc.	88,330	6,098
The PNC Financial Services Group, Inc.	115,848	23,230
The Progressive Corp.	162,060	16,635
The Travelers Cos., Inc.	63,128	9,875
Tradeweb Markets, Inc. Class A	12,215	1,223
Truist Financial Corp.	365,901	21,424
U.S. Bancorp	393,471	22,101
Upstart Holdings, Inc. (a)	19,259	2,914
Wells Fargo & Co.	1,092,922	52,438
		1,170,181
Health Care (13.3%):
10X Genomics, Inc. Class A (a)	3,252	484
Abbott Laboratories	489,853	68,942
AbbVie, Inc.	484,585	65,613
ABIOMED, Inc. (a)	11,409	4,098
Agilent Technologies, Inc.	76,615	12,232
Align Technology, Inc. (a)	21,614	14,204
Alnylam Pharmaceuticals, Inc. (a)	26,854	4,554
AmerisourceBergen Corp.	43,698	5,807
Amgen, Inc.	154,394	34,734
Anthem, Inc.	67,237	31,167
Avantor, Inc. (a)	156,391	6,590
Baxter International, Inc.	131,403	11,280
Becton Dickinson & Co.	78,681	19,787
Biogen, Inc. (a)	35,552	8,530
BioMarin Pharmaceutical, Inc. (a)	40,152	3,547
Bio-Rad Laboratories, Inc. Class A (a)	5,322	4,021
Bio-Techne Corp.	10,771	5,572
Boston Scientific Corp. (a)	386,443	16,416

See notes to financial statements.

12

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bristol-Myers Squibb Co.	614,889	$38,338
Catalent, Inc. (a)	41,432	5,305
Centene Corp. (a)	158,240	13,039
Cerner Corp.	81,506	7,570
Charles River Laboratories International, Inc. (a)	13,097	4,935
Cigna Corp.	91,813	21,083
CVS Health Corp.	346,438	35,739
Danaher Corp.	195,869	64,443
Dexcom, Inc. (a)	25,154	13,506
Doximity, Inc. Class A (a)	7,088	355
Edwards Lifesciences Corp. (a)	172,954	22,406
Elanco Animal Health, Inc. (a)	107,606	3,054
Eli Lilly & Co.	231,523	63,951
Exact Sciences Corp. (a)	41,204	3,207
Gilead Sciences, Inc. (c)	310,913	22,575
HCA Healthcare, Inc.	64,393	16,544
Hologic, Inc. (a)	57,185	4,378
Horizon Therapeutics PLC (a)	61,511	6,628
Humana, Inc.	32,233	14,952
IDEXX Laboratories, Inc. (a)	22,006	14,490
Illumina, Inc. (a)	39,652	15,085
Incyte Corp. (a)	55,394	4,066
Insulet Corp. (a)	13,072	3,478
Intuitive Surgical, Inc. (a)	96,807	34,783
IQVIA Holdings, Inc. (a)	52,922	14,931
Johnson & Johnson (c)	706,255	120,819
Laboratory Corp. of America Holdings (a)	26,511	8,330
McKesson Corp.	42,296	10,514
Merck & Co., Inc.	699,740	53,628
Mettler-Toledo International, Inc. (a)	5,898	10,010
Moderna, Inc. (a)	106,407	27,025
Molina Healthcare, Inc. (a)	12,942	4,117
Novavax, Inc. (a) (b)	20,725	2,965
PerkinElmer, Inc.	30,912	6,215
Pfizer, Inc.	1,554,884	91,816
Quest Diagnostics, Inc.	33,984	5,880
Regeneron Pharmaceuticals, Inc. (a)	18,664	11,787
Repligen Corp. (a)	13,865	3,672
ResMed, Inc.	37,394	9,740
Royalty Pharma PLC Class A	23,017	917
Seagen, Inc. (a)	49,589	7,667
Stryker Corp.	97,903	26,181
Teladoc Health, Inc. (a)	39,212	3,600
Teleflex, Inc.	10,791	3,545
The Cooper Cos., Inc.	12,652	5,300
Thermo Fisher Scientific, Inc.	109,160	72,836
UnitedHealth Group, Inc.	260,913	131,015
Veeva Systems, Inc. Class A (a)	28,696	7,331
Vertex Pharmaceuticals, Inc. (a)	69,692	15,304
Viatris, Inc.	335,028	4,533

See notes to financial statements.

13

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Waters Corp. (a)	15,307	$5,703
West Pharmaceutical Services, Inc.	18,794	8,815
Zimmer Biomet Holdings, Inc.	57,872	7,352
Zoetis, Inc.	131,066	31,984
		1,465,020
Industrials (7.5%):
3M Co.	159,634	28,356
AMETEK, Inc.	60,035	8,828
Carrier Global Corp.	202,158	10,965
Caterpillar, Inc.	145,120	30,002
Cintas Corp.	26,234	11,626
Copart, Inc. (a)	64,323	9,753
CoStar Group, Inc. (a) (c)	103,647	8,191
CSX Corp.	556,220	20,914
Cummins, Inc.	39,623	8,643
Deere & Co.	82,277	28,212
Delta Air Lines, Inc. (a)	166,100	6,491
Dover Corp.	39,467	7,167
Eaton Corp. PLC	110,421	19,083
Emerson Electric Co.	159,596	14,838
Equifax, Inc.	33,441	9,791
Expeditors International of Washington, Inc.	45,447	6,103
Fastenal Co.	159,333	10,207
FedEx Corp.	68,168	17,631
Fortive Corp.	98,288	7,498
Generac Holdings, Inc. (a)	17,293	6,086
General Dynamics Corp.	68,394	14,258
General Electric Co.	275,269	26,005
HEICO Corp.	12,492	1,802
HEICO Corp. Class A	21,298	2,737
Honeywell International, Inc.	186,693	38,927
IDEX Corp.	21,062	4,977
Illinois Tool Works, Inc.	77,799	19,201
Ingersoll Rand, Inc. (c)	95,082	5,883
J.B. Hunt Transport Services, Inc.	22,967	4,694
Jacobs Engineering Group, Inc.	33,466	4,660
Johnson Controls International PLC	195,115	15,865
L3Harris Technologies, Inc.	53,786	11,469
Lockheed Martin Corp.	76,399	27,153
Lyft, Inc. Class A (a)	10,929	467
Masco Corp.	67,617	4,748
Norfolk Southern Corp.	67,412	20,069
Northrop Grumman Corp.	42,069	16,284
Old Dominion Freight Line, Inc.	27,836	9,976
Otis Worldwide Corp.	115,193	10,030
PACCAR, Inc.	96,176	8,489
Parker-Hannifin Corp.	35,227	11,206
Raytheon Technologies Corp.	410,275	35,308
Republic Services, Inc. (c)	61,027	8,510
Rockwell Automation, Inc.	32,129	11,208

See notes to financial statements.

14

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rollins, Inc.	78,915	$2,700
Roper Technologies, Inc.	27,376	13,465
Southwest Airlines Co. (a)	146,714	6,285
Stanley Black & Decker, Inc.	45,164	8,519
Textron, Inc.	50,778	3,920
The Boeing Co. (a)	162,805	32,776
TransDigm Group, Inc. (a)	13,372	8,508
TransUnion	49,166	5,830
Uber Technologies, Inc. (a)	526,139	22,061
Union Pacific Corp.	172,466	43,449
United Parcel Service, Inc. Class B	187,548	40,199
United Rentals, Inc. (a)	20,055	6,664
Verisk Analytics, Inc.	44,645	10,212
W.W. Grainger, Inc.	13,671	7,085
Waste Management, Inc.	115,883	19,341
Westinghouse Air Brake Technologies Corp.	52,356	4,823
Xylem, Inc.	46,799	5,612
		825,760
IT Services (4.1%):
Affirm Holdings, Inc. (a)	7,288	733
Akamai Technologies, Inc. (a)	44,537	5,213
Automatic Data Processing, Inc.	116,732	28,784
Block, Inc. (a)	67,211	10,855
Broadridge Financial Solutions, Inc.	31,955	5,842
Cognizant Technology Solutions Corp. Class A	142,443	12,638
EPAM Systems, Inc. (a)	15,713	10,503
Fidelity National Information Services, Inc.	168,689	18,412
Fiserv, Inc. (a)	161,721	16,785
FleetCor Technologies, Inc. (a)	21,547	4,823
Gartner, Inc. (a)	22,782	7,616
Global Payments, Inc.	75,302	10,179
International Business Machines Corp.	243,203	32,507
Marqeta, Inc. Class A (a)	14,166	243
Mastercard, Inc. Class A	243,895	87,636
MongoDB, Inc. (a)	579	307
Okta, Inc. (a)	10,432	2,339
Paychex, Inc.	88,325	12,056
PayPal Holdings, Inc. (a)	322,055	60,733
Snowflake, Inc. Class A (a)	8,774	2,972
Twilio, Inc. Class A (a)	20,273	5,339
VeriSign, Inc. (a)	26,884	6,824
Visa, Inc. Class A	490,135	106,217
		449,556
Materials (1.8%):
Air Products & Chemicals, Inc.	60,703	18,470
Albemarle Corp.	32,405	7,575
Avery Dennison Corp.	21,005	4,549
Ball Corp.	86,892	8,365
Celanese Corp.	30,160	5,069

See notes to financial statements.

15

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Corteva, Inc.	201,923	$9,547
Dow, Inc.	202,732	11,499
DuPont de Nemours, Inc.	142,015	11,472
Eastman Chemical Co.	34,107	4,124
Ecolab, Inc.	74,371	17,447
Freeport-McMoRan, Inc.	406,685	16,971
International Flavors & Fragrances, Inc.	66,804	10,064
International Paper Co.	92,600	4,350
Martin Marietta Materials, Inc.	16,008	7,052
Newmont Corp.	218,581	13,556
Nucor Corp.	70,838	8,086
PPG Industries, Inc.	65,765	11,341
Southern Copper Corp.	24,797	1,530
The Sherwin-Williams Co.	70,340	24,771
Vulcan Materials Co.	35,601	7,390
		203,228
Real Estate (2.9%):
Alexandria Real Estate Equities, Inc.	41,573	9,269
American Tower Corp.	126,159	36,902
AvalonBay Communities, Inc.	40,749	10,293
Boston Properties, Inc.	41,451	4,774
CBRE Group, Inc. Class A (a)	91,734	9,954
Crown Castle International Corp.	119,730	24,993
Digital Realty Trust, Inc.	82,753	14,637
Duke Realty Corp.	111,056	7,290
Equinix, Inc.	26,256	22,208
Equity LifeStyle Properties, Inc.	53,604	4,699
Equity Residential	100,607	9,105
Essex Property Trust, Inc.	18,980	6,685
Extra Space Storage, Inc.	39,043	8,852
Healthpeak Properties, Inc.	157,194	5,673
Invitation Homes, Inc.	174,019	7,890
Mid-America Apartment Communities, Inc.	33,574	7,703
Prologis, Inc.	215,589	36,297
Public Storage	46,020	17,237
Realty Income Corp.	155,077	11,102
SBA Communications Corp.	31,721	12,340
Simon Property Group, Inc.	89,118	14,238
Sun Communities, Inc.	33,816	7,100
UDR, Inc.	90,159	5,409
Ventas, Inc.	110,580	5,653
VICI Properties, Inc. (b)	183,402	5,522
Welltower, Inc.	126,927	10,887
Weyerhaeuser Co.	194,396	8,005
		324,717
Semiconductors & Semiconductor Equipment (6.3%):
Advanced Micro Devices, Inc. (a)	334,534	48,139
Analog Devices, Inc.	145,740	25,617
Applied Materials, Inc.	250,131	39,361

See notes to financial statements.

16

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Broadcom, Inc.	91,221	$60,699
Enphase Energy, Inc. (a)	36,587	6,693
Entegris, Inc.	35,169	4,874
Intel Corp.	1,126,646	58,022
KLA Corp.	39,792	17,115
Lam Research Corp.	39,004	28,050
Marvell Technology, Inc.	194,539	17,020
Microchip Technology, Inc.	144,003	12,537
Micron Technology, Inc.	309,883	28,866
Monolithic Power Systems, Inc.	12,634	6,233
NVIDIA Corp.	677,973	199,399
ON Semiconductor Corp. (a)	114,325	7,765
Qorvo, Inc. (a)	30,213	4,725
QUALCOMM, Inc.	310,264	56,738
Skyworks Solutions, Inc.	45,334	7,033
Teradyne, Inc.	44,680	7,306
Texas Instruments, Inc.	255,836	48,217
Xilinx, Inc.	67,945	14,406
		698,815
Software (10.3%):
Adobe, Inc. (a)	131,807	74,743
ANSYS, Inc. (a)	24,171	9,695
AppLovin Corp. Class A (a) (b)	7,627	719
Autodesk, Inc. (a)	59,621	16,765
Avalara, Inc. (a)	23,824	3,076
Bentley Systems, Inc. Class B	3,290	159
Bill.com Holdings, Inc. (a)	25,120	6,259
Cadence Design Systems, Inc. (a)	76,774	14,307
Ceridian HCM Holding, Inc. (a)	28,683	2,996
Cloudflare, Inc. Class A (a)	11,254	1,480
Coupa Software, Inc. (a)	18,788	2,969
Crowdstrike Holdings, Inc. Class A (a)	6,019	1,232
Datadog, Inc. Class A (a)	7,276	1,296
DocuSign, Inc. (a)	53,921	8,213
Dynatrace, Inc. (a)	58,189	3,512
Fortinet, Inc. (a)	35,758	12,851
HubSpot, Inc. (a)	11,849	7,810
Intuit, Inc.	76,792	49,394
Microsoft Corp. (c)	2,014,190	677,412
NortonLifeLock, Inc.	140,802	3,658
Nuance Communications, Inc. (a)	87,564	4,844
Oracle Corp.	462,345	40,321
Palantir Technologies, Inc. Class A (a)	81,286	1,480
Palo Alto Networks, Inc. (a) (c)	26,470	14,737
Paycom Software, Inc. (a)	15,053	6,250
Qualtrics International, Inc. Class A (a)	15,782	559
RingCentral, Inc. Class A (a)	19,155	3,589
salesforce.com, Inc. (a)	265,494	67,470
SentinelOne, Inc. Class A (a) (b)	10,820	546
ServiceNow, Inc. (a) (c)	53,967	35,031

See notes to financial statements.

17

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Splunk, Inc. (a)	43,524	$5,037
SS&C Technologies Holdings, Inc.	65,248	5,349
Synopsys, Inc. (a)	41,955	15,460
The Trade Desk, Inc. Class A (a)	84,084	7,705
Tyler Technologies, Inc. (a)	11,112	5,978
UiPath, Inc. Class A (a)	7,483	323
Unity Software, Inc. (a)	51,709	7,394
VMware, Inc. Class A	48,950	5,672
Workday, Inc. Class A (a)	26,973	7,369
Zoom Video Communications, Inc. Class A (a)	6,852	1,260
Zscaler, Inc. (a)	24,912	8,005
		1,142,925
Technology Hardware, Storage & Peripherals (7.6%):
Apple, Inc.	4,544,922	807,042
Dell Technologies, Inc. Class C (a)	60,239	3,384
Hewlett Packard Enterprise Co.	354,966	5,598
HP, Inc.	315,912	11,900
NetApp, Inc.	48,256	4,439
Western Digital Corp. (a)	86,326	5,629
		837,992
Utilities (2.3%):
Ameren Corp.	66,104	5,884
American Electric Power Co., Inc. (c)	139,522	12,413
American Water Works Co., Inc.	50,290	9,498
Avangrid, Inc. (b)	20,324	1,014
CMS Energy Corp.	74,339	4,836
Consolidated Edison, Inc. (c)	95,933	8,185
Dominion Energy, Inc.	224,362	17,626
DTE Energy Co.	45,758	5,470
Duke Energy Corp. (c)	213,090	22,353
Edison International	104,135	7,107
Entergy Corp.	52,160	5,876
Evergy, Inc. (c)	63,522	4,358
Eversource Energy (c)	88,224	8,027
Exelon Corp.	253,898	14,665
FirstEnergy Corp.	149,228	6,206
NextEra Energy, Inc. (c)	543,554	50,746
PG&E Corp. (a)	358,941	4,357
PPL Corp.	203,586	6,120
Public Service Enterprise Group, Inc.	138,605	9,249
Sempra Energy	73,564	9,731
The AES Corp.	161,364	3,921
The Southern Co. (c)	293,317	20,116
WEC Energy Group, Inc. (c)	80,024	7,768
Xcel Energy, Inc. (c)	127,234	8,614
		254,140
Total Common Stocks (Cost $3,112,551)		11,001,147

See notes to financial statements.

18

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (0.4%)^
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (d)	7,697,150	$7,697
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.03% (d)	643,842	644
HSBC U.S. Government Money Market Fund, Institutional Shares, 0.03% (d)	39,264,447	39,264
Total Collateral for Securities Loaned (Cost $47,605)		47,605
Total Investments (Cost $3,160,156) — 100.0%		11,048,752
Liabilities in excess of other assets — 0.0% (e)		(435)
NET ASSETS — 100.00%		$11,048,317

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Rate disclosed is the daily yield on December 31, 2021.

(e)  Amount represents less than 0.05% of net assets.

PLC — Public Limited Company

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	188	3/18/22	$43,700,434	$44,729,900	$1,029,466
Total unrealized appreciation					$1,029,466
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$1,029,466

See notes to financial statements.

19

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA 500 Index Fund
Assets:
Investments, at value (Cost $3,160,156)	$11,048,752	(a)
Cash	60,510
Deposit with broker for futures contracts	9,096
Receivables:
Interest and dividends	6,012
Capital shares issued	3,015
From Adviser	83
Prepaid expenses	95
Total Assets	11,127,563
Liabilities:
Payables:
Collateral received on loaned securities	47,605
Investments purchased	24,661
Capital shares redeemed	4,901
Variation margin on open futures contracts	129
Accrued expenses and other payables:
Investment advisory fees	918
Administration fees	551
Custodian fees	69
Transfer agent fees	251
Compliance fees	6
Other accrued expenses	155
Total Liabilities	79,246
Net Assets:
Capital	3,101,678
Total accumulated earnings/(loss)	7,946,639
Net Assets	$11,048,317
Net Assets
Member Shares	$4,410,258
Reward Shares	6,638,059
Total	$11,048,317
Shares (unlimited number of shares authorized with no par value):
Member Shares	70,870
Reward Shares	106,602
Total	177,472
Net asset value, offering and redemption price per share: (b)
Member Shares	$62.23
Reward Shares	$62.27

(a)  Includes $45,704 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

20

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2021

(Amounts in Thousands)

USAA 500 Index Fund
Investment Income:
Dividends	$132,557
Interest	8
Securities lending (net of fees)	218
Total Income	132,783
Expenses:
Investment advisory fees	10,022
Administration fees — Member Shares	2,522
Administration fees — Reward Shares	3,491
Sub-Administration fees	23
Custodian fees	408
Transfer agent fees — Member Shares	2,540
Transfer agent fees — Reward Shares	417
Trustees' fees	50
Compliance fees	64
Legal and audit fees	44
State registration and filing fees	179
Other expenses	759
Recoupment of prior expenses waived/reimbursed by Adviser	239
Total Expenses	20,758
Expenses waived/reimbursed by Adviser	(1,849)
Net Expenses	18,909
Net Investment Income (Loss)	113,874
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	458,097
Net realized gains (losses) from futures contracts	7,915
Net change in unrealized appreciation/depreciation on investment securities	1,844,975
Net change in unrealized appreciation/depreciation on futures contracts	290
Net realized/unrealized gains (losses) on investments	2,311,277
Change in net assets resulting from operations	$2,425,151

See notes to financial statements.

21

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA 500 Index Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investments:
Operations:
Net investment income (loss)	$113,874	$121,444
Net realized gains (losses) from investments	466,012	205,388
Net change in unrealized appreciation/depreciation on investments	1,845,265	1,248,477
Change in net assets resulting from operations	2,425,151	1,575,309
Distributions to Shareholders:
Member Shares	(214,272)	(133,353)
Reward Shares	(320,176)	(173,089)
Change in net assets resulting from distributions to shareholders	(534,448)	(306,442)
Change in net assets resulting from capital transactions	149,584	(410,396)
Change in net assets	2,040,287	858,471
Net Assets:
Beginning of period	9,008,030	8,149,559
End of period	$11,048,317	$9,008,030
Capital Transactions:
Member Shares
Proceeds from shares issued	$613,301	$812,315
Distributions reinvested	212,842	132,245
Cost of shares redeemed	(1,218,360)	(1,133,678)
Total Member Shares	$(392,217)	$(189,118)
Reward Shares
Proceeds from shares issued	$835,906	$642,148
Distributions reinvested	306,440	165,200
Cost of shares redeemed	(600,545)	(1,028,626)
Total Reward Shares	$541,801	$(221,278)
Change in net assets resulting from capital transactions	$149,584	$(410,396)
Share Transactions:
Member Shares
Issued	10,815	18,844
Reinvested	3,522	2,823
Redeemed	(21,347)	(25,809)
Total Member Shares	(7,010)	(4,142)
Reward Shares
Issued	14,458	14,417
Reinvested	5,064	3,537
Redeemed	(10,476)	(23,827)
Total Reward Shares	9,046	(5,873)
Change in Shares	2,036	(10,015)

See notes to financial statements.

22

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23

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA 500 Index Fund
Member Shares
Year Ended December 31:
2021	$51.33	0.63	(b)	13.37	14.00	(0.63)	(2.47)
2020	$43.93	0.65	(b)	8.48	9.13	(0.66)	(1.07)
2019	$35.22	0.71	(b)	10.19	10.90	(0.72)	(1.47)
2018	$38.00	0.68		(2.40)	(1.72)	(0.66)	(0.40)
2017	$31.81	0.59		6.21	6.80	(0.59)	(0.02)
Reward Shares
Year Ended December 31:
2021	$51.36	0.68	(b)	13.38	14.06	(0.68)	(2.47)
2020	$43.95	0.70	(b)	8.49	9.19	(0.71)	(1.07)
2019	$35.24	0.75	(b)	10.19	10.94	(0.76)	(1.47)
2018	$38.01	0.71		(2.38)	(1.67)	(0.70)	(0.40)
2017	$31.82	0.61		6.22	6.83	(0.62)	(0.02)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

24

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA 500 Index Fund
Member Shares
Year Ended December 31:
2021	(3.10)	$62.23	27.50%	0.24%	1.09%	0.24%	$4,410,258	8%
2020	(1.73)	$51.33	21.22%	0.25%	1.47%	0.25%	$3,997,663	5%
2019	(2.19)	$43.93	31.19%	0.25%	1.73%	0.26%	$3,603,465	13%
2018	(1.06)	$35.22	(4.65)%	0.25%	1.75%	0.26%	$2,957,995	4%
2017	(0.61)	$38.00	21.53%	0.25%	1.71%	0.27%	$3,285,829	3%
Reward Shares
Year Ended December 31:
2021	(3.15)	$62.27	27.62%	0.15%	1.17%	0.18%	$6,638,059	8%
2020	(1.78)	$51.36	21.35%	0.15%	1.58%	0.18%	$5,010,367	5%
2019	(2.23)	$43.95	31.29%	0.15%	1.83%	0.18%	$4,546,094	13%
2018	(1.10)	$35.24	(4.53)%	0.15%	1.85%	0.18%	$3,606,745	4%
2017	(0.64)	$38.01	21.64%	0.15%	1.81%	0.18%	$3,636,257	3%

See notes to financial statements.

25

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA 500 Index Fund (the "Fund"). The Fund offers two classes of shares: Member Shares and Reward Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$11,001,147	$—	$—	$11,001,147
Collateral for Securities Loaned	47,605	—	—	47,605
Total	$11,048,752	$—	$—	$11,048,752
Other Financial Investments^
Assets:
Futures Contracts	$1,029	$—	$—	$1,029
Total	$1,029	$—	$—	$1,029

^  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended December 31, 2021, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021 (amounts in thousands):

Liabilities
Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$1,029

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$7,915	$290

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$45,704	$—	$47,605

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$771,495	$1,021,655

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of December 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.1
USAA Cornerstone Equity Fund	0.4
USAA Target Retirement Income Fund	—	*
USAA Target Retirement 2030 Fund	0.2
USAA Target Retirement 2040 Fund	0.4
USAA Target Retirement 2050 Fund	0.4
USAA Target Retirement 2060 Fund	0.1

*  Amount is less than 0.05%.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.06% and 0.06%, which is based on the Fund's average daily net assets of the Member Shares and of the Reward Shares, respectively. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Member Shares and Reward Shares based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limits (excluding voluntary waivers) were 0.25% and 0.15% for Member Shares and Reward Shares, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that repayments are not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$689	$1,427	$1,849	$3,965

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Large-Capitalization Stock Risk — The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London InterBank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(11,014)	$11,014

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2021				Year Ended December 31, 2020
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$129,496	$404,952	$534,448	$534,448	$131,087	$175,355	$306,442	$306,442

As of December 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,550	$77,470	$81,020	$7,865,619	$7,946,639

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and REIT Adjustments.

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,183,133	$7,974,879	$(109,260)	$7,865,619

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA 500 Index Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 24, 2022

36

USAA Mutual Funds Trust	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees.
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	46	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D.* (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present).	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	46	None

*  Effective at the close of business December 31, 2021, Robert L. Mason, Ph.D. retired from the Board of Trustees.

37

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	46	None

38

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.

39

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee.
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				46 portfolios within the Trust; 41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

40

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

41

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including account maintenance fees, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Actual expenses in the table below do not reflect the effect of the annual $10.00 account maintenance fee that is assessed on Member Share accounts with balances of less than $10,000, at a rate of $2.50 per quarter. To include the effect of this fee on the expenses that you paid, add $5.00 ($2.50 for two quarters) to your calculated estimated expenses. If you are currently assessed this fee, your ending account value reflects the quarterly deduction from your account.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21- 12/31/21*	Hypothetical Expenses Paid During Period 7/1/21- 12/31/21*	Annualized Expense Ratio During Period 7/1/21- 12/31/21
Member Shares	$1,000.00	$1,110.50	$1,024.00	$1.28	$1.22	0.24%
Reward Shares	1,000.00	1,111.10	1,024.45	0.80	0.77	0.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

42

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
95%	96%	$16,783	$415,516

43

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA 500 Index Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

44

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was above the median of its expense group and equal to the median of its expense universe for Member Shares and below the median of its expense group and expense universe for Reward Shares. The data indicated that the Fund's total expenses, including after any reimbursements, were below the median of its expense group and its expense universe for Member Shares and Reward Shares. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also noted the high level of correlation between the Fund and the S&P 500 Index and the relatively low tracking error between the Fund and the S&P 500 Index, and noted that it reviews such information on a periodic basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Fund's Member Shares and Reward Shares was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

45

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and in view of the Fund's investment objective of seeking to track its designated index; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

46

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

29237-0222

DECEMBER 31, 2021

Annual Report

USAA Global Managed Volatility Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Supplemental Information (Unaudited)	37
Trustee and Officer Information	37
Proxy Voting and Portfolio Holdings Information	42
Expense Examples	42
Additional Federal Income Tax Information	43
Advisory Contract Approval	44
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds—including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps, but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks"—a few names that gained massive notoriety on social media platforms—went on stomach-churning roller coaster rides. Also intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (basis point is 1/100th of a percentage point), reflecting a very low starting rate, substantial fiscal stimuli, and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (although this stance has begun to shift recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

2

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Global Managed Volatility Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

The first quarter proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

Equity markets consolidated and interest rates leveled off after large upswings during the second quarter. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation data increased as the economy reopened more quickly than expected. The Fed maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment was a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated that it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on the China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter as reflected in the 11.03% return for the bellwether S&P 500 Index. The markets faced a shift in Fed policy as persistent inflation driven by supply chain issues and rising commodity prices led the central bank to announce and subsequently accelerate the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

4

USAA Mutual Funds Trust

USAA Global Managed Volatility Fund (continued)

Manager's Commentary (continued)

•  How did the USAA Global Managed Volatility Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2021, the Fund Shares and Institutional Shares had total returns of 21.00% and 21.34%, respectively. This compares to total returns of 18.54% for the MSCI All-Country World Index, the Fund's benchmark index, and 12.65% for the Global Managed Volatility Composite Index.

•  What strategies did you employ during the reporting period?

The Fund seeks to provide diversified exposure to global equities. We strive to construct a portfolio that can participate in equities' longer-term performance while also managing the risk of large market downturns.

The Fund performed as expected in 2021, posting very strong absolute returns, while also outperforming the Fund's benchmark. The Fund's risk-conscious approach of emphasizing higher quality within each region and sector was a tailwind to its relative performance. This impact was slightly offset by the emphasis on constructing a portfolio with lower volatility than the benchmark, as global equity markets were up double digits over the reporting period. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Our focus on companies with high levels of profitability and stable balance sheets helped the portfolio sidestep the relative declines seen in securities exhibiting the highest price momentum. Investors also became increasingly concerned about speculative, high growth stocks with low or negative current earnings.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Global Managed Volatility Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Fund Shares	Institutional Shares
INCEPTION DATE	7/12/13	7/31/08
	Net Asset Value	Net Asset Value	MSCI All-Country World Index1+	Global Managed Volatility Composite Index[2]
One Year	21.00%	21.34%	18.54%	12.65%
Five Year	11.53%	11.78%	14.40%	10.47%
Ten Year	NA	8.14%	NA	NA
Since Inception	7.57%	NA	10.83%	11.67%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

+The since inception performance of the MSCI All-Country World Index and Global Managed Volatility Composite Index are calculated from July 12, 2013 through December 31, 2021.

USAA Global Managed Volatility Fund — Growth of $10,000

1The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

2The Global Managed Volatility Composite Index is a combination of indexes representing the Fund's model allocation, and consists of the MSCI All-Country World Index (70%) and the Bloomberg U.S. Treasury — Bills (1-3M) (30%). This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The performance of the MSCI All-Country World Index and the Global Managed Volatility Composite Index are calculated from the end of the month, July 31, 2013, while the inception date of the USAA Global Managed Volatility Fund Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide investors with long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

Top 10 Sectors:

December 31, 2021

(% of Net Assets)

Information Technology	22.5%
Financials	13.5%
Health Care	13.0%
Industrials	11.7%
Consumer Staples	11.4%
Consumer Discretionary	11.2%
Communication Services	9.3%
Materials	4.0%
Energy	2.4%
Real Estate	0.3%

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.6%)
Australia (2.8%):
Consumer Staples (0.6%):
Coles Group Ltd.	115,335	$1,504
Woolworths Group Ltd.	83,361	2,304
		3,808
Financials (0.1%):
Medibank Pvt Ltd.	210,972	514
Health Care (0.3%):
CSL Ltd.	8,786	1,858
Materials (1.8%):
BHP Group Ltd.	136,650	4,125
Fortescue Metals Group Ltd.	74,224	1,043
Rio Tinto Ltd.	29,084	2,122
Wesfarmers Ltd.	82,890	3,576
		10,866
		17,046
Belgium (0.2%):
Financials (0.2%):
KBC Group NV	12,810	1,101
Brazil (0.5%):
Financials (0.0%): (a)
Itau Unibanco Holding SA Preference Shares	35,445	134
Materials (0.5%):
Vale SA	227,397	3,169
		3,303
Canada (3.8%):
Consumer Discretionary (0.8%):
Dollarama, Inc.	22,672	1,135
Lululemon Athletica, Inc. (b)	4,120	1,613
Magna International, Inc.	24,357	1,971
		4,719
Consumer Staples (0.4%):
Alimentation Couche-Tard, Inc.	48,402	2,028
Loblaw Cos. Ltd.	5,237	429
		2,457
Financials (1.8%):
Manulife Financial Corp.	126,449	2,410
Power Corp. of Canada	41,972	1,387
Sun Life Financial, Inc.	51,603	2,873
The Toronto-Dominion Bank	60,259	4,621
		11,291

See notes for financial statements.

8

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.1%):
Canadian National Railway Co.	3,971	$488
Information Technology (0.7%):
CGI, Inc. (b)	17,028	1,506
Constellation Software, Inc.	1,458	2,705
		4,211
		23,166
China (3.0%):
Communication Services (0.8%):
NetEase, Inc., ADR	14,197	1,445
Tencent Holdings Ltd.	55,200	3,221
		4,666
Consumer Discretionary (1.0%):
Alibaba Group Holding Ltd. (b)	119,000	1,749
ANTA Sports Products Ltd.	93,428	1,403
Li Ning Co. Ltd.	13,000	143
Shenzhou International Group Holdings Ltd.	62,800	1,216
Yum China Holdings, Inc.	29,777	1,484
		5,995
Energy (0.1%):
China Shenhua Energy Co. Ltd. Class H	175,000	410
Financials (0.6%):
China Life Insurance Co. Ltd. Class H	576,000	955
China Merchants Bank Co. Ltd. Class H	40,261	313
China Pacific Insurance Group Co. Ltd. Class H	193,800	526
Ping An Insurance Group Co. of China Ltd.	295,000	2,126
		3,920
Information Technology (0.3%):
Sunny Optical Technology Group Co. Ltd.	54,900	1,739
Utilities (0.2%):
ENN Energy Holdings Ltd.	63,401	1,195
		17,925
Denmark (1.5%):
Consumer Staples (0.3%):
Carlsberg A/S Class B	9,618	1,661
Health Care (1.0%):
Coloplast A/S Class B	9,117	1,605
Novo Nordisk A/S Class B	41,382	4,649
		6,254
Materials (0.2%):
Novozymes A/S B Shares	15,639	1,284
		9,199

See notes for financial statements.

9

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Finland (0.5%):
Energy (0.2%):
Neste Oyj	24,260	$1,194
Industrials (0.3%):
Kone Oyj Class B	26,044	1,869
Materials (0.0%): (a)
UPM-Kymmene Oyj	4,792	182
		3,245
France (2.2%):
Consumer Discretionary (1.1%):
Hermes International	1,536	2,684
LVMH Moet Hennessy Louis Vuitton SE	4,740	3,917
		6,601
Consumer Staples (0.6%):
L'Oreal SA	7,301	3,481
Energy (0.2%):
TotalEnergies SE	27,095	1,379
Financials (0.0%): (a)
Credit Agricole SA	17,066	243
Industrials (0.2%):
Cie de Saint-Gobain	6,002	422
Schneider Electric SE	2,928	576
		998
Information Technology (0.1%):
Capgemini SE	1,744	427
Utilities (0.0%): (a)
Veolia Environnement SA	7,331	269
		13,398
Germany (1.0%):
Consumer Discretionary (0.1%):
Daimler AG	3,290	251
Financials (0.6%):
Allianz SE Registered Shares	15,696	3,702
Industrials (0.3%):
Brenntag SE	3,019	273
Daimler Truck Holding AG (b)	1,645	60
Deutsche Post AG Registered Shares	22,713	1,461
		1,794
Utilities (0.0%): (a)
RWE AG	5,874	238
		5,985

See notes for financial statements.

10

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hong Kong (0.6%):
Consumer Discretionary (0.0%): (a)
Chow Tai Fook Jewellery Group Ltd.	89,200	$161
Financials (0.4%):
Hong Kong Exchanges and Clearing Ltd.	36,800	2,152
Health Care (0.1%):
CSPC Pharmaceutical Group Ltd.	658,000	716
Industrials (0.1%):
SITC International Holdings Co. Ltd.	55,000	199
Techtronic Industries Co. Ltd.	6,824	136
		335
		3,364
India (0.8%):
Financials (0.4%):
ICICI Bank Ltd.	194,277	1,932
SBI Life Insurance Co. Ltd.	35,429	568
		2,500
Information Technology (0.4%):
HCL Technologies Ltd.	19,092	338
Infosys Ltd.	61,885	1,567
Wipro Ltd.	39,948	383
		2,288
		4,788
Indonesia (0.5%):
Communication Services (0.2%):
PT Telkom Indonesia Persero Tbk	3,825,900	1,092
Financials (0.3%):
PT Bank Central Asia Tbk	4,287,400	2,196
		3,288
Ireland (0.6%):
Industrials (0.0%): (a)
Eaton Corp. PLC	513	89
Trane Technologies PLC	383	77
		166
Information Technology (0.6%):
Accenture PLC Class A	7,701	3,192
Seagate Technology Holdings PLC	2,211	250
		3,442
		3,608
Israel (0.2%):
Information Technology (0.2%):
Check Point Software Technologies Ltd. (b)	8,453	985

See notes for financial statements.

11

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Italy (0.3%):
Financials (0.3%):
Assicurazioni Generali SpA	85,052	$1,797
Japan (4.9%):
Communication Services (1.5%):
KDDI Corp.	93,500	2,735
Nintendo Co. Ltd.	2,900	1,357
Nippon Telegraph & Telephone Corp.	88,000	2,407
Softbank Corp.	220,100	2,780
		9,279
Consumer Discretionary (0.9%):
Bridgestone Corp.	34,600	1,486
Fast Retailing Co. Ltd.	3,500	1,990
Sony Group Corp.	10,300	1,301
Suzuki Motor Corp.	2,440	94
Yamaha Motor Co. Ltd.	11,800	283
		5,154
Consumer Staples (0.3%):
Kao Corp.	36,900	1,933
Financials (0.6%):
MS&AD Insurance Group Holdings, Inc.	4,000	123
Tokio Marine Holdings, Inc.	55,700	3,102
		3,225
Health Care (0.7%):
Astellas Pharma, Inc.	143,727	2,340
Hoya Corp.	13,700	2,033
		4,373
Industrials (0.7%):
Hitachi Ltd.	6,573	356
ITOCHU Corp.	14,122	432
Recruit Holdings Co. Ltd.	58,800	3,579
		4,367
Information Technology (0.2%):
FUJIFILM Holdings Corp.	2,900	215
Nomura Research Institute Ltd.	25,700	1,099
		1,314
		29,645
Korea, Republic Of (1.1%):
Financials (0.1%):
Shinhan Financial Group Co. Ltd.	12,025	372
Information Technology (1.0%):
Samsung Electronics Co. Ltd.	92,839	6,098
		6,470

See notes for financial statements.

12

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Malaysia (0.1%):
Financials (0.1%):
Public Bank Bhd	410,100	$410
Mexico (0.9%):
Communication Services (0.5%):
America Movil SAB de CV Class L	3,062,127	3,244
Consumer Staples (0.3%):
Wal-Mart de Mexico SAB de CV	512,172	1,904
Financials (0.1%):
Grupo Financiero Banorte SAB de CV Class O	35,836	233
		5,381
Netherlands (1.6%):
Communication Services (0.1%):
Koninklijke KPN NV	266,768	827
Consumer Staples (0.5%):
Koninklijke Ahold Delhaize NV	89,397	3,068
Industrials (0.5%):
Randstad NV	9,271	632
Wolters Kluwer NV	20,252	2,384
		3,016
Information Technology (0.5%):
ASML Holding NV	3,365	2,695
Materials (0.0%): (a)
LyondellBasell Industries NV Class A	2,410	222
		9,828
Norway (0.0%): (a)
Communication Services (0.0%): (a)
Telenor ASA	6,415	101
Russian Federation (1.5%):
Communication Services (0.1%):
Mobile TeleSystems PJSC, ADR	99,418	790
Consumer Staples (0.1%):
X5 Retail Group NV, GDR	18,705	489
Energy (0.6%):
LUKOIL PJSC	35,785	3,193
Tatneft PJSC	107,539	716
		3,909
Financials (0.4%):
Sberbank of Russia PJSC	606,442	2,380
Materials (0.3%):
MMC Norilsk Nickel PJSC	5,761	1,756
		9,324

See notes for financial statements.

13

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Singapore (0.1%):
Financials (0.1%):
DBS Group Holdings Ltd.	22,222	$538
South Africa (0.2%):
Communication Services (0.2%):
MTN Group Ltd. (b)	107,004	1,148
Spain (1.0%):
Communication Services (0.3%):
Telefonica SA	457,177	1,982
Consumer Discretionary (0.5%):
Industria de Diseno Textil SA	82,968	2,675
Financials (0.2%):
Banco Bilbao Vizcaya Argentaria SA	233,972	1,388
		6,045
Sweden (0.5%):
Consumer Discretionary (0.2%):
Hennes & Mauritz AB Class B	53,798	1,056
Energy (0.1%):
Lundin Energy AB	15,423	552
Industrials (0.2%):
Atlas Copco AB Class A	7,223	499
Sandvik AB	12,962	362
Volvo AB Class B	17,649	408
		1,269
		2,877
Switzerland (4.4%):
Communication Services (0.1%):
Swisscom AG Registered Shares	751	424
Consumer Staples (1.0%):
Nestle SA Registered Shares	45,557	6,363
Financials (0.3%):
Partners Group Holding AG	1,123	1,854
Health Care (1.8%):
Novartis AG Registered Shares	58,198	5,116
Roche Holding AG	14,800	6,142
		11,258
Industrials (0.9%):
Geberit AG Registered Shares	2,803	2,286
Kuehne + Nagel International AG Class R	4,326	1,394
SGS SA Registered Shares	464	1,547
		5,227
Information Technology (0.1%):
TE Connectivity Ltd.	2,262	365

See notes for financial statements.

14

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.2%):
Sika AG Registered Shares	3,520	$1,463
		26,954
Taiwan (2.5%):
Communication Services (0.2%):
Chunghwa Telecom Co. Ltd.	291,000	1,226
Consumer Staples (0.2%):
Uni-President Enterprises Corp.	513,730	1,272
Financials (0.3%):
CTBC Financial Holding Co. Ltd.	1,872,000	1,754
Industrials (0.0%): (a)
Evergreen Marine Corp. Ltd.	39,000	200
Information Technology (1.8%):
Delta Electronics, Inc.	150,000	1,489
Novatek Microelectronics Corp.	45,000	874
Realtek Semiconductor Corp.	34,000	711
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	57,360	6,901
Taiwan Semiconductor Manufacturing Co. Ltd.	32,000	708
		10,683
		15,135
United Kingdom (3.1%):
Communication Services (0.0%): (a)
WPP PLC	14,371	219
Consumer Discretionary (0.4%):
InterContinental Hotels Group PLC (b)	14,109	912
Next PLC	9,760	1,079
Persimmon PLC	6,801	264
		2,255
Consumer Staples (0.8%):
Imperial Brands PLC	83,232	1,824
Unilever PLC	56,174	3,013
		4,837
Energy (0.1%):
Royal Dutch Shell PLC Class A	17,818	390
Financials (0.2%):
Aon PLC Class A	4,636	1,393
Health Care (0.1%):
GlaxoSmithKline PLC	15,789	344
Industrials (1.2%):
Ferguson PLC	19,304	3,428
Intertek Group PLC	11,935	910
RELX PLC	91,967	3,002
		7,340

See notes for financial statements.

15

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.3%):
Rio Tinto PLC	28,924	$1,907
		18,685
United States (59.2%):
Communication Services (5.3%):
Alphabet, Inc. Class C (b)	5,769	16,693
Comcast Corp. Class A	11,583	583
Fox Corp. Class A	7,157	264
Lumen Technologies, Inc.	15,330	193
Match Group, Inc. (b)	12,154	1,607
Meta Platforms, Inc. Class A (b)	19,175	6,450
Omnicom Group, Inc.	28,050	2,055
Sirius XM Holdings, Inc. (c)	478,014	3,035
The Interpublic Group of Cos., Inc.	29,586	1,108
Verizon Communications, Inc.	5,945	309
		32,297
Consumer Discretionary (6.2%):
Amazon.com, Inc. (b)	2,380	7,936
AutoZone, Inc. (b)	727	1,524
Bath & Body Works, Inc.	2,695	188
Best Buy Co., Inc.	15,351	1,560
Booking Holdings, Inc. (b)	781	1,874
Domino's Pizza, Inc.	6,551	3,697
eBay, Inc.	13,070	869
Etsy, Inc. (b)	2,392	524
Lowe's Cos., Inc.	2,342	605
NIKE, Inc. Class B	432	72
NVR, Inc. (b)	47	278
O'Reilly Automotive, Inc. (b)	1,512	1,068
Ross Stores, Inc.	12,294	1,405
Starbucks Corp.	27,250	3,187
Target Corp.	9,292	2,150
The Home Depot, Inc.	6,858	2,846
Tractor Supply Co.	1,115	266
Ulta Beauty, Inc. (b)	2,350	969
Yum! Brands, Inc.	47,250	6,561
		37,579
Consumer Staples (6.3%):
Altria Group, Inc.	96,387	4,568
Colgate-Palmolive Co.	66,941	5,713
Costco Wholesale Corp.	3,252	1,846
General Mills, Inc.	5,361	361
Kimberly-Clark Corp.	8,908	1,273
Philip Morris International, Inc.	66,355	6,304
The Clorox Co.	34,013	5,930
The Hershey Co.	20,917	4,047
The Kroger Co.	32,263	1,460
The Procter & Gamble Co.	36,550	5,979

See notes for financial statements.

16

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tyson Foods, Inc. Class A	2,267	$197
Walmart, Inc.	5,402	782
		38,460
Energy (1.1%):
ConocoPhillips	4,119	297
Coterra Energy, Inc.	164,086	3,118
EOG Resources, Inc.	26,937	2,393
Halliburton Co.	37,431	856
Phillips 66	3,532	256
		6,920
Financials (6.4%):
Aflac, Inc.	7,955	465
American Express Co.	1,653	270
Ameriprise Financial, Inc.	1,284	387
Capital One Financial Corp.	2,212	321
Discover Financial Services	27,076	3,129
FactSet Research Systems, Inc.	4,868	2,366
JPMorgan Chase & Co.	4,837	766
MarketAxess Holdings, Inc.	3,274	1,347
MSCI, Inc.	4,025	2,466
Regions Financial Corp.	101,828	2,220
S&P Global, Inc.	7,892	3,724
SEI Investments Co.	73,291	4,466
SVB Financial Group (b)	310	210
Synchrony Financial	60,085	2,787
T. Rowe Price Group, Inc.	33,989	6,684
The Allstate Corp.	3,267	384
The Goldman Sachs Group, Inc.	622	238
The PNC Financial Services Group, Inc.	353	71
The Progressive Corp.	63,776	6,547
		38,848
Health Care (9.0%):
AbbVie, Inc.	22,051	2,986
Align Technology, Inc. (b)	2,742	1,802
AmerisourceBergen Corp.	1,860	247
Amgen, Inc.	24,354	5,479
Anthem, Inc.	932	432
Biogen, Inc. (b)	5,552	1,332
Bristol-Myers Squibb Co.	1,224	76
Cardinal Health, Inc.	1,445	74
Cerner Corp.	32,022	2,974
CVS Health Corp.	3,219	332
Eli Lilly & Co.	8,569	2,367
Gilead Sciences, Inc.	3,953	287
HCA Healthcare, Inc.	1,239	318
IDEXX Laboratories, Inc. (b)	3,339	2,199
Johnson & Johnson	40,307	6,895
Laboratory Corp. of America Holdings (b)	719	226
See notes for financial statements.

17

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
McKesson Corp.	7,053	$1,753
Merck & Co., Inc.	40,300	3,089
Mettler-Toledo International, Inc. (b)	1,487	2,524
Moderna, Inc. (b)	3,799	965
Molina Healthcare, Inc. (b)	3,229	1,027
Pfizer, Inc.	10,424	616
Quest Diagnostics, Inc.	1,335	231
Regeneron Pharmaceuticals, Inc. (b)	3,133	1,979
UnitedHealth Group, Inc.	13,904	6,982
Veeva Systems, Inc. Class A (b)	8,345	2,132
Waters Corp. (b)	4,730	1,762
Zoetis, Inc.	13,508	3,296
		54,382
Industrials (7.2%):
3M Co.	18,704	3,322
Booz Allen Hamilton Holding Corp.	12,029	1,020
Carrier Global Corp.	1,330	72
Cintas Corp.	5,789	2,566
Cummins, Inc.	10,548	2,301
Dover Corp.	1,393	253
Emerson Electric Co.	23,631	2,197
Fastenal Co.	46,882	3,003
Generac Holdings, Inc. (b)	2,020	711
Huntington Ingalls Industries, Inc.	10,548	1,970
Illinois Tool Works, Inc.	13,934	3,439
Lennox International, Inc.	2,119	687
Lockheed Martin Corp.	17,496	6,218
Masco Corp.	2,534	178
Northrop Grumman Corp.	913	353
Old Dominion Freight Line, Inc.	8,810	3,157
Otis Worldwide Corp.	25,561	2,226
Robert Half International, Inc.	12,692	1,416
Rockwell Automation, Inc.	5,401	1,884
Union Pacific Corp.	6,119	1,542
United Parcel Service, Inc. Class B	9,384	2,011
United Rentals, Inc. (b)	641	213
W.W. Grainger, Inc.	4,993	2,588
		43,327
Information Technology (16.6%):
Adobe, Inc. (b)	7,619	4,320
Advanced Micro Devices, Inc. (b)	4,889	703
Apple, Inc.	159,731	28,363
Applied Materials, Inc.	2,925	460
Autodesk, Inc. (b)	2,221	624
Automatic Data Processing, Inc.	1,290	318
Cadence Design Systems, Inc. (b)	16,362	3,049
CDW Corp.	9,464	1,938
Cisco Systems, Inc.	58,919	3,734
Citrix Systems, Inc.	12,582	1,190

See notes for financial statements.

18

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dropbox, Inc. Class A (b)	6,103	$150
Fair Isaac Corp. (b)	7,867	3,412
Fortinet, Inc. (b)	4,849	1,743
Gartner, Inc. (b)	408	136
HP, Inc.	34,274	1,291
Intel Corp.	50,271	2,589
International Business Machines Corp.	2,830	378
KLA Corp.	648	279
Lam Research Corp.	1,053	757
Mastercard, Inc. Class A	6,307	2,266
Microsoft Corp.	70,685	23,773
Motorola Solutions, Inc.	978	266
NetApp, Inc.	2,105	194
NVIDIA Corp.	9,808	2,885
Oracle Corp.	17,312	1,510
QUALCOMM, Inc.	12,532	2,292
Teradyne, Inc.	8,703	1,423
Texas Instruments, Inc.	19,534	3,682
The Western Union Co.	103,967	1,855
VeriSign, Inc. (b)	7,467	1,895
Visa, Inc. Class A	337	73
VMware, Inc. Class A	6,116	709
Zebra Technologies Corp. (b)	3,181	1,893
Zoom Video Communications, Inc. Class A (b)	3,441	633
		100,783
Materials (0.7%):
Celanese Corp.	1,241	209
International Paper Co.	3,670	172
Nucor Corp.	2,122	242
The Sherwin-Williams Co.	10,801	3,804
		4,427
Real Estate (0.3%):
American Tower Corp.	2,198	643
Crown Castle International Corp.	1,138	237
Equinix, Inc.	259	219
Prologis, Inc.	2,499	421
		1,520
Utilities (0.1%):
Evergy, Inc.	2,544	174
FirstEnergy Corp.	6,996	291
NRG Energy, Inc.	4,521	195
		660
		359,203
Total Common Stocks (Cost $502,184)		603,942

See notes for financial statements.

19

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (0.5%)^
United States (0.5%):
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (d)	118,309	$118
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.03% (d)	118,558	119
HSBC U.S. Government Money Market Fund, I Shares, 0.03% (d)	2,957,456	2,957
Total Collateral for Securities Loaned (Cost $3,194)		3,194
Total Investments (Cost $505,378) — 100.1%		607,136
Liabilities in excess of other assets — (0.1)%		(789)
NET ASSETS — 100.00%		$606,347

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rate disclosed is the daily yield on December 31, 2021.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See notes for financial statements.

20

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Global Managed Volatility Fund
Assets:
Investments, at value (Cost $505,378)	$607,136	(a)
Foreign currency, at value (Cost $125)	125
Cash	1,870
Deposit with broker for futures contracts	5
Receivables:
Interest and dividends	613
Capital shares issued	2
Reclaims	271
From Adviser	60
Prepaid expenses	10
Total Assets	610,092
Liabilities:
Payables:
Collateral received on loaned securities	3,194
Accrued foreign capital gains taxes	123
Accrued expenses and other payables:
Investment advisory fees	300
Administration fees	26
Custodian fees	21
Transfer agent fees	26
Compliance fees	—	(b)
Trustees' fees	—	(b)
Other accrued expenses	55
Total Liabilities	3,745
Net Assets:
Capital	474,505
Total accumulated earnings/(loss)	131,842
Net Assets	$606,347
Net Assets
Fund Shares	$12,183
Institutional Shares	594,164
Total	$606,347
Shares (unlimited number of shares authorized with no par value):
Fund Shares	1,130
Institutional Shares	54,112
Total	55,242
Net asset value, offering and redemption price per share: (c)
Fund Shares	$10.78
Institutional Shares	$10.98

(a)  Includes $3,005 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2021

(Amounts in Thousands)

USAA Global Managed Volatility Fund
Investment Income:
Interest	$1
Dividends	14,263
Securities lending (net of fees)	13
Foreign tax withholding	(970)
Total Income	13,307
Expenses:
Investment advisory fees	3,711
Administration fees — Fund Shares	17
Administration fees — Institutional Shares	304
Sub-Administration fees	70
Custodian fees	131
Transfer agent fees — Fund Shares	13
Transfer agent fees — Institutional Shares	304
Trustees' fees	48
Compliance fees	4
Legal and audit fees	52
State registration and filing fees	35
Interfund lending fees	1
Interest fees	11
Other expenses	86
Total Expenses	4,787
Expenses waived/reimbursed by Adviser	(424)
Net Expenses	4,363
Net Investment Income (Loss)	8,944
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	95,058
Foreign taxes on realized gains	(96)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	16,855
Net change in accrued foreign taxes on unrealized gains	(37)
Net realized/unrealized gains (losses) on investments	111,780
Change in net assets resulting from operations	$120,724

See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Global Managed Volatility Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investments:
Operations:
Net investment income (loss)	$8,944	$11,857
Net realized gains (losses) from investments	94,962	75,627
Net change in unrealized appreciation/depreciation on investments	16,818	(40,563)
Change in net assets resulting from operations	120,724	46,921
Distributions to Shareholders:
Fund Shares	(2,473)	(405)
Institutional Shares	(119,748)	(31,411)
Change in net assets resulting from distributions to shareholders	(122,221)	(31,816)
Change in net assets resulting from capital transactions	(127,774)	(296,678)
Change in net assets	(129,271)	(281,573)
Net Assets:
Beginning of period	735,618	1,017,191
End of period	$606,347	$735,618
Capital Transactions:
Fund Shares
Proceeds from shares issued	$1,421	$1,605
Distributions reinvested	2,461	404
Cost of shares redeemed	(1,783)	(3,534)
Total Fund Shares	$2,099	$(1,525)
Institutional Shares
Proceeds from shares issued	$172	$7,453
Distributions reinvested	119,748	31,411
Cost of shares redeemed	(249,793)	(334,017)
Total Institutional Shares	$(129,873)	$(295,153)
Change in net assets resulting from capital transactions	$(127,774)	$(296,678)
Share Transactions:
Fund Shares
Issued	117	162
Reinvested	230	36
Redeemed	(147)	(355)
Total Fund Shares	200	(157)
Institutional Shares
Issued	13	845
Reinvested	10,972	2,779
Redeemed	(20,743)	(30,264)
Total Institutional Shares	(9,758)	(26,640)
Change in Shares	(9,558)	(26,797)

See notes to financial statements.

23

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Global Managed Volatility Fund
Fund Shares
Year Ended December 31:
2021	$11.20	0.15	(c)	2.15	2.30	(0.11)	(2.61)
2020	$10.97	0.12	(c)	0.56	0.68	(0.15)	(0.30)
2019	$9.39	0.19	(c)	1.85	2.04	(0.22)	(0.24)
2018	$10.73	0.25		(1.18)	(0.93)	(0.15)	(0.26)
2017	$9.03	0.13	(c)	1.76	1.89	(0.14)	(0.05)
Institutional Shares
Year Ended December 31:
2021	$11.35	0.18	(c)	2.19	2.37	(0.13)	(2.61)
2020	$11.11	0.14	(c)	0.57	0.71	(0.17)	(0.30)
2019	$9.49	0.21	(c)	1.88	2.09	(0.23)	(0.24)
2018	$10.84	0.16		(1.08)	(0.92)	(0.17)	(0.26)
2017	$9.12	0.18	(c)	1.76	1.94	(0.17)	(0.05)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  The expense ratios for the Years Ended 2017, 2018, 2019, 2020, and 2021 exclude the impact of expenses paid by each underlying fund.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Prior to May 1, 2017, USAA Asset Management Company, the former investment adviser to the Fund ("AMCO"), voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares' average daily net assets.

See notes to financial statements.

24

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA Global Managed Volatility Fund
Fund Shares
Year Ended December 31:
2021	(2.72)	$10.78	21.00%	0.90%		1.26%	1.05%	$12,183	40%
2020	(0.45)	$11.20	6.25%	0.90%		1.14%	1.15%	$10,414	86%
2019	(0.46)	$10.97	21.69%	0.90%		1.81%	1.09%	$11,921	53%
2018	(0.41)	$9.39	(8.78)%	0.90%		1.57%	1.18%	$10,229	35%
2017	(0.19)	$10.73	20.95%	0.90%		1.30%	1.09%	$11,284	48%
Institutional Shares
Year Ended December 31:
2021	(2.74)	$10.98	21.34%	0.70%		1.45%	0.77%	$594,164	40%
2020	(0.47)	$11.35	6.44%	0.70%		1.34%	0.74%	$725,204	86%
2019	(0.47)	$11.11	21.97%	0.70%		1.97%	0.75%	$1,005,270	53%
2018	(0.43)	$9.49	(8.61)%	0.70%		1.87%	0.74%	$922,210	35%
2017	(0.22)	$10.84	21.24%	0.72	%(d)	1.79%	0.76%	$824,189	48%

See notes to financial statements.

25

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Global Managed Volatility Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$405,005	$198,937	$—	$603,942
Collateral for Securities Loaned	3,194	—	—	3,194
Total	$408,199	$198,937	$—	$607,136

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts.

The Fund did not hold futures contracts as of December 31, 2021.

Options:

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Premiums paid for purchased options are included on the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

Premiums received from writing options are included on the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received. As of December 31, 2021, the Fund had no open options.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$3,005	$—	$3,194

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$245,836	$487,178

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of December 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Target Retirement Income Fund	8.1
USAA Target Retirement 2030 Fund	24.9
USAA Target Retirement 2040 Fund	37.1
USAA Target Retirement 2050 Fund	24.5
USAA Target Retirement 2060 Fund	3.4

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.05%, which is based on the Fund's average daily

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

net assets of the Fund Shares and of the Institutional Shares, respectively. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limits (excluding voluntary waivers) were 0.90% and 0.70% for Fund Shares and Institutional Shares, respectively.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$249	$356	$424	$1,029

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Emerging Markets Risk — Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London InterBank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended December 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at December 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$5,708	7	0.57%	$8,687

*  For the year ended December 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2021				Year Ended December 31, 2020
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$35,478	$86,743	$122,221	$122,221	$11,854	$19,962	$31,816	$31,816

As of December 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$9,685	$21,379	$31,064	$100,778	$131,842

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$506,233	$114,381	$(13,478)	$100,903

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Global Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Global Managed Volatility Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 24, 2022

36

USAA Mutual Funds Trust	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees.
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	46	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D.* (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present).	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	46	None

*  Effective at the close of business December 31, 2021, Robert L. Mason, Ph.D. retired from the Board of Trustees.

37

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	46	None

38

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.

39

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee.
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				46 portfolios within the Trust; 41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

40

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

41

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21- 12/31/21*	Hypothetical Expenses Paid During Period 7/1/21- 12/31/21*	Annualized Expense Ratio During Period 7/1/21- 12/31/21
Fund Shares	$1,000.00	$1,073.80	$1,020.67	$4.70	$4.58	0.90%
Institutional Shares	1,000.00	1,075.10	1,021.68	3.66	3.57	0.70%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

42

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
17%	36%	$28,059	$86,742

43

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Global Managed Volatility Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

44

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including underlying fund expenses and after any reimbursements, were above the median of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three- and five-year periods ended September 30, 2021, and was above its Lipper index for the one-year period ended September 30, 2021, and was below its Lipper index for the three- and five-year periods ended September 30, 2021. The Board took into account management's discussion of the Fund's performance, including the reasons the Fund underperformed its Lipper index over the longer term as well as the extent to which the Fund met its investment objective.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

45

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

46

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

88394-0222

DECEMBER 31, 2021

Annual Report

USAA Extended Market Index Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	75
Statement of Operations	76
Statements of Changes in Net Assets	77
Financial Highlights	78
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	90
Supplemental Information (Unaudited)	91
Trustee and Officer Information	91
Proxy Voting and Portfolio Holdings Information	96
Expense Example	96
Additional Federal Income Tax Information	97
Advisory Contract Approval	98
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds—including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps, but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks"—a few names that gained massive notoriety on social media platforms—went on stomach-churning roller coaster rides. Also intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (basis point is 1/100th of a percentage point), reflecting a very low starting rate, substantial fiscal stimuli, and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (although this stance has begun to shift recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

USAA Mutual Funds Trust

USAA Extended Market Index Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

The first quarter proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

Equity markets consolidated and interest rates leveled off after large upswings during the second quarter. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation data increased as the economy reopened more quickly than expected. The Fed maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment was a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated that it may begin tapering its stimulative quantitative easing policy—a development investors took as an indication that the first interest rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter as reflected in the 11.03% return for the bellwether S&P 500 Index. The markets faced a shift in Fed policy as persistent inflation driven by supply chain issues and rising commodity prices led the central bank to announce and subsequently accelerate the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

USAA Mutual Funds Trust

USAA Extended Market Index Fund (continued)

Manager's Commentary (continued)

•  How did the USAA Extended Market Index Fund (the "Fund") perform during the reporting period?

The Fund posted a total return of 15.61% for the reporting period ended December 31, 2021, while its benchmark index, the Wilshire 4500 Completion Index, posted a return of 16.03%.

•  Please describe sector performance during the reporting period.

During the year, the Fund's positive return was led by the financials and real estate sectors. The strong returns in these sectors more than offset the underperformance in the communication services and healthcare sectors. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

USAA Mutual Funds Trust

USAA Extended Market Index Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Fund Shares
INCEPTION DATE	10/27/00
	Net Asset Value	Wilshire 4500 Completion Index[1]
One Year	15.61%	16.03%
Five Year	15.58%	15.89%
Ten Year	14.76%	15.58%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Extended Market Index Fund — Growth of $10,000

1The Wilshire 4500 Completion Index is a market cap-weighted index consisting of the small and mid-cap companies in the U.S. equity market. The Index consists of securities within the Wilshire 5000 Total Market Index (Parent Index) after eliminating the companies included in the S&P 500 Index. The Parent Index measures performance of all U.S. equity securities with readily available price data. This index does not include the effect of expenses or taxes, is not a representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

USAA Mutual Funds Trust USAA Extended Market Index Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Wilshire 4500 Completion IndexSM (the "Index").

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (3.7%):
Altice USA, Inc. Class A (a)	9,922	$161
AMC Entertainment Holdings, Inc. (a) (b)	70,278	1,913
AMC Networks, Inc. Class A (a)	4,057	140
Angi, Inc. Class A (a)	9,497	87
Atn International, Inc.	1,313	52
Autoweb, Inc. (a)	1,118	4
Ballantyne Strong, Inc. (a)	2,124	6
Bandwidth, Inc. Class A (a)	623	45
Boston Omaha Corp. Class A (a)	2,884	83
Brooklyn ImmunoTherapeutics, Inc. (a)	4,089	17
Bumble, Inc. Class A (a)	13,349	452
Cable One, Inc.	627	1,105
Cardlytics, Inc. (a)	4,551	301
Cargurus, Inc. (a)	1,197	40
Cars.com, Inc. (a)	8,344	134
Chicken Soup For The Soul Entertainment, Inc. (a)	168	2
Cinedigm Corp. Class A (a)	23,399	27
Cinemark Holdings, Inc. (a)	13,574	219
Clear Channel Outdoor Holdings, Inc. (a)	65,048	215
Cogent Communications Holdings, Inc. (c)	5,342	391
comScore, Inc. (a)	9,566	32
Consolidated Communications Holdings, Inc. (a)	8,333	62
DallasNews Corp.	663	5
DHI Group, Inc. (a)	6,775	42
Dolphin Entertainment, Inc. (a)	995	8
Emerald Holding, Inc. (a)	2,756	11
Endeavor Group Holdings, Inc. Class A (a)	3,001	105
Entercom Communications Corp. (a)	16,655	43
Entravision Communications Corp. Class A	8,948	61
Eventbrite, Inc. Class A (a)	1,659	29
EverQuote, Inc. Class A (a)	776	12
Frontier Communications Parent, Inc. (a)	33,420	986
Gannett Co., Inc. (a)	16,564	88
Globalstar, Inc. (a) (b)	109,544	127
Gogo, Inc. (a) (b)	7,518	102
Gray Television, Inc.	10,316	208
Harte-Hanks, Inc. (a)	823	6
Hemisphere Media Group, Inc. (a)	2,543	18
IAC/InterActiveCorp (a)	8,911	1,165
IDT Corp. Class B (a)	3,074	136
iHeartMedia, Inc. Class A (a)	17,948	378
Iridium Communications, Inc. (a)	12,886	532
John Wiley & Sons, Inc. Class A	4,470	256
KORE Group Holdings, Inc. (a)	4,609	31
Kubient, Inc. (a)	1,577	5
Lee Enterprises, Inc. (a)	806	28
Liberty Media Corp.-Liberty Braves Class A (a)	1,167	34
Liberty Media Corp.-Liberty Braves Class C (a)	5,008	141

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Liberty Media Corp.-Liberty SiriusXM Class A (a)	13,615	$692
Liberty Media Corp.-Liberty SiriusXM Class C (a)	24,242	1,232
Liberty TripAdvisor Holdings, Inc. Class A (a)	9,045	20
Lions Gate Entertainment Corp. Class A (a)	11,378	189
Lions Gate Entertainment Corp. Class B (a)	14,419	222
LiveOne, Inc. (a)	8,189	10
Loyalty Ventures, Inc. (a)	3,327	100
Madison Square Garden Entertainment Corp. (a)	3,830	269
Madison Square Garden Sports Corp. (a)	2,644	459
Magnite, Inc. (a)	13,998	245
Marchex, Inc. Class B (a)	5,320	13
MediaAlpha, Inc. Class A (a)	1,402	22
Mediaco Holding, Inc. (a)	828	4
Motorsport Games, Inc. Class A (a)	435	1
National CineMedia, Inc.	10,898	31
NerdWallet, Inc. Class A (a)	1,037	16
Nexstar Media Group, Inc. Class A	5,652	852
Nextdoor Holdings, Inc. (a)	11,142	88
NextPlay Technologies, Inc. (a)	10,137	9
Ooma, Inc. (a)	3,214	66
Outbrain, Inc. (a)	4,442	62
Pinterest, Inc. Class A (a)	13,242	481
QuinStreet, Inc. (a)	6,392	116
Reading International, Inc. Class A (a)	2,793	11
Redbox Entertainment, Inc. (a) (b)	1,717	13
Reservoir Media, Inc. (a)	5,220	41
ROBLOX Corp. Class A (a)	28,612	2,953
Roku, Inc. (a)	2,967	677
Saga Communications, Inc. Class A	514	12
Salem Media Group, Inc. (a)	1,846	6
Scholastic Corp.	3,818	153
Sciplay Corp. Class A (a)	3,167	44
Shenandoah Telecommunications Co.	6,251	159
Sinclair Broadcast Group, Inc. Class A	8,242	218
Sirius XM Holdings, Inc. (b)	116,357	739
Skillz, Inc. (a) (b)	39,766	296
Snap, Inc. Class A (a)	165,629	7,790
Society Pass, Inc. (a)	415	4
Spok Holdings, Inc.	2,438	23
SRAX, Inc. (a)	3,348	15
Super League Gaming, Inc. (a)	4,946	12
TechTarget, Inc. (a)	2,433	233
TEGNA, Inc.	28,971	538
Telephone & Data Systems, Inc.	12,412	250
The EW Scripps Co. Class A (a)	7,924	153
The Marcus Corp. (a)	2,378	42
The New York Times Co. Class A	15,385	743
Townsquare Media, Inc. Class A (a)	1,338	18
Travelzoo (a)	1,107	10
TripAdvisor, Inc. (a)	14,774	403

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Troika Media Group, Inc. (a)	3,931	$5
TrueCar, Inc. (a)	9,350	32
United States Cellular Corp. (a)	2,132	67
Urban One, Inc. (a)	1,286	6
Urban One, Inc. (a)	2,823	10
ViacomCBS, Inc. Class A	1,363	45
Vimeo, Inc. (a)	14,423	259
Warner Music Group Corp. Class A	11,228	485
WideOpenWest, Inc. (a)	8,115	175
World Wrestling Entertainment, Inc. Class A	4,854	239
Yelp, Inc. (a)	9,667	350
Zedge, Inc. Class B (a) (b)	1,424	12
Zillow Group, Inc. Class A (a)	6,429	400
Zillow Group, Inc. Class C (a) (b)	24,478	1,563
ZipRecruiter, Inc. (a)	8,808	220
ZoomInfo Technologies, Inc. (a)	6,943	446
Zynga, Inc. Class A (a)	133,616	855
		35,969
Consumer Discretionary (10.8%):
1-800-Flowers.com, Inc. Class A (a)	3,977	93
1847 Goedeker, Inc. (a)	14,703	35
1stdibs.com, Inc. (a) (b)	1,599	20
2U, Inc. (a)	8,991	180
Abercrombie & Fitch Co. (a)	7,053	246
Academy Sports & Outdoors, Inc. (a)	11,018	484
Accel Entertainment, Inc. (a)	9,990	130
Acushnet Holdings Corp.	3,964	210
Adtalem Global Education, Inc. (a)	5,068	150
Airbnb, Inc. Class A (a)	8,193	1,364
aka Brands Holding Corp. (a)	1,498	14
Allbirds, Inc. Class A (a)	2,935	44
American Axle & Manufacturing Holdings, Inc. (a)	13,275	124
American Eagle Outfitters, Inc. (b)	16,925	429
American Outdoor Brands, Inc. (a)	1,929	38
American Public Education, Inc. (a)	1,906	42
America's Car-Mart, Inc. (a)	817	84
Amesite, Inc. (a)	1,984	2
Aramark	29,797	1,098
Arcimoto, Inc. (a) (b)	4,101	32
Arhaus, Inc. (a)	1,834	24
Ark Restaurants Corp. (a)	285	5
Asbury Automotive Group, Inc. (a)	2,900	501
Aspen Group, Inc. (a)	3,273	8
Aterian, Inc. (a)	5,997	25
Autoliv, Inc.	11,836	1,224
AutoNation, Inc. (a)	5,341	624
AYRO, Inc. (a)	4,453	7
Bally's Corp. (a)	5,537	211
Barnes & Noble Education, Inc. (a)	5,598	38

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bassett Furniture Industries, Inc.	1,335	$22
BBQ Holdings, Inc. (a)	1,527	24
Beazer Homes USA, Inc. (a)	4,007	93
Bed Bath & Beyond, Inc. (a) (b)	10,585	154
Big 5 Sporting Goods Corp. (b)	2,890	55
Big Lots, Inc.	3,199	144
Biglari Holdings, Inc. Class B (a)	453	65
BJ's Restaurants, Inc. (a)	2,340	81
Blink Charging Co. (a) (b)	5,342	142
Bloomin' Brands, Inc. (a)	11,296	237
Blue Apron Holdings, Inc. Class A (a)	1,792	12
Bluegreen Vacations Holding Corp. (a)	2,137	75
Boot Barn Holdings, Inc. (a)	3,706	456
Boyd Gaming Corp. (a)	11,605	761
Bright Horizons Family Solutions, Inc. (a)	7,466	939
Brilliant Earth Group, Inc. (a)	1,240	22
Brinker International, Inc. (a)	5,286	193
Brunswick Corp.	10,432	1,050
Build-A-Bear Workshop, Inc.	2,177	42
Burlington Stores, Inc. (a)	7,869	2,295
Caleres, Inc.	4,788	109
Callaway Golf Co. (a)	19,483	535
Camping World Holdings, Inc. Class A (b)	4,310	174
CarParts.com, Inc. (a)	6,421	72
Carriage Services, Inc.	1,939	125
Carrols Restaurant Group, Inc.	4,700	14
Carter's, Inc.	5,166	523
Carvana Co. (a)	1,510	350
Casper Sleep, Inc. (a)	4,407	29
Cavco Industries, Inc. (a)	936	297
Century Casinos, Inc. (a)	4,051	49
Century Communities, Inc.	3,734	305
Charles & Colvard Ltd. (a)	3,850	11
Chegg, Inc. (a)	17,291	531
Chewy, Inc. Class A (a) (b)	7,294	430
Chico's FAS, Inc. (a)	14,262	77
Choice Hotels International, Inc.	6,071	947
Churchill Downs, Inc.	4,231	1,019
Chuy's Holdings, Inc. (a)	2,104	63
Citi Trends, Inc. (a)	1,243	118
Clarus Corp.	3,606	100
Clarus Therapeutics Holdings, Inc. (a) (b)	823	2
Columbia Sportswear Co.	6,073	592
Comstock Holding Cos., Inc. (a)	945	5
Conn's, Inc. (a)	2,490	59
Contextlogic, Inc. Class A (a) (b)	7,391	23
Coursera, Inc. (a)	8,795	215
Cracker Barrel Old Country Store, Inc.	3,082	396
Cricut, Inc. Class A (a) (b)	2,266	50
Crocs, Inc. (a)	6,765	867

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Crown Crafts, Inc.	1,364	$10
Culp, Inc.	1,688	16
Dana, Inc.	18,883	431
Dave & Buster's Entertainment, Inc. (a)	5,055	194
Deckers Outdoor Corp. (a)	3,116	1,141
Delta Apparel, Inc. (a)	833	25
Denny's Corp. (a)	8,669	139
Designer Brands, Inc. Class A (a)	7,750	110
Destination XL Group, Inc. (a)	8,558	49
Dick's Sporting Goods, Inc.	9,325	1,072
Digital Brands Group, Inc. (a) (b)	1,003	2
Dillard's, Inc. Class A (b)	2,910	713
Dine Brands Global, Inc.	2,156	163
DoorDash, Inc. Class A (a)	4,983	742
Dorman Products, Inc. (a)	3,314	375
DraftKings, Inc. Class A (a)	98,713	2,713
Dream Finders Homes, Inc. Class A (a) (b)	1,482	29
Drive Shack, Inc. (a) (b)	10,717	15
Duluth Holdings, Inc. Class B (a)	3,154	48
Duolingo, Inc. (a) (b)	710	75
Dutch Bros, Inc. Class A (a) (b)	3,094	158
Educational Development Corp.	970	9
El Pollo Loco Holdings, Inc. (a)	2,447	35
Electric Last Mile Solutions I (a) (b)	9,382	66
Enjoy Technology, Inc. (a)	8,495	39
Envela Corp. (a)	1,136	5
Envirotech Vehicles, Inc. (a)	36,392	8
Escalade, Inc.	1,492	24
Esports Technologies, Inc. (a) (b)	1,175	24
Ethan Allen Interiors, Inc.	2,794	73
European Wax Center, Inc. Class A (a)	1,577	48
EVgo, Inc. (a) (b)	10,006	99
Express, Inc. (a)	8,867	27
F45 Training Holdings, Inc. (a) (b)	5,139	56
Faraday Future Intelligent Electric, Inc. (a) (b)	26,424	141
FAT Brands, Inc.	727	8
Fiesta Restaurant Group, Inc. (a)	1,965	22
First Watch Restaurant Group, Inc. (a) (b)	1,375	23
Five Below, Inc. (a)	6,929	1,434
Flexsteel Industries, Inc.	927	25
Floor & Decor Holdings, Inc. Class A (a)	12,751	1,658
Foot Locker, Inc.	11,327	494
Fossil Group, Inc. (a)	4,325	45
Fox Factory Holding Corp. (a)	4,841	823
Franchise Group, Inc.	4,339	226
Frontdoor, Inc. (a)	11,704	429
Full House Resorts, Inc. (a)	4,581	55
Funko, Inc. Class A (a)	1,620	31
Gaia, Inc. (a)	1,181	10
GameStop Corp. Class A (a) (b)	9,126	1,354
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Genesco, Inc. (a)	1,716	$110
Gentex Corp.	31,654	1,103
Gentherm, Inc. (a)	4,159	361
G-III Apparel Group Ltd. (a)	5,017	139
Golden Entertainment, Inc. (a)	3,297	167
GoPro, Inc. Class A (a)	14,067	145
Graham Holdings Co. Class B	571	360
Grand Canyon Education, Inc. (a)	4,956	425
Green Brick Partners, Inc. (a)	6,942	211
Group 1 Automotive, Inc.	2,240	437
Groupon, Inc. (a) (b)	3,483	81
Guess?, Inc.	4,537	107
H&R Block, Inc.	22,994	541
Hall of Fame Resort & Entertainment Co. (a)	9,442	14
Hamilton Beach Brands Holding Co. Class A	708	10
Hanesbrands, Inc.	47,750	798
Harbor Custom Development, Inc. (a) (b)	1,778	5
Harley-Davidson, Inc.	19,027	717
Haverty Furniture Cos., Inc.	2,152	66
Hayward Holdings, Inc. (a)	18,231	478
Helen of Troy Ltd. (a)	2,459	601
Hibbett, Inc.	1,634	118
Hilton Grand Vacations, Inc. (a)	16,213	845
Holley, Inc. (a) (b)	5,392	70
Hooker Furniture Corp.	1,527	36
Horizon Global Corp. (a)	2,978	24
Houghton Mifflin Harcourt Co. (a)	15,974	257
Hovnanian Enterprises, Inc. Class A (a)	730	93
Hyatt Hotels Corp. Class A (a)	4,000	384
HyreCar, Inc. (a)	2,910	14
imedia Brands, Inc. (a)	2,479	15
Inspired Entertainment, Inc. (a)	2,490	32
Installed Building Products, Inc.	3,027	423
iPower, Inc. (a) (b)	1,504	4
iRobot Corp. (a)	2,903	191
J. Jill, Inc. (a)	684	13
Jack in the Box, Inc.	2,753	241
JAKKS Pacific, Inc. (a)	969	10
Jerash Holdings US, Inc.	611	4
JOANN, Inc. (b)	1,678	17
Johnson Outdoors, Inc. Class A	959	90
KB Home	10,308	461
Kirkland's, Inc. (a) (b)	1,764	26
Kohl's Corp. (c)	18,422	910
Kontoor Brands, Inc.	5,837	299
Koss Corp. (a)	785	8
Krispy Kreme, Inc. (b)	9,733	184
Kura Sushi USA, Inc. Class A (a)	570	46
Lakeland Industries, Inc. (a)	1,057	23
Lands' End, Inc. (a)	1,728	34

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Latham Group, Inc. (a) (b)	5,580	$140
Laureate Education, Inc. Class A	6,596	81
La-Z-Boy, Inc.	5,430	197
Lazydays Holdings, Inc. (a) (b)	1,698	37
LCI Industries	3,164	493
Lear Corp.	7,981	1,460
Legacy Housing Corp. (a)	1,269	34
Leggett & Platt, Inc.	18,044	743
Lennar Corp. Class B	2,409	230
Leslie's, Inc. (a)	20,153	477
Levi Strauss & Co. Class A	5,849	146
Life Time Group Holdings, Inc. (a)	5,618	97
Lifetime Brands, Inc.	1,987	32
Lincoln Educational Services Corp. (a)	3,654	27
Liquidity Services, Inc. (a)	3,300	73
Lithia Motors, Inc.	3,749	1,113
LMP Automotive Holdings, Inc. (a)	1,032	7
Lottery.com, Inc. (a) (b)	4,471	28
Luby's, Inc.	2,393	7
Lucid Group, Inc. (a) (b)	88,611	3,371
Lulu's Fashion Lounge Holdings, Inc. (a)	839	9
Lumber Liquidators Holdings, Inc. (a)	3,048	52
M/I Homes, Inc. (a)	3,006	187
Macy's, Inc.	37,443	980
Malibu Boats, Inc. Class A (a)	2,548	175
Marine Products Corp.	2,177	27
MarineMax, Inc. (a)	2,673	158
Marriott Vacations Worldwide Corp.	5,764	974
MasterCraft Boat Holdings, Inc. (a)	2,261	64
Mattel, Inc. (a)	30,578	659
MDC Holdings, Inc.	7,301	408
Membership Collective Group, Inc. (a) (b)	4,420	56
Meritage Homes Corp. (a)	4,562	557
Mister Car Wash, Inc. (a)	11,246	205
Modine Manufacturing Co. (a)	6,563	66
Monarch Casino & Resort, Inc. (a)	1,801	133
Monro, Inc.	3,661	213
Motorcar Parts of America, Inc. (a)	2,097	36
Movado Group, Inc.	1,795	75
Murphy USA, Inc.	3,395	676
Muscle Maker, Inc. (a) (b)	2,719	2
Nathan's Famous, Inc.	390	23
National Vision Holdings, Inc. (a)	10,227	491
Nautilus, Inc. (a)	4,037	25
Nerdy, Inc. (a)	12,400	56
Noodles & Co. (a)	4,654	42
Nordstrom, Inc. (a)	14,334	324
Ollie's Bargain Outlet Holdings, Inc. (a)	6,817	349
OneWater Marine, Inc.	659	40
Overstock.com, Inc. (a)	5,195	307

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oxford Industries, Inc.	2,115	$215
Papa John's International, Inc.	4,286	572
Party City Holdco, Inc. (a)	15,347	85
Patrick Industries, Inc.	2,790	225
Peloton Interactive, Inc. Class A (a)	6,167	221
Penske Automotive Group, Inc.	4,444	476
Perdoceo Education Corp. (a)	8,670	102
Petco Health & Wellness Co., Inc. (a)	7,912	157
PetMed Express, Inc. (b) (c)	2,469	62
Planet Fitness, Inc. Class A (a)	11,088	1,004
PlayAGS, Inc. (a)	3,547	24
Polaris, Inc.	7,770	854
Portillo's, Inc. Class A (a) (b)	2,912	109
Poshmark, Inc. Class A (a)	1,008	17
Potbelly Corp. (a)	3,473	19
PowerSchool Holdings, Inc. (a)	5,757	95
PubMatic, Inc. Class A (a)	880	30
Purple Innovation, Inc. (a)	1,850	25
QuantumScape Corp. (a) (b)	28,269	627
Quotient Technology, Inc. (a)	11,538	86
Qurate Retail, Inc. Class A	56,558	430
Rave Restaurant Group, Inc. (a)	2,410	2
RCI Hospitality Holdings, Inc.	1,167	91
Red Robin Gourmet Burgers, Inc. (a)	1,579	26
Red Rock Resorts, Inc. Class A	8,342	459
Regis Corp. (a) (b)	5,544	10
Remark Holdings, Inc. (a) (b)	14,533	14
Rent the Runway, Inc. Class A (a) (b)	2,470	20
Rent-A-Center, Inc.	7,832	376
Revolve Group, Inc. (a)	1,803	101
RH (a)	1,991	1,067
Rivian Automotive, Inc. Class A (a) (b)	22,736	2,357
Rocky Brands, Inc.	999	40
Rover Group, Inc. (a) (b)	13,528	132
RumbleON, Inc. Class B (a)	1,325	55
Ruth's Hospitality Group, Inc. (a)	3,695	74
Sally Beauty Holdings, Inc. (a)	11,841	219
Scientific Games Corp. (a)	11,374	760
Seaworld Entertainment, Inc. (a)	5,959	387
Service Corp. International	19,433	1,379
Shake Shack, Inc. Class A (a)	2,327	168
Shoe Carnival, Inc.	2,254	88
Shutterstock, Inc.	3,032	336
Signet Jewelers Ltd.	6,639	578
Six Flags Entertainment Corp. (a)	10,507	447
Skechers USA, Inc. Class A (a)	13,602	590
Skyline Champion Corp. (a)	7,769	614
Sleep Number Corp. (a)	2,505	192
Smith & Wesson Brands, Inc.	6,502	116
Snap One Holdings Corp. (a)	2,982	63

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Solo Brands, Inc. Class A (a) (b)	1,933	$30
Sonic Automotive, Inc. Class A	1,861	92
Sonos, Inc. (a)	17,569	524
Sportsman's Warehouse Holdings, Inc. (a)	6,000	71
Standard Motor Products, Inc.	2,785	146
Steven Madden Ltd.	10,183	473
Stitch Fix, Inc. Class A (a)	1,257	24
StoneMor, Inc. (a)	16,487	38
Stoneridge, Inc. (a)	3,203	63
Strategic Education, Inc.	2,434	141
Strattec Strategy Corp. (a)	449	17
Stride, Inc. (a)	5,848	195
Sturm Ruger & Co., Inc. (c)	2,178	148
Superior Group of Cos., Inc.	1,790	39
Superior Industries International, Inc. (a)	3,388	15
Sweetgreen, Inc. Class A (a) (b)	1,869	60
Sypris Solutions, Inc. (a)	1,876	5
Target Hospitality Corp. (a)	5,334	19
Taylor Morrison Home Corp. (a)	14,302	500
Tempur Sealy International, Inc.	23,244	1,092
Tenneco, Inc. Class A (a)	11,468	130
Terminix Global Holdings, Inc. (a)	14,275	645
Texas Roadhouse, Inc.	9,120	814
The Aaron's Co., Inc.	3,848	95
The Beachbody Co., Inc. (a) (b)	19,359	46
The Buckle, Inc.	3,404	144
The Cato Corp. Class A	2,628	45
The Cheesecake Factory, Inc. (a)	5,465	214
The Children's Place, Inc. (a)	1,587	126
The Container Store Group, Inc. (a)	5,158	51
The Dixie Group, Inc. (a)	1,809	10
The Goodyear Tire & Rubber Co. (a)	36,786	784
The Lovesac Co. (a)	1,849	123
The ODP Corp. (a)	6,527	256
The RealReal, Inc. (a)	12,230	142
The Wendy's Co.	25,603	611
Thor Industries, Inc.	5,818	604
ThredUp, Inc. Class A (a) (b)	1,844	24
Tilly's, Inc. Class A	1,713	28
Toll Brothers, Inc.	13,104	948
TopBuild Corp. (a)	4,025	1,110
Torrid Holdings, Inc. (a) (b)	2,563	25
Toughbuilt Industries, Inc. (a)	18,057	7
Traeger, Inc. (a)	4,447	54
Travel + Leisure Co.	10,671	590
TravelCenters of America, Inc. (a)	1,824	94
Tri Pointe Homes, Inc. (a)	14,228	397
Tupperware Brands Corp. (a)	4,623	71
Turtle Beach Corp. (a)	2,195	49
Udemy, Inc. (a)	2,208	43

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Unifi, Inc. (a)	2,157	$50
Unique Fabricating, Inc. (a)	1,469	3
Universal Electronics, Inc. (a)	1,620	66
Universal Technical Institute, Inc. (a)	4,443	35
Urban Outfitters, Inc. (a)	6,407	188
Vail Resorts, Inc.	4,885	1,602
Veoneer, Inc. (a)	12,057	428
Vera Bradley, Inc. (a)	3,564	30
Victoria's Secret & Co. (a)	11,312	628
Vince Holding Corp. (a)	504	4
Vinco Ventures, Inc. (a) (b)	18,745	45
Vista Outdoor, Inc. (a)	7,169	330
Visteon Corp. (a)	3,342	371
Vivid Seats, Inc. Class A (b)	11,072	120
Volcon, Inc. (a)	455	5
Volta, Inc. (a) (b)	16,281	120
VOXX International Corp. (a)	2,233	23
Vroom, Inc. (a) (b)	15,535	168
Warby Parker, Inc. Class A (a) (b)	11,343	528
Wayfair, Inc. Class A (a) (b)	6,522	1,238
Weber, Inc. Class A (b)	2,507	32
Weyco Group, Inc.	980	23
Williams-Sonoma, Inc.	7,141	1,208
Wingstop, Inc.	3,647	630
Winmark Corp.	308	76
Winnebago Industries, Inc.	3,895	292
Wolverine World Wide, Inc.	10,305	297
WW International, Inc. (a)	6,418	104
Wyndham Hotels & Resorts, Inc.	10,981	984
Xometry, Inc. Class A (a)	969	50
Xponential Fitness, Inc. Class A (a) (b)	1,426	29
XpresSpa Group, Inc. (a) (b)	15,063	30
YETI Holdings, Inc. (a)	10,966	908
Zovio, Inc. (a)	4,576	6
Zumiez, Inc. (a)	2,475	119
		104,794
Consumer Staples (3.0%):
22nd Century Group, Inc. (a) (b)	20,360	63
Albertsons Cos., Inc. Class A	36,694	1,109
Alico, Inc.	581	22
Arcadia Biosciences, Inc. (a)	3,067	3
B&G Foods, Inc. (b)	8,119	249
BellRing Brands, Inc. Class A (a) (b)	5,001	143
Better Choice Co., Inc. (a)	3,404	11
Beyond Meat, Inc. (a) (b)	7,464	486
BJ's Wholesale Club Holdings, Inc. (a)	16,282	1,091
Bunge Ltd.	16,872	1,576
Calavo Growers, Inc.	2,059	87
Cal-Maine Foods, Inc.	2,915	108
Casey's General Stores, Inc.	4,373	863

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Celsius Holdings, Inc. (a)	4,790	$357
Central Garden & Pet Co. (a)	1,420	75
Central Garden & Pet Co. Class A (a)	5,812	278
Coca-Cola Consolidated, Inc.	547	339
Coffee Holding Co., Inc. (a)	740	3
Coty, Inc. Class A (a) (c)	50,006	525
Darling Ingredients, Inc. (a)	20,244	1,403
e.l.f. Beauty, Inc. (a)	5,602	186
Eastside Distilling, Inc. (a)	2,033	4
Edgewell Personal Care Co.	6,803	311
Energizer Holdings, Inc.	6,810	273
Farmer Brothers Co. (a)	2,474	18
Flowers Foods, Inc.	25,524	701
Fresh Del Monte Produce, Inc.	3,321	92
Freshpet, Inc. (a)	5,493	523
Grocery Outlet Holding Corp. (a)	9,918	280
Grove, Inc. (a)	1,216	5
Guardion Health Sciences, Inc. (a)	3,021	2
Herbalife Nutrition Ltd. (a)	13,050	534
HF Foods Group, Inc. Class A (a)	4,758	40
Honest Co., Inc. (a)	7,549	61
Hostess Brands, Inc. (a)	10,065	206
Ingles Markets, Inc. Class A	1,660	143
Ingredion, Inc.	8,906	861
Inter Parfums, Inc.	2,217	237
J & J Snack Foods Corp.	1,251	198
John B Sanfilippo & Son, Inc.	1,053	95
Jones Soda Co. (a)	6,317	5
Jupiter Wellness, Inc. (a)	3,037	3
Keurig Dr Pepper, Inc.	127,884	4,713
Laird Superfood, Inc. (a)	791	10
Lancaster Colony Corp.	2,605	431
Landec Corp. (a)	3,773	42
Lifevantage Corp. (a)	1,812	11
Lifeway Foods, Inc. (a)	518	2
Limoneira Co.	1,905	29
Local Bounti Corp. (a) (b)	9,290	60
Mannatech, Inc.	127	5
Medifast, Inc.	1,455	305
MGP Ingredients, Inc.	929	79
Mission Produce, Inc. (a)	6,266	98
National Beverage Corp. (b)	3,938	179
Natural Alternatives International, Inc. (a)	788	10
Natural Grocers by Vitamin Cottage, Inc.	1,975	28
Nature's Sunshine Products, Inc.	2,444	45
NewAge, Inc. (a) (b)	20,289	21
Nu Skin Enterprises, Inc. Class A	6,523	331
Ocean Bio-Chem, Inc.	636	6
Oil-Dri Corp. of America	656	21
Olaplex Holdings, Inc. (a)	10,371	302

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Performance Food Group Co. (a)	19,081	$876
Pilgrim's Pride Corp. (a)	7,091	200
Post Holdings, Inc. (a)	7,371	831
PriceSmart, Inc.	2,062	151
Reed's, Inc. (a)	11,863	4
Revlon, Inc. Class A (a)	1,094	12
Reynolds Consumer Products, Inc.	7,934	249
RiceBran Technologies (a)	5,858	2
Rite Aid Corp. (a) (b)	7,546	111
Sanderson Farms, Inc.	2,698	516
Seaboard Corp.	38	150
Seneca Foods Corp. Class A (a)	796	38
Shineco, Inc. (a)	1,112	7
Sovos Brands, Inc. (a)	3,523	53
SpartanNash Co.	4,393	113
Spectrum Brands Holdings, Inc.	5,632	573
Sprouts Farmers Market, Inc. (a)	14,535	431
Stryve Foods, Inc. Class A (a)	1,031	4
The Andersons, Inc.	4,166	161
The Boston Beer Co., Inc. Class A (a)	913	461
The Chefs' Warehouse, Inc. (a)	3,969	132
The Duckhorn Portfolio, Inc. (a)	5,858	137
The Hain Celestial Group, Inc. (a)	12,109	516
The Real Good Food Co., Inc. (a)	825	5
The Simply Good Foods Co. (a)	9,341	388
The Vita Coco Co., Inc. (a) (b)	1,697	19
Thorne HealthTech, Inc. (a)	995	6
Tootsie Roll Industries, Inc.	2,630	95
TreeHouse Foods, Inc. (a)	5,600	227
Turning Point Brands, Inc.	2,334	88
U.S. Foods Holding Corp. (a)	27,872	971
United Natural Foods, Inc. (a)	6,747	331
United-Guardian, Inc.	429	7
Universal Corp.	3,044	167
USANA Health Sciences, Inc. (a)	1,418	144
Vector Group Ltd.	15,678	180
Veru, Inc. (a)	8,713	51
Village Super Market, Inc. Class A	1,334	31
Vital Farms, Inc. (a)	3,871	70
WD-40 Co.	1,478	362
Weis Markets, Inc. (c)	2,545	168
Willamette Valley Vineyards, Inc. (a)	564	5
Zevia PBC Class A (a)	1,598	11
		29,351
Energy (2.8%):
Adams Resources & Energy, Inc.	362	10
Aemetis, Inc. (a)	3,968	49
Alto Ingredients, Inc. (a)	9,850	47
Amplify Energy Corp. (a)	4,481	14
Amyris, Inc. (a) (b)	29,594	160

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Antero Midstream Corp.	40,982	$397
Antero Resources Corp. (a)	39,274	687
Arch Resources, Inc.	1,826	167
Archaea Energy, Inc. (a)	7,755	142
Archrock, Inc.	16,808	126
Aspen Aerogels, Inc. (a)	3,562	177
BP Prudhoe Bay Royalty Trust	3,114	12
Brigham Minerals, Inc.	2,149	45
Bristow Group, Inc. (a)	2,674	85
Cactus, Inc. Class A	3,415	130
California Resources Corp.	8,538	365
Callon Petroleum Co. (a) (b)	8,034	380
Camber Energy, Inc. (a)	36,003	31
Centennial Resource Development, Inc. Class A (a)	40,085	240
Centrus Energy Corp. Class A (a)	1,081	54
ChampionX Corp. (a)	26,455	535
Cheniere Energy, Inc.	35,046	3,555
Chesapeake Energy Corp.	14,141	912
Civitas Resources, Inc.	9,746	477
Clean Energy Fuels Corp. (a) (b)	25,638	157
CNX Resources Corp. (a)	27,343	376
Comstock Resources, Inc. (a)	13,892	112
CONSOL Energy, Inc. (a)	3,863	88
Continental Resources, Inc. (b)	10,105	452
Cross Timbers Royalty Trust	874	10
CVR Energy, Inc.	4,242	71
Dawson Geophysical Co. (a)	2,718	6
Delek U.S. Holdings, Inc. (a)	10,029	150
Denbury, Inc. (a)	6,127	469
Dorian LPG Ltd.	4,497	57
Dril-Quip, Inc. (a)	3,759	74
DT Midstream, Inc.	10,554	506
ENGlobal Corp. (a)	3,074	4
EQT Corp. (a)	51,681	1,127
Equitrans Midstream Corp.	39,637	410
Evolution Petroleum Corp.	4,649	23
Exterran Corp. (a)	3,441	10
EzFill Holdings, Inc. (a)	950	1
Forum Energy Technologies, Inc. (a)	720	12
Geospace Technologies Corp. (a)	1,486	10
Gevo, Inc. (a) (b)	27,603	118
Green Plains, Inc. (a) (b)	6,862	239
Gulf Island Fabrication, Inc. (a)	1,786	7
Gulfport Energy Operating Corp. (a)	2,637	190
Hallador Energy Co. (a)	3,831	9
Helix Energy Solutions Group, Inc. (a)	18,878	59
Helmerich & Payne, Inc.	12,255	290
HighPeak Energy, Inc.	278	4
HollyFrontier Corp.	20,093	659
ION Geophysical Corp. (a) (b)	4,094	4

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
KLX Energy Services Holdings, Inc. (a)	904	$3
Laredo Petroleum, Inc. (a) (b)	1,715	103
Liberty Oilfield Services, Inc. Class A (a)	12,057	117
Magnolia Oil & Gas Corp. Class A	14,752	278
Mammoth Energy Services, Inc. (a)	4,823	9
Matador Resources Co.	14,851	548
Matrix Service Co. (a)	3,272	25
Meta Materials, Inc. (a) (b)	27,412	67
MIND Technology, Inc. (a)	1,824	3
Montauk Renewables, Inc. (a)	6,894	71
Murphy Oil Corp.	17,077	446
Nabors Industries Ltd. (a)	973	79
NACCO Industries, Inc. Class A	523	19
National Energy Services Reunited Corp. (a)	4,653	44
Natural Gas Services Group, Inc. (a)	1,386	15
NCS Multistage Holdings, Inc. (a)	133	4
New Fortress Energy, Inc. (b)	15,651	378
Newpark Resources, Inc. (a)	12,616	37
Nextdecade Corp. (a)	16,573	47
Nextier Oilfield Solutions, Inc. (a)	26,400	94
Nine Energy Service, Inc. (a)	2,485	2
Northern Oil and Gas, Inc. (b)	9,434	194
NOV, Inc.	48,307	654
Oasis Petroleum, Inc.	2,157	272
Oceaneering International, Inc. (a)	11,325	128
Oil States International, Inc. (a)	6,697	33
Overseas Shipholding Group, Inc. Class A (a)	10,526	20
Ovintiv, Inc.	35,701	1,204
Patterson-UTI Energy, Inc.	27,224	230
PBF Energy, Inc. Class A (a)	11,895	154
PDC Energy, Inc.	12,041	587
Peabody Energy Corp. (a) (c)	17,792	179
Permianville Royalty Trust (b)	3,266	7
PHX Minerals, Inc.	3,022	7
ProPetro Holding Corp. (a)	9,474	77
Range Resources Corp. (a)	29,856	532
Ranger Energy Services, Inc. (a)	604	6
Ranger Oil Corp. (a)	1,986	53
Renewable Energy Group, Inc. (a)	6,217	264
REX American Resources Corp. (a)	575	55
Riley Exploration Permian, Inc.	822	16
RPC, Inc. (a)	14,436	66
SandRidge Energy, Inc. (a)	5,016	52
SEACOR Marine Holdings, Inc. (a)	2,944	10
Select Energy Services, Inc. Class A (a)	7,404	46
SFL Corp. Ltd.	16,326	133
Silverbow Resources, Inc. (a)	1,864	41
SM Energy Co.	15,021	443
Smart Sand, Inc. (a)	4,150	7
Solaris Oilfield Infrastructure, Inc. Class A	2,745	18

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Southwestern Energy Co. (a)	104,827	$488
Stabilis Solutions, Inc. (a)	541	2
Talos Energy, Inc. (a)	7,743	76
Targa Resources Corp.	30,644	1,602
Teekay Corp. (a) (b)	7,832	25
Tellurian, Inc. (a) (b)	65,498	202
TETRA Technologies, Inc. (a)	16,250	46
Texas Pacific Land Corp.	1,129	1,411
Tidewater, Inc. (a)	3,483	37
U.S. Energy Corp. Wyoming (a)	634	2
Uranium Energy Corp. (a) (b)	36,300	122
US Well Services, Inc. (a) (b)	4,647	5
VAALCO Energy, Inc. (a)	7,589	24
Vertex Energy, Inc. (a) (b)	6,906	31
Voc Energy Trust	1,856	9
W&T Offshore, Inc. (a)	12,634	41
Westwater Resources, Inc. (a)	5,080	11
Whiting Petroleum Corp. (a)	4,613	298
World Fuel Services Corp. (c)	7,811	207
Zion Oil & Gas, Inc. (a)	46,067	8
		27,025
Financials (17.7%):
1895 Bancorp of Wisconsin, Inc. (a)	539	6
1st Source Corp.	2,526	125
Acres Commercial Realty Corp. (a)	1,180	15
AFC Gamma, Inc.	1,771	40
Affiliated Managers Group, Inc.	4,142	681
Affinity Bancshares, Inc. (a)	840	13
AG Mortgage Investment Trust, Inc.	2,146	22
AGNC Investment Corp.	71,775	1,079
Alleghany Corp. (a)	1,835	1,225
Allegiance Bancshares, Inc.	2,534	107
Ally Financial, Inc.	48,243	2,298
Amerant Bancorp, Inc.	3,764	130
American Equity Investment Life Holding Co.	9,690	377
American Financial Group, Inc.	9,255	1,271
American National Bankshares, Inc.	1,475	56
American National Group, Inc.	3,013	569
Ameris Bancorp	8,712	433
AMERISAFE, Inc.	2,396	129
AmeriServ Financial, Inc.	2,486	10
Ames National Corp.	1,231	30
Angel Oak Mortgage, Inc.	1,364	22
Annaly Capital Management, Inc.	198,285	1,551
Apollo Commercial Real Estate Finance, Inc.	15,466	204
Apollo Investment Corp. (b)	9,363	120
Arbor Realty Trust, Inc.	19,924	365
Arch Capital Group Ltd. (a)	42,689	1,898
Ares Capital Corp. (b)	67,025	1,420
Ares Commercial Real Estate Corp.	6,291	91

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ares Management Corp. Class A	27,913	$2,268
Argo Group International Holdings Ltd.	4,463	259
Arlington Asset Investment Corp. Class A (a)	4,168	15
ARMOUR Residential REIT, Inc. (b)	11,091	109
Arrow Financial Corp.	2,192	77
Artisan Partners Asset Management, Inc. Class A	5,864	279
Ashford, Inc. (a)	331	6
Assetmark Financial Holdings, Inc. (a)	3,317	87
Associated Bancorp	19,649	444
Associated Capital Group, Inc. Class A	450	19
Assured Guaranty Ltd.	9,044	454
Atlantic American Corp.	772	2
Atlantic Union Bankshares Corp.	10,346	386
Atlanticus Holdings Corp. (a)	1,011	72
Axis Capital Holdings Ltd.	9,743	531
Axos Financial, Inc. (a)	7,012	393
Bain Capital Specialty Finance, Inc.	3,006	46
Banc of California, Inc.	8,051	158
BancFirst Corp.	2,276	161
Bank of Hawaii Corp.	5,007	419
Bank of Marin Bancorp	2,198	82
Bank of the James Financial Group, Inc.	656	10
Bank OZK	17,399	810
Bank7 Corp.	410	9
Bankfinancial Corp.	1,662	18
BankUnited, Inc.	9,721	411
Bankwell Financial Group, Inc.	1,039	34
Banner Corp.	4,286	260
Bar Harbor Bankshares	1,898	55
Barings BDC, Inc.	9,502	105
BayCom Corp. (a)	1,446	27
Bayfirst Financial Corp.	468	11
BCB Bancorp, Inc.	2,330	36
Berkshire Hathaway, Inc. Class A (a)	50	22,533
Berkshire Hills Bancorp, Inc.	6,088	173
BGC Partners, Inc. Class A	33,105	154
BlackRock Capital Investment Corp.	10,761	43
BlackRock TCP Capital Corp.	8,404	114
Blackstone Mortgage Trust, Inc. Class A	22,401	686
Blackstone, Inc.	94,921	12,281
Blucora, Inc. (a)	5,457	95
Blue Foundry Bancorp (a)	4,108	60
Blue Ridge Bankshares, Inc. (b)	2,377	43
BOK Financial Corp.	4,392	463
Bridge Investment Group Holdings, Inc. Class A	2,767	69
Bridgewater Bancshares, Inc. (a)	3,267	58
Bright Health Group, Inc. (a) (b)	42,043	145
Brighthouse Financial, Inc. (a)	9,986	517
BrightSpire Capital, Inc.	11,893	122
Broadmark Realty Capital, Inc.	19,303	182

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Broadway Financial Corp. (a)	9,083	$21
Brookline Bancorp, Inc.	9,714	157
BRP Group, Inc. Class A (a)	2,449	88
Bryn Mawr Bank Corp.	2,548	115
Business First Bancshares, Inc.	2,820	80
Byline Bancorp, Inc.	3,512	96
C&F Financial Corp.	524	27
Cadence Bank	24,088	718
California Bancorp, Inc. (a)	1,022	20
Cambridge Bancorp Class A	954	89
Camden National Corp.	1,880	91
Capital Bancorp, Inc.	1,595	42
Capital City Bank Group, Inc.	1,817	48
Capital Southwest Corp. (b)	3,192	81
Capitol Federal Financial, Inc.	14,341	162
Capstar Financial Holdings, Inc.	2,871	60
Catalyst Bancorp, Inc. (a)	755	10
Cathay General Bancorp	10,111	435
CBTX, Inc. Class A	2,825	82
Central Pacific Financial Corp.	3,499	99
Central Valley Community Bancorp	1,553	32
CF Bankshares, Inc.	658	14
Chemung Financial Corp.	543	25
Cherry Hill Mortgage Investment Corp.	2,371	20
Chimera Investment Corp.	29,290	442
CION Investment Corp. (a)	8,287	108
CIT Group, Inc.	12,984	667
Citizens & Northern Corp.	2,155	56
Citizens, Inc. (a)	6,065	32
City Holding Co.	1,894	155
Civista Bancshares, Inc.	2,033	50
Claros Mortgage Trust, Inc. (b)	816	13
CNA Financial Corp.	3,949	174
CNB Financial Corp. Class A	2,458	65
CNO Financial Group, Inc.	15,965	381
Coastal Financial Corp. (a)	1,417	72
Codorus Valley Bancorp, Inc.	1,166	25
Cohen & Co., Inc.	195	3
Cohen & Steers, Inc.	3,863	357
Coinbase Global, Inc. Class A (a)	27,663	6,981
Colony Bankcorp, Inc.	1,871	32
Columbia Banking System, Inc.	9,939	325
Columbia Financial, Inc. (a) (c)	5,876	123
Commerce Bancshares, Inc.	13,842	951
Community Bank System, Inc.	6,748	503
Community Trust Bancorp, Inc.	2,441	106
ConnectOne Bancorp, Inc.	5,416	177
Consumer Portfolio Services, Inc. (a)	1,994	24
Cowen, Inc. Class A	3,653	132
Crawford & Co. Class A	2,496	19

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Crawford & Co. Class B	1,369	$10
Credit Acceptance Corp. (a)	1,575	1,083
Crescent Capital BDC, Inc.	4,016	71
Crossfirst Bankshares, Inc. (a)	5,852	91
Cullen/Frost Bankers, Inc.	6,953	877
Cullman Bancorp, Inc.	820	10
Curo Group Holdings Corp.	3,002	48
Customers Bancorp, Inc.	4,103	268
CVB Financial Corp.	15,969	342
Diamond Hill Investment Group, Inc.	431	84
Dime Community Bancshares, Inc.	4,297	151
DMC Global, Inc. (a)	1,799	71
Donegal Group, Inc. Class A	1,775	25
Donnelley Financial Solutions, Inc. (a)	4,148	196
Dynex Capital, Inc. (b)	4,908	82
Eagle Bancorp Montana, Inc.	928	21
Eagle Bancorp, Inc.	3,997	233
East West Bancorp, Inc.	17,341	1,365
Eastern Bankshares, Inc.	23,636	477
eHealth, Inc. (a)	3,341	85
Elevate Credit, Inc. (a)	3,081	9
Ellington Financial, Inc.	7,102	121
Ellington Residential Mortgage REIT	1,751	18
Employers Holdings, Inc.	3,296	136
Enact Holdings, Inc.	1,896	39
Encore Capital Group, Inc. (a)	2,641	164
Enova International, Inc. (a)	4,504	184
Enstar Group Ltd. (a)	1,980	490
Enterprise Bancorp, Inc.	1,628	73
Enterprise Financial Services Corp.	5,248	247
Equitable Holdings, Inc.	48,282	1,583
Equity Bancshares, Inc. Class A	1,839	62
Erie Indemnity Co. Class A	2,589	499
Esquire Financial Holdings, Inc. (a)	1,086	34
Evans Bancorp, Inc.	677	27
Evercore, Inc.	5,224	710
Everi Holdings, Inc. (a)	11,250	240
EZCORP, Inc. Class A (a)	5,716	42
FB Financial Corp.	3,887	170
Federal Agricultural Mortgage Corp. Class C	1,077	133
Federal Home Loan Mortgage Corp. (a) (b)	81,323	67
Federal National Mortgage Association (a) (b)	168,461	138
Federated Hermes, Inc.	10,863	408
Fednat Holding Co. (a)	2,158	3
Fidelity National Financial, Inc.	38,907	2,030
Fidus Investment Corp.	3,556	64
Financial Institutions, Inc.	2,143	68
First American Financial Corp.	13,893	1,087
First Bancorp, Inc.	1,265	40
First Bancorp/Puerto Rico	25,727	355

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
First Bancorp/Southern Pines NC	4,609	$211
First Busey Corp.	7,613	206
First Citizens BancShares, Inc. Class A	1,158	961
First Commonwealth Financial Corp.	11,877	191
First Community Bankshares, Inc.	2,081	70
First Eagle Alternative Capital BDC, Inc.	4,380	20
First Financial Bancorp	10,774	263
First Financial Bankshares, Inc.	17,823	906
First Financial Corp. Class A	1,555	70
First Financial Northwest, Inc.	1,089	18
First Hawaiian, Inc.	13,305	364
First Horizon Corp.	70,795	1,156
First Internet Bancorp	1,348	63
First Interstate BancSystem, Inc. Class A	4,618	188
First Merchants Corp.	7,374	309
First Midwest Bancorp, Inc.	14,282	292
First United Corp.	906	17
First Western Financial, Inc. (a)	959	29
FirstCash Holdings, Inc.	4,294	321
Five Star Bancorp	1,328	40
Flagstar Bancorp, Inc.	6,615	317
Flushing Financial Corp.	3,928	95
FNB Corp.	41,754	506
FNCB Bancorp, Inc.	2,617	24
Focus Financial Partners, Inc. Class A (a)	2,432	145
Franklin BSP Realty Trust, Inc.	6,395	96
FS KKR Capital Corp.	41,453	868
Fulton Financial Corp.	20,884	355
FVCBankcorp, Inc. (a)	1,773	35
GAMCO Investors, Inc. Class A	1,420	35
Genworth Financial, Inc. (a)	64,212	260
German American Bancorp, Inc.	3,399	132
Glacier Bancorp, Inc.	14,492	822
Gladstone Capital Corp.	4,991	58
Gladstone Investment Corp.	4,831	83
GoHealth, Inc. Class A (a)	6,532	25
Goldman Sachs BDC, Inc.	14,812	284
Golub Capital BDC, Inc.	20,035	309
Goosehead Insurance, Inc. Class A	1,240	161
Granite Point Mortgage Trust, Inc.	7,825	92
Great Ajax Corp.	2,829	37
Great Southern Bancorp, Inc. Class A	1,436	85
Great Western Bancorp, Inc.	6,335	215
Green Dot Corp. Class A (a)	6,842	248
Greenhill & Co., Inc.	1,508	27
Guaranty Bancshares, Inc.	1,566	59
Guild Holdings Co. Class A	961	13
GWG Holdings, Inc. (a)	675	7
Hallmark Financial Services, Inc. (a)	2,512	11
Hamilton Lane, Inc. Class A	2,015	209
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hancock Whitney Corp.	10,737	$537
Hanmi Financial Corp.	3,805	90
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	11,458	609
HarborOne Bancorp, Inc.	5,808	86
Hawthorn Bancshares, Inc.	906	23
HBT Financial, Inc.	846	16
HCI Group, Inc.	1,239	104
Heartland Financial USA, Inc.	5,717	289
Hercules Capital, Inc.	16,860	280
Heritage Commerce Corp.	7,278	87
Heritage Financial Corp.	3,940	96
Heritage Insurance Holdings, Inc.	3,773	22
Hilltop Holdings, Inc.	7,926	279
Hippo Holdings, Inc. (a)	47,473	134
Home Bancorp, Inc.	1,067	44
Home BancShares, Inc.	19,545	476
Home Point Capital, Inc.	1,624	7
HomeStreet, Inc.	2,559	133
Hope Bancorp, Inc.	15,038	221
Horace Mann Educators Corp.	5,191	201
Horizon Bancorp, Inc.	5,952	124
Horizon Technology Finance Corp.	2,973	47
Houlihan Lokey, Inc.	2,485	257
Independence Holding Co.	813	46
Independent Bank Corp.	6,201	506
Independent Bank Corp.	2,600	62
Independent Bank Group, Inc.	4,437	320
Interactive Brokers Group, Inc.	10,569	839
International Bancshares Corp.	7,467	317
Invesco Mortgage Capital, Inc. (b)	38,093	106
Investar Holding Corp.	1,416	26
Investcorp Credit Management BDC, Inc.	2,094	10
Investors Bancorp, Inc.	29,192	442
Investors Title Co.	160	32
Jackson Financial, Inc. Class A (b)	13,604	569
Jefferies Financial Group, Inc.	27,863	1,081
Kearny Financial Corp.	8,407	111
Kemper Corp.	7,779	457
Kinsale Capital Group, Inc.	3,021	719
KKR Real Estate Finance Trust, Inc.	5,398	112
Ladder Capital Corp.	8,213	98
Lakeland Bancorp, Inc.	6,406	122
Lakeland Financial Corp.	3,167	254
Lemonade, Inc. (a) (b)	5,559	234
LendingTree, Inc. (a)	1,399	172
Level One Bancorp, Inc.	656	26
Limestone Bancorp, Inc. (a)	609	11
Live Oak Bancshares, Inc.	4,264	372
Logan Ridge Finance Corp. (a)	395	9
LPL Financial Holdings, Inc.	10,378	1,661

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lument Finance Trust, Inc.	2,650	$10
Luther Burbank Corp.	1,730	24
Macatawa Bank Corp.	4,178	37
Magyar Bancorp, Inc.	569	7
Maiden Holdings Ltd. (a)	9,432	29
Main Street Capital Corp. (b)	10,123	454
Manning & Napier, Inc.	2,123	18
Markel Corp. (a)	1,792	2,212
MarketWise, Inc. (a)	36,759	277
Marlin Business Services Corp.	1,593	37
Marpai, Inc. Class A (a)	954	4
MBIA, Inc. (a)	6,728	106
Medallion Financial Corp. (a)	3,101	18
Mercantile Bank Corp.	1,984	69
Merchants Bancorp	2,472	117
Mercury General Corp.	3,868	205
Meta Financial Group, Inc.	3,467	207
Metropolitan Bank Holding Corp. (a)	1,473	157
MFA Financial, Inc.	50,030	228
MGIC Investment Corp.	43,573	629
Midland States Bancorp, Inc.	2,788	69
Midwest Holding, Inc. (a)	457	8
MidWestOne Financial Group, Inc.	2,032	66
Moelis & Co. Class A	3,927	245
Monroe Capital Corp.	3,135	35
Morningstar, Inc.	3,638	1,244
MVB Financial Corp.	1,560	65
National Bank Holdings Corp. Class A	3,130	138
National Bankshares, Inc.	816	30
National Western Life Group, Inc. Class A	277	59
Navient Corp.	19,694	418
NBT Bancorp, Inc.	5,424	209
Nelnet, Inc. Class A	2,672	261
New Mountain Finance Corp.	12,829	176
New Residential Investment Corp.	64,479	691
New York Community Bancorp, Inc.	60,880	744
New York Mortgage Trust, Inc.	45,794	170
Newtek Business Services Corp.	3,327	92
Nexpoint Real Estate Finance, Inc.	1,094	21
NI Holdings, Inc. (a)	1,082	20
Nicholas Financial, Inc. (a)	597	7
NMI Holdings, Inc. Class A (a)	10,728	234
Northeast Community Bancorp, Inc.	2,193	24
Northfield Bancorp, Inc.	4,981	80
Northrim Bancorp, Inc.	814	35
Northwest Bancshares, Inc. (c)	15,834	224
Norwood Financial Corp.	1,191	31
Oaktree Specialty Lending Corp.	23,351	174
OceanFirst Financial Corp.	8,040	178
Ocwen Financial Corp. (a)	1,272	51

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
OFG Bancorp	5,366	$143
OFS Capital Corp.	1,523	17
Old National Bancorp	20,744	376
Old Republic International Corp.	38,407	944
Old Second Bancorp, Inc.	5,518	69
OneMain Holdings, Inc.	17,771	889
OP Bancorp	1,828	23
Open Lending Corp. Class A (a)	13,401	301
Oportun Financial Corp. (a)	2,561	52
Oppenheimer Holdings, Inc. Class A	1,221	57
OppFi, Inc. (a) (b)	3,840	17
Orchid Island Capital, Inc. (b)	24,460	110
Origin Bancorp, Inc.	2,735	117
Oscar Health, Inc. Class A (a)	5,469	43
Owl Rock Capital Corp. (b)	47,468	672
Oxford Square Capital Corp.	7,224	29
P10, Inc. Class A (a)	2,898	41
Pacific Premier Bancorp, Inc.	10,981	440
PacWest Bancorp	16,175	731
Palomar Holdings, Inc. (a)	2,996	194
Park National Corp.	2,055	282
Parke Bancorp, Inc.	1,731	37
Patriot National Bancorp, Inc. (a)	311	5
PB Bankshares, Inc. (a)	405	6
PCSB Financial Corp.	1,695	32
PDL Community Bancorp (a)	933	14
Peapack-Gladstone Financial Corp.	2,387	84
PennantPark Floating Rate Capital Ltd.	5,656	72
Pennantpark Investment Corp.	9,754	68
Penns Woods Bancorp, Inc.	968	23
Pennymac Financial Services	4,896	342
Pennymac Mortgage Investment Trust	11,714	203
Peoples Bancorp of North Carolina, Inc.	693	19
Peoples Bancorp, Inc.	3,867	123
Perella Weinberg Partners (b)	6,096	78
Phenixfin Corp. (a)	299	13
Pinnacle Financial Partners, Inc.	9,416	899
Pioneer Bancorp, Inc. (a)	1,399	16
Piper Sandler Cos.	2,265	404
Plumas Bancorp	779	26
Popular, Inc.	10,805	886
Portman Ridge Finance Corp.	1,338	33
PRA Group, Inc. (a)	4,505	226
Preferred Bank	1,498	108
Premier Financial Corp.	4,950	153
Primerica, Inc.	4,367	669
Primis Financial Corp.	2,896	44
ProAssurance Corp.	6,283	159
PROG Holdings, Inc. (a)	7,705	348
Prospect Capital Corp.	41,401	348

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Prosperity Bancshares, Inc.	12,336	$892
Provident Bancorp, Inc.	2,139	40
Provident Financial Holdings, Inc.	966	16
Provident Financial Services, Inc.	9,680	234
Pzena Investment Management, Inc. Class A	2,417	23
QCR Holdings, Inc.	2,134	120
Radian Group, Inc.	22,175	470
Randolph Bancorp, Inc.	595	14
RBB Bancorp	1,989	52
Ready Capital Corp.	9,315	146
Red River Bancshares, Inc.	763	41
Redwood Trust, Inc.	13,846	183
Regional Management Corp.	1,241	71
Reinsurance Group of America, Inc.	8,262	905
RenaissanceRe Holdings Ltd.	5,072	860
Renasant Corp.	6,975	265
Republic Bancorp, Inc. Class A	1,676	85
Republic First Bancorp, Inc. (a)	6,401	24
Riverview Bancorp, Inc.	2,902	22
RLI Corp.	5,531	620
Robinhood Markets, Inc. Class A (a) (b)	8,711	155
Rocket Cos., Inc. Class A (b)	14,448	202
Root, Inc. Class A (a)	4,041	13
Runway Growth Finance Corp.	1,025	13
Ryan Specialty Group Holdings, Inc. Class A (a)	8,291	335
S&T Bancorp, Inc.	4,924	155
Sachem Capital Corp.	4,408	26
Safeguard Scientifics, Inc. (a)	1,898	14
Safety Insurance Group, Inc. (c)	1,636	139
Salisbury Bancorp, Inc.	418	22
Sandy Spring Bancorp, Inc.	5,708	274
Santander Consumer USA Holdings, Inc.	8,906	374
Saratoga Investment Corp.	1,373	40
SB Financial Group, Inc.	892	17
Science Applications International Corp.	7,705	644
Sculptor Capital Management, Inc.	6,510	139
Seacoast Banking Corp. of Florida	6,112	216
Security National Financial Corp. Class A (a)	1,736	16
SEI Investments Co.	16,028	977
Selective Insurance Group, Inc.	7,436	609
Selectquote, Inc. (a)	16,219	147
ServisFirst Bancshares, Inc.	6,863	583
Seven Hills Realty Trust	1,815	19
Shore Bancshares, Inc.	2,594	54
Siebert Financial Corp. (a)	1,892	4
Sierra Bancorp	2,109	57
Silvercrest Asset Management Group, Inc. Class A	1,279	22
Silvergate Capital Corp. Class A (a)	1,469	218
Simmons First National Corp. Class A	13,704	405
Sixth Street Specialty Lending, Inc.	9,890	231

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SLM Corp.	39,236	$772
Solar Capital Ltd.	5,841	108
Solar Senior Capital Ltd.	2,125	30
South Plains Financial, Inc.	1,606	45
Southern First Bancshares, Inc. (a)	899	56
Southern Missouri Bancorp, Inc.	1,137	59
Southern States Bancshares, Inc. (a)	748	15
Southside Bancshares, Inc. (c)	4,039	169
SouthState Corp.	9,549	765
Spirit of Texas Bancshares, Inc.	2,110	61
Starwood Property Trust, Inc.	39,463	959
State Auto Financial Corp.	2,720	141
Stellus Capital Investment Corp.	2,835	37
StepStone Group, Inc. Class A	2,517	105
Sterling Bancorp (a)	3,450	20
Sterling Bancorp	26,070	672
Stewart Information Services Corp.	3,366	268
Stifel Financial Corp.	12,875	907
Stock Yards Bancorp, Inc.	3,405	218
StoneX Group, Inc. (a)	2,119	130
Summit Financial Group, Inc.	1,741	48
Sunlight Financial Holdings, Inc. (a)	7,320	35
Suro Capital Corp. (b)	4,173	54
Synovus Financial Corp.	19,474	932
TC Bancshares, Inc. (a)	699	9
TCG BDC, Inc.	7,791	107
Territorial Bancorp, Inc.	1,222	31
Texas Capital Bancshares, Inc. (a)	6,626	399
Texas Community Bancshares, Inc. (a)	390	6
TFS Financial Corp.	7,761	139
The Bancorp, Inc. (a)	7,212	183
The Bank of Princeton	799	23
The Carlyle Group, Inc.	35,267	1,936
The First of Long Island Corp.	2,956	64
The Hanover Insurance Group, Inc.	4,763	624
Third Coast Bancshares, Inc. (a)	504	13
Timberland Bancorp, Inc.	1,131	31
Tompkins Financial Corp. (b)	1,750	146
Towne Bank	9,403	297
TPG RE Finance Trust, Inc.	6,277	77
Tradeweb Markets, Inc. Class A	6,096	610
Trean Insurance Group, Inc. (a)	2,011	18
TriCo Bancshares	3,676	158
Trinity Capital, Inc.	3,709	65
TriplePoint Venture Growth BDC Corp.	4,508	81
Tristate Capital Holdings, Inc. (a)	4,052	123
Triumph Bancorp, Inc. (a)	3,182	379
Trupanion, Inc. (a)	4,230	558
TrustCo Bank Corp.	2,405	80
Trustmark Corp.	7,087	230

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Two Harbors Investment Corp. (b)	42,523	$245
U.S. Global Investors, Inc. Class A	1,575	7
UMB Financial Corp.	5,700	605
Umpqua Holdings Corp.	27,101	521
Union Bankshares, Inc.	530	15
United Bankshares, Inc.	16,540	600
United Community Banks, Inc.	11,302	406
United Fire Group, Inc.	2,741	64
United Insurance Holdings Corp.	3,709	16
United Security Bancshares	2,055	17
Unity Bancorp, Inc.	1,132	30
Universal Insurance Holdings, Inc.	3,946	67
Univest Financial Corp.	3,728	112
Unum Group	25,280	621
Upstart Holdings, Inc. (a)	9,609	1,454
USCB Financial Holdings, Inc. (a)	574	8
Valley National Bancorp	52,095	716
Value Line, Inc.	139	7
Velocity Financial, Inc. (a)	1,880	26
Vericity, Inc. (a)	521	4
Veritex Holdings, Inc.	5,810	231
Victory Capital Holdings, Inc. Class A (i)	1,785	65
Virtu Financial, Inc. Class A	3,995	115
Virtus Investment Partners, Inc.	874	260
Voya Financial, Inc.	15,179	1,007
Walker & Dunlop, Inc.	3,824	578
Washington Federal, Inc.	8,445	282
Washington Trust Bancorp, Inc.	2,345	132
Webster Financial Corp.	9,621	537
WesBanco, Inc.	8,555	299
West Bancorp, Inc.	2,120	66
Westamerica Bancorp	2,854	165
Western Alliance Bancorp	12,431	1,338
Western Asset Mortgage Capital Corp.	8,057	17
Western New England Bancorp, Inc.	3,071	27
Westwood Holdings Group, Inc.	1,113	19
White Mountains Insurance Group Ltd.	415	421
WhiteHorse Finance, Inc.	2,661	41
William Penn Bancorp	1,899	23
Wintrust Financial Corp.	6,968	633
WisdomTree Investments, Inc.	13,724	84
World Acceptance Corp. (a)	889	218
WSFS Financial Corp.	5,467	274
		171,876
Health Care (13.1%):
10X Genomics, Inc. Class A (a)	1,624	242
1Life Healthcare, Inc. (a)	23,603	415
2seventy bio, Inc. (a)	3,163	81
4D Molecular Therapeutics, Inc. (a) (b)	4,395	96
89bio, Inc. (a)	2,391	31

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
9 Meters Biopharma, Inc. (a)	36,076	$35
Aadi Bioscience, Inc. (a)	2,403	58
Abeona Therapeutics, Inc. (a)	19,808	7
Absci Corp. (a) (b)	6,197	51
Acadia Healthcare Co., Inc. (a)	10,598	643
ACADIA Pharmaceuticals, Inc. (a)	18,475	431
Accelerate Diagnostics, Inc. (a)	6,109	32
Accolade, Inc. (a)	8,341	220
Accuray, Inc. (a)	12,301	59
AcelRx Pharmaceuticals, Inc. (a)	18,908	11
Acer Therapeutics, Inc. (a)	1,417	3
Achieve Life Sciences, Inc. (a)	1,362	11
Aclaris Therapeutics, Inc. (a)	6,859	100
Acorda Therapeutics, Inc. (a)	1,337	3
Acumen Pharmaceuticals, Inc. (a)	2,474	17
Acurx Pharmaceuticals, Inc. (a)	1,175	5
Acutus Medical, Inc. (a)	2,644	9
Adagio Therapeutics, Inc. (a) (b)	1,457	11
Adamis Pharmaceuticals Corp. (a) (b)	21,009	13
Adaptive Biotechnologies Corp. (a)	13,551	380
Addus HomeCare Corp. (a)	1,855	173
Adial Pharmaceuticals, Inc. (a)	2,841	8
Adicet Bio, Inc. (a)	5,337	93
Aditxt, Inc. (a)	5,949	3
Advaxis, Inc. (a) (b)	20,550	3
Adverum Biotechnologies, Inc. (a)	11,709	21
Aeglea BioTherapeutics, Inc. (a)	6,028	29
Aerie Pharmaceuticals, Inc. (a) (b)	6,477	45
Aerovate Therapeutics, Inc. (a)	1,990	23
Agenus, Inc. (a)	33,251	107
AgeX Therapeutics, Inc. (a)	3,147	3
Agile Therapeutics, Inc. (a)	14,481	7
Agilon Health, Inc. (a)	24,052	649
Agios Pharmaceuticals, Inc. (a)	4,820	158
Aileron Therapeutics, Inc. (a)	9,619	5
AIM ImmunoTech, Inc. (a)	6,961	6
AirSculpt Technologies, Inc. (a) (b)	1,053	18
Akebia Therapeutics, Inc. (a)	23,670	53
Akero Therapeutics, Inc. (a)	2,640	56
Akouos, Inc. (a)	2,861	24
Albireo Pharma, Inc. (a)	2,301	54
Aldeyra Therapeutics, Inc. (a)	6,592	26
Alector, Inc. (a)	8,395	173
Alignment Healthcare, Inc. (a)	10,079	142
Aligos Therapeutics, Inc. (a) (b)	2,109	25
Alimera Sciences, Inc. (a)	697	4
Alkermes PLC (a)	18,819	438
Allakos, Inc. (a)	3,874	38
Allena Pharmaceuticals, Inc. (a)	11,051	7
Allied Healthcare Products, Inc. (a)	555	3

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Allogene Therapeutics, Inc. (a)	12,647	$189
Allovir, Inc. (a)	4,360	56
Allscripts Healthcare Solutions, Inc. (a)	14,086	260
Alnylam Pharmaceuticals, Inc. (a)	13,398	2,273
Alpha Teknova, Inc. (a)	1,020	21
Alphatec Holdings, Inc. (a)	11,556	132
Alpine Immune Sciences, Inc. (a)	2,636	37
Altimmune, Inc. (a) (b)	4,856	44
ALX Oncology Holdings, Inc. (a)	2,711	58
Alzamend Neuro, Inc. (a) (b)	6,447	12
Amedisys, Inc. (a)	4,366	707
American Well Corp. Class A (a)	6,037	36
Amicus Therapeutics, Inc. (a)	34,048	393
AMN Healthcare Services, Inc. (a)	5,916	724
Amneal Pharmaceuticals, Inc. (a)	40,781	195
Amphastar Pharmaceuticals, Inc. (a)	5,082	118
Ampio Pharmaceuticals, Inc. (a) (b)	29,517	17
AnaptysBio, Inc. (a)	3,802	132
Anebulo Pharmaceuticals, Inc. (a)	986	6
AngioDynamics, Inc. (a)	4,780	132
Angion Biomedica Corp. (a) (b)	2,441	7
ANI Pharmaceuticals, Inc. (a)	1,754	81
Anika Therapeutics, Inc. (a)	1,450	52
Anixa Biosciences, Inc. (a)	4,096	12
Annexon, Inc. (a)	3,518	40
Annovis Bio, Inc. (a)	837	15
Antares Pharma, Inc. (a)	21,768	78
Apellis Pharmaceuticals, Inc. (a)	11,457	542
Apollo Endosurgery, Inc. (a)	5,344	45
Apollo Medical Holdings, Inc. (a) (b)	5,739	422
Applied Genetic Technologies Corp. (a)	5,862	11
Applied Molecular Transport, Inc. (a)	2,128	30
Applied Therapeutics, Inc. (a)	2,289	20
Aprea Therapeutics, Inc. (a)	2,343	7
Apria, Inc. (a)	2,891	94
Aptevo Therapeutics, Inc. (a)	663	5
Aptinyx, Inc. (a)	6,896	18
Apyx Medical Corp. (a)	3,997	51
AquaBounty Technologies, Inc. (a) (b)	8,680	18
Aquestive Therapeutics, Inc. (a)	5,551	22
Aravive, Inc. (a)	2,076	5
ARCA biopharma, Inc. (a)	2,076	4
Arcus Biosciences, Inc. (a)	6,847	277
Arcutis Biotherapeutics, Inc. (a)	4,463	93
Ardelyx, Inc. (a)	13,613	15
Arena Pharmaceuticals, Inc. (a)	8,298	771
Aridis Pharmaceuticals, Inc. (a)	1,473	3
Arrowhead Pharmaceuticals, Inc. (a)	13,686	907
Arvinas, Inc. (a)	5,924	487
Asensus Surgical, Inc. (a) (b)	32,050	36

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Aspira Women's Health, Inc. (a) (b)	8,972	$16
Assembly Biosciences, Inc. (a)	6,128	14
Assertio Holdings, Inc. (a)	6,039	13
Astria Therapeutics, Inc. (a)	1,705	9
Atara Biotherapeutics, Inc. (a)	11,320	178
Atea Pharmaceuticals, Inc. (a)	8,463	76
Athenex, Inc. (a)	10,815	15
Athira Pharma, Inc. (a)	4,946	64
Atossa Therapeutics, Inc. (a)	17,315	28
Atreca, Inc. Class A (a) (b)	1,721	5
AtriCure, Inc. (a)	6,283	437
Atrion Corp.	143	101
aTyr Pharma, Inc. (a)	3,235	24
Aura Biosciences, Inc. (a)	809	14
Avalo Therapeutics, Inc. (a)	15,849	27
Avanos Medical, Inc. (a)	5,609	194
Avantor, Inc. (a)	78,016	3,287
Aveanna Healthcare Holdings, Inc. (a)	8,038	59
AVEO Pharmaceuticals, Inc. (a) (b)	4,452	21
Avid Bioservices, Inc. (a)	7,407	216
Avidity Biosciences, Inc. (a)	4,845	115
Avinger, Inc. (a)	13,485	6
Avrobio, Inc. (a)	4,824	19
Axcella Health, Inc. (a)	1,983	4
Axogen, Inc. (a)	5,684	53
Axonics, Inc. (a)	5,639	316
Axsome Therapeutics, Inc. (a)	4,442	168
Ayala Pharmaceuticals, Inc. (a)	964	8
Aytu BioScience, Inc. (a)	3,890	5
Baudax Bio, Inc. (a)	12,159	3
Beam Therapeutics, Inc. (a)	6,741	537
Bellerophon Therapeutics, Inc. (a)	1,301	4
Berkeley Lights, Inc. (a)	7,166	130
Better Therapeutics, Inc. (a)	1,065	5
BioAtla, Inc. (a)	1,495	29
Biocept, Inc. (a)	2,451	9
BioCryst Pharmaceuticals, Inc. (a)	24,199	335
BioDelivery Sciences International, Inc. (a)	13,510	42
Biodesix, Inc. (a)	1,298	7
Biolase, Inc. (a)	21,628	8
BioLife Solutions, Inc. (a)	5,514	206
BioMarin Pharmaceutical, Inc. (a)	20,032	1,771
Biomea Fusion, Inc. (a)	2,113	16
Biomerica, Inc. (a)	1,438	6
BioNano Genomics, Inc. (a) (b)	39,543	118
Bioventus, Inc. Class A (a) (b)	3,065	44
Bioxcel Therapeutics, Inc. (a)	2,281	46
Black Diamond Therapeutics, Inc. (a)	3,321	18
bluebird bio, Inc. (a)	9,485	95
Blueprint Medicines Corp. (a)	7,363	789

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bolt Biotherapeutics, Inc. (a)	3,147	$15
Brickell Biotech, Inc. (a)	15,733	4
Bridgebio Pharma, Inc. (a) (b)	13,489	225
Brookdale Senior Living, Inc. (a)	25,347	131
Bruker Corp.	9,268	778
C4 Therapeutics, Inc. (a)	6,509	210
Cabaletta Bio, Inc. (a)	2,392	9
Caladrius Biosciences, Inc. (a)	8,262	7
Calithera Biosciences, Inc. (a)	9,374	6
Calyxt, Inc. (a)	1,681	4
Candel Therapeutics, Inc. (a)	1,879	15
Capital Senior Living Corp. (a)	835	24
Capricor Therapeutics, Inc. (a)	3,374	10
Cara Therapeutics, Inc. (a)	5,755	70
Cardiff Oncology, Inc. (a)	5,434	33
Cardiovascular Systems, Inc. (a)	3,658	69
CareCloud, Inc. (a)	1,494	9
CareDx, Inc. (a)	6,300	287
Caribou Biosciences, Inc. (a)	6,305	95
CASI Pharmaceuticals, Inc. (a) (b)	15,252	12
Cassava Sciences, Inc. (a) (b)	5,531	242
Castle Biosciences, Inc. (a)	3,166	136
Castlight Health, Inc. Class B (a)	6,131	9
Catalyst Biosciences, Inc. (a)	4,387	4
Catalyst Pharmaceuticals, Inc. (a)	13,351	90
cbdMD, Inc. (a)	6,136	7
Celcuity, Inc. (a)	1,477	19
Celldex Therapeutics, Inc. (a)	5,635	218
Cellectar Biosciences, Inc. (a)	8,178	5
CEL-SCI Corp. (a)	5,884	42
Celsion Corp. (a)	12,466	7
Celularity, Inc. (a) (b)	4,311	22
Century Therapeutics, Inc. (a) (b)	2,306	37
Certara, Inc. (a)	14,635	416
Cerus Corp. (a)	19,547	133
Champions Oncology, Inc. (a)	450	4
Change Healthcare, Inc. (a)	42,594	911
Checkmate Pharmaceuticals, Inc. (a)	914	3
Checkpoint Therapeutics, Inc. (a)	5,690	18
Chembio Diagnostics, Inc. (a) (b)	4,022	5
Chemed Corp.	2,062	1,090
Chemocentryx, Inc. (a)	6,724	245
Chimerix, Inc. (a)	12,005	77
Chinook Therapeutics, Inc. (a)	5,746	94
Cidara Therapeutics, Inc. (a) (b)	9,216	12
Clearside Biomedical, Inc. (a)	7,031	19
Clever Leaves Holdings, Inc. (a) (b)	2,937	9
Clovis Oncology, Inc. (a) (b)	17,774	48
CNS Pharmaceuticals, Inc. (a)	2,763	2
Cocrystal Pharma, Inc. (a)	13,045	8

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Codex DNA, Inc. (a)	811	$9
Codexis, Inc. (a)	6,985	218
Co-Diagnostics, Inc. (a)	3,952	35
Codiak Biosciences, Inc. (a)	1,820	20
Cogent Biosciences, Inc. (a)	4,580	39
Cognition Therapeutics, Inc. (a)	578	4
Cohbar, Inc. (a)	10,266	4
Coherus Biosciences, Inc. (a)	7,261	116
Collegium Pharmaceutical, Inc. (a)	3,521	66
Community Health Systems, Inc. (a)	16,720	223
Computer Programs and Systems, Inc. (a)	1,813	53
Concert Pharmaceuticals, Inc. (a)	4,741	15
Conformis, Inc. (a)	24,906	19
CONMED Corp.	3,405	483
Context Therapeutics, Inc. (a)	729	2
Convey Holding Parent, Inc. (a)	2,663	22
Corcept Therapeutics, Inc. (a)	14,613	289
Cortexyme, Inc. (a) (b)	1,479	19
CorVel Corp. (a)	930	193
Corvus Pharmaceuticals, Inc. (a)	5,282	13
Covetrus, Inc. (a)	13,028	260
Crinetics Pharmaceuticals, Inc. (a)	5,529	157
Cross Country Healthcare, Inc. (a)	4,424	123
CryoLife, Inc. (a)	4,521	92
CryoPort, Inc. (a)	5,995	355
CTI BioPharma Corp. (a)	13,082	32
Cue BioPharma, Inc. (a)	4,344	49
Cue Health, Inc. (a) (b)	1,917	26
Cullinan Oncology, Inc. (a) (b)	3,305	51
Cumberland Pharmaceuticals, Inc. (a)	1,316	6
Curis, Inc. (a)	11,727	56
Cutera, Inc. (a)	2,274	94
CVRx, Inc. (a)	1,866	23
Cyclacel Pharmaceuticals, Inc. (a)	1,380	5
Cyclerion Therapeutics, Inc. (a)	4,096	7
Cyteir Therapeutics, Inc. (a)	1,750	20
Cytek Biosciences, Inc. (a) (b)	10,700	175
Cytokinetics, Inc. (a)	8,665	395
CytomX Therapeutics, Inc. (a) (c)	8,828	38
CytoSorbents Corp. (a)	5,566	23
CytRx Corp. (a)	4,965	3
Dare Bioscience, Inc. (a) (b)	10,698	21
Day One Biopharmaceuticals, Inc. (a)	2,613	44
Decibel Therapeutics, Inc. (a) (b)	1,632	8
Deciphera Pharmaceuticals, Inc. (a)	6,126	60
Definitive Healthcare Corp. (a)	2,117	58
Delcath Systems, Inc. (a)	1,018	8
Denali Therapeutics, Inc. (a)	12,081	539
Design Therapeutics, Inc. (a)	2,187	47
DICE Therapeutics, Inc. (a)	1,836	46

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
DocGo, Inc. (a) (b)	11,355	$106
Doximity, Inc. Class A (a) (b)	3,537	177
Durect Corp. (a)	27,469	27
Dynavax Technologies Corp. (a) (b)	15,181	214
Dyne Therapeutics, Inc. (a)	4,198	50
Eagle Pharmaceuticals, Inc. (a)	1,297	66
Eargo, Inc. (a)	2,913	15
Edgewise Therapeutics, Inc. (a) (b)	1,937	30
Editas Medicine, Inc. (a)	8,359	222
eFFECTOR Therapeutics, Inc. (a) (b)	1,411	12
Eiger Biopharmaceuticals, Inc. (a)	4,594	24
Ekso Bionics Holdings, Inc. (a)	1,622	4
Elanco Animal Health, Inc. (a)	53,680	1,522
Electrocore, Inc. (a)	9,154	5
Electromed, Inc. (a)	998	13
Eledon Pharmaceuticals, Inc. (a)	1,541	7
Elevation Oncology, Inc. (a)	1,116	7
Eliem Therapeutics, Inc. (a)	967	10
Eloxx Pharmaceuticals, Inc. (a)	10,791	8
Emergent BioSolutions, Inc. (a)	7,044	306
Enanta Pharmaceuticals, Inc. (a)	2,337	175
Encompass Health Corp.	13,317	869
Endo International PLC (a)	29,233	110
ENDRA Life Sciences, Inc. (a)	5,766	4
Entasis Therapeutics Holdings, Inc. (a)	2,773	6
Entrada Therapeutics, Inc. (a)	1,308	22
Envista Holdings Corp. (a)	16,667	751
enVVeno Medical Corp. (a)	1,172	8
Enzo Biochem, Inc. (a)	5,641	18
Epizyme, Inc. (a)	10,580	26
Equillium, Inc. (a)	2,224	8
Erasca, Inc. (a) (b)	8,644	135
Esperion Therapeutics, Inc. (a) (b)	3,300	17
Establishment Labs Holdings, Inc. (a)	2,027	137
Eton Pharmaceuticals, Inc. (a)	3,294	14
Evelo Biosciences, Inc. (a) (b)	2,800	17
Evofem Biosciences, Inc. (a) (b)	22,309	8
Evoke Pharma, Inc. (a)	4,514	3
Evolent Health, Inc. Class A (a)	10,016	277
Evolus, Inc. (a)	5,660	37
Exact Sciences Corp. (a)	20,556	1,601
Exagen, Inc. (a)	1,129	13
Exelixis, Inc. (a)	36,821	673
Eyenovia, Inc. (a)	2,976	12
Fate Therapeutics, Inc. (a)	11,530	675
Femasys, Inc. (a)	911	4
Fennec Pharmaceuticals, Inc. (a)	2,838	12
Fibrogen, Inc. (a)	10,116	143
Figs, Inc. Class A (a)	3,805	105
Finch Therapeutics Group, Inc. (a)	4,007	40

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
First Wave BioPharma, Inc. (a) (b)	1,796	$3
Five Star Senior Living, Inc. (a)	1,571	5
Fluidigm Corp. (a) (b)	9,569	38
Foghorn Therapeutics, Inc. (a)	2,321	53
FONAR Corp. (a)	917	14
Forma Therapeutics Holdings, Inc. (a)	5,379	76
Forte Biosciences, Inc. (a)	1,954	4
Fortress Biotech, Inc. (a)	11,305	28
Frequency Therapeutics, Inc. (a)	4,682	24
F-Star Therapeutics, Inc. (a)	2,881	14
Fulcrum Therapeutics, Inc. (a)	3,832	68
Fulgent Genetics, Inc. (a)	2,736	275
G1 Therapeutics, Inc. (a) (b)	4,887	50
Gain Therapeutics, Inc. (a)	1,366	7
Galectin Therapeutics, Inc. (a) (b)	6,561	14
Galera Therapeutics, Inc. (a) (b)	1,809	8
Generation Bio Co. (a)	4,637	33
Genocea Biosciences, Inc. (a)	6,138	7
Genprex, Inc. (a)	6,538	9
Geron Corp. (a) (b)	43,555	53
Ginkgo Bioworks Holdings, Inc. (a) (b)	164,364	1,367
Glaukos Corp. (a)	5,389	239
Global Blood Therapeutics, Inc. (a)	7,688	225
Globus Medical, Inc. (a)	9,005	650
GlycoMimetics, Inc. (a)	6,172	9
GoodRx Holdings, Inc. Class A (a)	5,221	171
Gossamer Bio, Inc. (a)	9,233	104
Graphite Bio, Inc. (a) (b)	4,141	51
Graybug Vision, Inc. (a)	1,179	2
Great Elm Group, Inc. (a)	3,285	7
Greenwich Lifesciences, Inc. (a)	784	19
Gritstone bio, Inc. (a) (b)	8,605	111
Guardant Health, Inc. (a)	13,163	1,316
Haemonetics Corp. (a)	6,618	351
Halozyme Therapeutics, Inc. (a)	16,794	675
Hanger, Inc. (a)	4,168	76
Harmony Biosciences Holdings, Inc. (a)	2,893	123
Harpoon Therapeutics, Inc. (a)	2,669	20
Harrow Health, Inc. (a)	3,445	30
Harvard Bioscience, Inc. (a)	5,225	37
HCW Biologics, Inc. (a)	1,768	4
Health Catalyst, Inc. (a)	5,680	225
HealthEquity, Inc. (a)	10,934	484
HealthStream, Inc. (a)	3,215	85
Heat Biologics, Inc. (a)	3,585	11
Helius Medical Technologies, Inc. (a)	498	3
Heron Therapeutics, Inc. (a) (b)	13,939	127
Heska Corp. (a)	1,326	242
Histogen, Inc. (a)	6,952	2
Homology Medicines, Inc. (a)	4,823	18

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hookipa Pharma, Inc. (a)	1,393	$3
Horizon Therapeutics PLC (a)	30,687	3,306
Hoth Therapeutics, Inc. (a)	2,861	2
HTG Molecular Diagnostics, Inc. (a)	805	4
Humacyte, Inc. (a) (b)	7,193	52
iCAD, Inc. (a)	2,960	21
Icosavax, Inc. (a)	2,784	64
ICU Medical, Inc. (a)	2,103	499
Ideaya Biosciences, Inc. (a)	4,593	109
Idera Pharmaceuticals, Inc. (a)	6,529	4
IGM Biosciences, Inc. (a) (b)	1,035	30
Ikena Oncology, Inc. (a)	2,926	37
Imac Holdings, Inc. (a)	3,242	4
Imago Biosciences, Inc. (a)	2,342	56
IMARA, Inc. (a)	2,141	5
ImmuCell Corp. (a)	891	7
Immuneering Corp. Class A (a) (b)	1,095	18
Immunic, Inc. (a)	3,056	29
ImmunityBio, Inc. (a) (b)	11,568	70
ImmunoGen, Inc. (a)	28,985	215
Immunome, Inc. (a)	1,286	17
Immunovant, Inc. (a)	6,024	51
Impel Neuropharma, Inc. (a) (b)	1,040	9
IN8bio, Inc. (a)	1,393	6
Inari Medical, Inc. (a)	5,041	460
Indaptus Therapeutics, Inc. (a)	812	5
Infinity Pharmaceuticals, Inc. (a)	12,173	27
Infusystem Holdings, Inc. (a)	2,734	47
Inhibikase Therapeutics, Inc. (a)	2,892	4
Inhibrx, Inc. (a)	3,424	150
Inmune Bio, Inc. (a)	2,051	21
Innovage Holding Corp. (a)	2,761	14
Innoviva, Inc. (a)	8,391	145
Inogen, Inc. (a)	2,282	78
Inotiv, Inc. (a) (b)	2,869	121
Inovio Pharmaceuticals, Inc. (a) (b)	28,459	142
Inozyme Pharma, Inc. (a)	1,206	8
Insmed, Inc. (a)	13,949	380
Inspire Medical Systems, Inc. (a)	3,504	806
Instil Bio, Inc. (a) (b)	8,815	151
Insulet Corp. (a)	6,523	1,735
Integer Holdings Corp. (a)	4,084	350
Integra LifeSciences Holdings Corp. (a)	8,134	545
Intellia Therapeutics, Inc. (a)	8,987	1,063
Intercept Pharmaceuticals, Inc. (a) (b)	3,139	51
Interpace Biosciences, Inc. (a)	493	4
Intersect ENT, Inc. (a)	4,139	113
IntriCon Corp. (a)	1,238	20
Invacare Corp. (a)	3,771	10
Invitae Corp. (a) (b)	27,003	412
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ionis Pharmaceuticals, Inc. (a)	13,147	$400
iRadimed Corp. (a)	970	45
iRhythm Technologies, Inc. (a)	3,512	413
IRIDEX Corp. (a)	1,916	12
Ironwood Pharmaceuticals, Inc. (a)	19,760	230
IsoPlexis Corp. (a)	1,191	11
IsoRay, Inc. (a)	20,644	8
iSpecimen, Inc. (a) (b)	737	6
iTeos Therapeutics, Inc. (a)	2,772	129
IVERIC bio, Inc. (a)	13,676	229
Jaguar Health, Inc. (a)	4,630	5
Janux Therapeutics, Inc. (a)	1,938	38
Jasper Therapeutics, Inc. (a) (b)	1,118	9
Jounce Therapeutics, Inc. (a)	5,293	44
Journey Medical Corp. (a)	503	3
Kala Pharmaceuticals, Inc. (a) (b)	8,290	10
Kaleido Biosciences, Inc. (a) (b)	2,417	6
KalVista Pharmaceuticals, Inc. (a)	3,129	41
Karuna Therapeutics, Inc. (a)	2,415	316
Keros Therapeutics, Inc. (a)	1,907	112
Kezar Life Sciences, Inc. (a)	4,076	68
Kiniksa Pharmaceuticals Ltd. Class A (a)	1,304	15
Kinnate Biopharma, Inc. (a)	4,005	71
Kiora Pharmaceuticals, Inc. (a)	1,657	3
Kiromic BioPharma, Inc. (a)	2,044	3
Kodiak Sciences, Inc. (a)	5,720	485
Krystal Biotech, Inc. (a)	2,864	200
Kura Oncology, Inc. (a)	8,133	114
Kymera Therapeutics, Inc. (a)	5,607	356
Landos BioPharma, Inc. (a)	1,815	9
Lannett Co., Inc. (a) (b)	4,943	8
Lantern Pharma, Inc. (a)	1,126	9
Lantheus Holdings, Inc. (a)	8,371	242
Larimar Therapeutics, Inc. (a)	2,474	27
Leap Therapeutics, Inc. (a) (b)	9,508	31
LeMaitre Vascular, Inc.	2,129	107
LENSAR, Inc. (a)	1,483	9
Lexicon Pharmaceuticals, Inc. (a)	11,914	47
LHC Group, Inc. (a)	4,102	563
LifeStance Health Group, Inc. (a) (b)	16,329	155
Ligand Pharmaceuticals, Inc. (a)	2,068	319
Lineage Cell Therapeutics, Inc. (a) (b)	23,539	58
Liquidia Technologies, Inc. (a)	6,427	31
LogicBio Therapeutics, Inc. (a)	4,124	10
Longboard Pharmaceuticals, Inc. (a)	761	4
Lucid Diagnostics, Inc. (a)	750	4
Lucira Health, Inc. (a)	2,511	22
Lumos Pharma, Inc. (a) (b)	731	5
Lyell Immunopharma, Inc. (a) (b)	23,438	181
Lyra Therapeutics, Inc. (a)	909	4

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MacroGenics, Inc. (a)	7,040	$113
Madrigal Pharmaceuticals, Inc. (a)	1,992	169
Magellan Health, Inc. (a)	3,143	299
Magenta Therapeutics, Inc. (a)	6,414	28
MannKind Corp. (a) (b)	33,991	149
Maravai LifeSciences Holdings, Inc. Class A (a)	8,621	361
Marinus Pharmaceuticals, Inc. (a)	4,600	55
Marker Therapeutics, Inc. (a)	9,427	9
Masimo Corp. (a)	6,749	1,975
Matinas BioPharma Holdings, Inc. (a) (b)	29,569	30
MediciNova, Inc. (a) (b)	6,350	17
MEDNAX, Inc. (a)	10,816	294
Medpace Holdings, Inc. (a)	3,923	854
MEI Pharma, Inc. (a)	16,481	44
MeiraGTx Holdings PLC (a) (b)	5,045	120
Meridian Bioscience, Inc. (a)	5,362	109
Merit Medical Systems, Inc. (a)	7,229	450
Merrimack Pharmaceuticals, Inc. (a)	1,834	7
Mersana Therapeutics, Inc. (a)	8,683	54
Mesa Laboratories, Inc.	580	190
Metacrine, Inc. (a)	2,306	2
Microbot Medical, Inc. (a)	952	7
Minerva Neurosciences, Inc. (a)	5,905	5
Minerva Surgical, Inc. (a)	916	5
MiNK Therapeutics, Inc. (a)	488	2
Miromatrix Medical, Inc. (a)	2,063	10
Mirum Pharmaceuticals, Inc. (a)	2,675	43
ModivCare, Inc. (a)	1,651	245
Molecular Templates, Inc. (a) (b)	3,523	14
Moleculin Biotech, Inc. (a)	3,950	7
Molina Healthcare, Inc. (a)	6,458	2,053
Monopar Therapeutics, Inc. (a)	789	3
Monte Rosa Therapeutics, Inc. (a) (b)	3,654	75
Morphic Holding, Inc. (a)	3,129	148
Motus GI Holdings, Inc. (a) (b)	6,111	3
Multiplan Corp. (a)	38,996	173
Mustang Bio, Inc. (a)	7,096	12
MyMD Pharmaceuticals, Inc. (a)	4,930	30
Myomo, Inc. (a)	869	6
Myriad Genetics, Inc. (a)	9,874	273
NanoString Technologies, Inc. (a)	5,181	219
NantHealth, Inc. (a)	4,535	5
Natera, Inc. (a)	12,936	1,208
National HealthCare Corp. (c)	1,976	134
National Research Corp.	1,629	68
Natus Medical, Inc. (a)	4,174	99
Navidea Biopharmaceuticals, Inc. (a)	3,206	3
Nektar Therapeutics (a)	15,035	203
Neogen Corp. (a)	12,354	561
NeoGenomics, Inc. (a)	14,508	495

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Neoleukin Therapeutics, Inc. (a)	4,630	$22
NeuroBo Pharmaceuticals, Inc. (a)	1,664	2
Neurocrine Biosciences, Inc. (a)	12,698	1,081
NeuroMetrix, Inc. (a)	972	5
Neuronetics, Inc. (a)	3,645	16
NeuroPace, Inc. (a)	956	10
Nevro Corp. (a)	3,708	301
NexImmune, Inc. (a)	2,380	11
NextCure, Inc. (a)	3,054	18
NextGen Healthcare, Inc. (a)	6,467	115
NGM Biopharmaceuticals, Inc. (a)	6,105	108
Nkarta, Inc. (a)	2,877	44
Northwest Biotherapeutics, Inc. (a) (b)	129,562	91
NovaBay Pharmaceuticals, Inc. (a) (b)	5,233	2
Novan, Inc. (a)	2,574	11
Novavax, Inc. (a) (b)	10,341	1,480
Nurix Therapeutics, Inc. (a)	5,452	158
Nuvalent, Inc. Class A (a) (b)	1,406	27
NuVasive, Inc. (a)	6,774	355
Oak Street Health, Inc. (a) (b)	14,019	465
Ocugen, Inc. (a) (b)	27,237	124
Ocular Therapeutix, Inc. (a)	10,476	73
Ocuphire Pharma, Inc. (a)	1,838	7
Odonate Therapeutics, Inc. (a)	2,912	4
Olema Pharmaceuticals, Inc. (a)	2,814	26
Omega Therapeutics, Inc. (a)	2,573	29
Omeros Corp. (a) (b)	8,553	55
Omnicell, Inc. (a)	5,499	992
Oncocyte Corp. (a)	12,612	27
Onconova Therapeutics, Inc. (a)	2,888	7
Oncorus, Inc. (a)	1,803	10
OncoSec Medical, Inc. (a)	2,796	3
Oncternal Therapeutics, Inc. (a)	6,256	14
Ontrak, Inc. (a)	1,450	9
OpGen, Inc. (a)	5,667	6
Opiant Pharmaceuticals, Inc. (a)	653	22
OPKO Health, Inc. (a) (b)	70,369	338
Optinose, Inc. (a)	8,217	13
Option Care Health, Inc. (a)	14,915	424
Oragenics, Inc. (a)	15,240	7
Oramed Pharmaceuticals, Inc. (a)	5,320	76
OraSure Technologies, Inc. (a)	7,546	66
Organogenesis Holdings, Inc. (a)	8,983	83
Orgenesis, Inc. (a)	3,250	9
ORIC Pharmaceuticals, Inc. (a)	4,069	60
Ortho Clinical Diagnostics Holdings PLC (a)	14,818	317
Orthofix Medical, Inc. (a)	2,299	71
OrthoPediatrics Corp. (a)	1,519	91
Osmotica Pharmaceuticals PLC (a)	6,422	7
Otonomy, Inc. (a)	7,916	16

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Outlook Therapeutics, Inc. (a)	17,709	$24
Outset Medical, Inc. (a)	5,002	231
Ovid Therapeutics, Inc. (a)	8,321	27
Owens & Minor, Inc.	9,441	411
Owlet, Inc. (a)	11,984	32
Oyster Point Pharma, Inc. (a)	2,361	43
Pacific Biosciences of California, Inc. (a)	23,105	473
Pacira BioSciences, Inc. (a)	5,055	304
Palatin Technologies, Inc. (a)	31,634	16
Palisade Bio, Inc. (a)	1,423	2
Paragon 28, Inc. (a)	1,112	20
Paratek Pharmaceuticals, Inc. (a)	6,572	30
Passage Bio, Inc. (a)	5,589	35
Patterson Cos., Inc. (c)	9,645	283
PAVmed, Inc. (a)	12,152	30
PDL BioPharma, Inc. (b) (d) (f)	17,605	43
PDS Biotechnology Corp. (a)	3,766	31
Penumbra, Inc. (a)	3,861	1,108
Personalis, Inc. (a)	3,779	54
PetIQ, Inc. (a)	983	22
PhaseBio Pharmaceuticals, Inc. (a) (b)	5,248	14
Phathom Pharmaceuticals, Inc. (a)	2,880	57
Phibro Animal Health Corp. Class A	1,887	39
Phreesia, Inc. (a)	5,108	213
Pieris Pharmaceuticals, Inc. (a)	9,959	38
Pliant Therapeutics, Inc. (a) (b)	2,727	37
Plus Therapeutics, Inc. (a)	2,191	2
PLx Pharma, Inc. (a)	3,726	30
PMV Pharmaceuticals, Inc. (a)	5,282	122
Point Biopharma Global, Inc. (a)	11,800	66
PolarityTE, Inc. (a)	10,846	6
Poseida Therapeutics, Inc. (a)	4,457	30
Praxis Precision Medicines, Inc. (a)	4,177	82
Precigen, Inc. (a) (b)	15,038	56
Precipio, Inc. (a)	3,272	5
Precision BioSciences, Inc. (a)	7,073	52
Predictive Oncology, Inc. (a)	9,350	9
Prelude Therapeutics, Inc. (a) (b)	2,268	28
Premier, Inc. Class A	17,550	723
Pressure BioSciences, Inc. (a)	1,076	2
Prestige Consumer Healthcare, Inc. (a)	6,197	376
Privia Health Group, Inc. (a)	3,874	100
PROCEPT BioRobotics Corp. (a)	1,014	25
Pro-Dex, Inc. (a)	384	9
Progenity, Inc. (a)	21,677	45
Progyny, Inc. (a)	8,682	437
Prometheus Biosciences, Inc. (a)	2,380	94
ProPhase Labs, Inc.	1,897	14
Protagonist Therapeutics, Inc. (a)	5,208	178
Protalix BioTherapeutics, Inc. (a) (b)	5,170	4

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Protara Therapeutics, Inc. (a)	1,341	$9
Provention Bio, Inc. (a) (b)	8,667	49
Psychemedics Corp.	703	5
PTC Therapeutics, Inc. (a)	8,228	328
Pulmatrix, Inc. (a)	7,693	3
Pulmonx Corp. (a)	4,502	144
Pulse Biosciences, Inc. (a)	2,113	31
Puma Biotechnology, Inc. (a)	4,925	15
Pyxis Oncology, Inc. (a)	1,526	17
Qualigen Therapeutics, Inc. (a)	4,826	5
Quanterix Corp. (a)	4,252	180
Quidel Corp. (a)	3,700	499
R1 RCM, Inc. (a)	20,596	525
RA Medical Systems, Inc. (a)	1,003	2
RadNet, Inc. (a)	6,141	185
Rain Therapeutics, Inc. (a) (b)	1,040	13
Rallybio Corp. (a)	1,169	11
Rani Therapeutics Holdings, Inc. (a) (b)	999	16
Rapid Micro Biosystems, Inc. Class A (a)	1,144	12
RAPT Therapeutics, Inc. (a)	2,838	104
Reata Pharmaceuticals, Inc. Class A (a)	2,700	71
Recro Pharma, Inc. (a)	5,900	10
Recursion Pharmaceuticals, Inc. Class A (a) (b)	3,435	59
REGENXBIO, Inc. (a)	4,294	140
Regulus Therapeutics, Inc. (a) (b)	18,475	6
Relay Therapeutics, Inc. (a)	9,746	299
Relmada Therapeutics, Inc. (a)	2,194	49
Reneo Pharmaceuticals, Inc. (a)	1,707	15
Renovacor, Inc. (a)	1,407	11
Repligen Corp. (a)	6,918	1,833
Replimune Group, Inc. (a)	4,094	111
ReShape Lifesciences, Inc. (a)	2,167	4
Retractable Technologies, Inc. (a) (b)	2,359	16
Revance Therapeutics, Inc. (a)	9,191	150
REVOLUTION Medicines, Inc. (a)	7,397	186
Rhythm Pharmaceuticals, Inc. (a)	4,827	48
Rigel Pharmaceuticals, Inc. (a)	19,155	51
Rocket Pharmaceuticals, Inc. (a)	8,906	194
Rockwell Medical, Inc. (a)	11,893	5
Royalty Pharma PLC Class A	11,483	458
Rubius Therapeutics, Inc. (a)	4,054	39
RxSight, Inc. (a) (b)	1,911	21
SAB Biotherapeutics, Inc. (a) (b)	3,669	29
Sage Therapeutics, Inc. (a)	6,342	270
Salarius Pharmaceuticals, Inc. (a)	6,189	3
Sana Biotechnology, Inc. (a)	12,911	200
Sangamo Therapeutics, Inc. (a)	16,318	122
Sarepta Therapeutics, Inc. (a)	11,909	1,072
Satsuma Pharmaceuticals, Inc. (a)	3,441	15
Savara, Inc. (a)	11,430	14

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Scholar Rock Holding Corp. (a)	1,891	$47
Schrodinger, Inc. (a)	1,650	57
Science 37 Holdings, Inc. (a)	12,849	160
Scopus Biopharma, Inc. (a)	1,566	3
scPharmaceuticals, Inc. (a)	3,104	16
SCYNEXIS, Inc. (a) (b)	3,172	19
Seagen, Inc. (a)	24,739	3,826
Seaspine Holdings Corp. (a)	4,401	60
Second Sight Medical Products, Inc. (a)	4,300	7
Seelos Therapeutics, Inc. (a)	14,353	23
Seer, Inc. (a) (b)	1,346	31
Select Medical Holdings Corp.	11,514	339
Selecta Biosciences, Inc. (a)	12,218	40
Sellas Life Sciences Group, Inc. (a)	2,104	12
Sema4 Holdings Corp. (a)	11,231	50
Senestech, Inc. (a)	1,777	2
Sensei Biotherapeutics, Inc. (a)	2,494	14
Senseonics Holdings, Inc. (a) (b)	46,062	123
Sensus Healthcare, Inc. (a)	1,814	13
Sera Prognostics, Inc. Class A (a)	671	5
Seres Therapeutics, Inc. (a)	7,483	62
Sesen Bio, Inc. (a) (b)	27,565	22
Sharecare, Inc. (a)	41,428	186
Shattuck Labs, Inc. (a)	4,365	37
Shockwave Medical, Inc. (a)	3,802	678
SI-BONE, Inc. (a)	4,580	102
Sientra, Inc. (a)	7,525	28
Sierra Oncology, Inc. (a)	1,446	31
SIGA Technologies, Inc. (a)	6,578	49
Sight Sciences, Inc. (a)	2,754	48
Sigilon Therapeutics, Inc. (a)	2,163	6
Signify Health, Inc. Class A (a) (b)	3,631	52
Silk Road Medical, Inc. (a)	4,265	182
Silverback Therapeutics, Inc. (a)	3,878	26
Simulations Plus, Inc. (b)	1,759	83
Singular Genomics Systems, Inc. (a)	4,718	55
SiNtx Technologies, Inc. (a) (b)	3,523	2
SmileDirectClub, Inc. (a) (b)	8,475	20
Soleno Therapeutics, Inc. (a)	7,895	3
Solid Biosciences, Inc. (a)	11,874	21
SomaLogic, Inc. (a)	23,456	273
Sonendo, Inc. (a)	1,148	7
Sonoma Pharmaceuticals, Inc. (a)	439	2
Sotera Health Co. (a)	15,640	368
Spectrum Pharmaceuticals, Inc. (a)	20,035	25
Spero Therapeutics, Inc. (a)	3,857	62
SpringWorks Therapeutics, Inc. (a)	4,515	280
Spruce Biosciences, Inc. (a) (b)	1,571	7
SQZ Biotechnologies Co. (a)	2,083	19
STAAR Surgical Co. (a)	5,403	493

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Statera Biopharma, Inc. (a)	3,736	$9
Stereotaxis, Inc. (a)	9,873	61
Stoke Therapeutics, Inc. (a)	2,730	65
Strata Skin Sciences, Inc. (a) (b)	3,250	5
Streamline Health Solutions, Inc. (a)	6,666	10
Supernus Pharmaceuticals, Inc. (a)	6,577	192
Surface Oncology, Inc. (a)	4,564	22
Surgalign Holdings, Inc. (a)	17,212	12
Surgery Partners, Inc. (a)	4,118	220
Surmodics, Inc. (a)	1,720	83
Surrozen, Inc. (a)	3,517	23
Sutro Biopharma, Inc. (a)	5,520	82
Syndax Pharmaceuticals, Inc. (a)	6,396	140
Syneos Health, Inc. (a)	14,030	1,440
Synlogic, Inc. (a)	7,201	17
Synthetic Biologics, Inc. (a)	19,016	5
Syros Pharmaceuticals, Inc. (a)	6,309	21
T2 Biosystems, Inc. (a)	23,178	12
Tabula Rasa Healthcare, Inc. (a)	2,695	40
Tactile Systems Technology, Inc. (a)	1,817	35
Talaris Therapeutics, Inc. (a)	1,244	19
Talis Biomedical Corp. (a)	1,263	5
Talkspace, Inc. (a)	14,624	29
Tandem Diabetes Care, Inc. (a)	6,841	1,030
Tango Therapeutics, Inc. (a) (b)	8,151	89
Tarsus Pharmaceuticals, Inc. (a)	1,354	30
Taysha Gene Therapies, Inc. (a) (b)	3,471	40
TCR2 Therapeutics, Inc. (a)	3,671	17
Tela Bio, Inc. (a)	1,478	19
Teladoc Health, Inc. (a)	19,563	1,797
Tempest Therapeutics, Inc. (a)	906	5
Tenaya Therapeutics, Inc. (a) (b)	2,763	52
Tenet Healthcare Corp. (a)	14,027	1,145
Terns Pharmaceuticals, Inc. (a)	2,121	15
TFF Pharmaceuticals, Inc. (a)	3,175	28
The Ensign Group, Inc.	6,995	587
The Joint Corp. (a)	1,804	119
The Oncology Institute, Inc. (a) (b)	5,968	58
The Pennant Group, Inc. (a)	2,735	63
TherapeuticsMD, Inc. (a) (b)	58,722	21
Theseus Pharmaceuticals, Inc. (a) (b)	1,521	19
Tilray, Inc. Class 2 (a) (b)	46,531	327
Timber Pharmaceuticals, Inc. (a)	8,817	3
Tivity Health, Inc. (a)	4,705	124
Tonix Pharmaceuticals Holding Corp. (a)	72,711	26
Tracon Pharmaceuticals, Inc. (a)	2,773	8
TransCode Therapeutics, Inc. (a)	1,128	3
TransMedics Group, Inc. (a)	2,748	53
Travere Therapeutics, Inc. (a)	7,749	241
Treace Medical Concepts, Inc. (a)	4,255	79

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Trevena, Inc. (a)	22,497	$13
Tricida, Inc. (a)	6,735	64
TScan Therapeutics, Inc. (a)	969	4
Turning Point Therapeutics, Inc. (a)	6,263	299
Twist Bioscience Corp. (a)	5,561	430
Tyme Technologies, Inc. (a)	16,785	10
Tyra Biosciences, Inc. (a) (b)	1,562	22
U.S. Physical Therapy, Inc.	1,204	115
Ultragenyx Pharmaceutical, Inc. (a)	7,438	625
United Therapeutics Corp. (a)	5,963	1,288
UNITY Biotechnology, Inc. (a)	6,383	9
UroGen Pharma Ltd. (a) (b)	2,218	22
Utah Medical Products, Inc.	368	37
Vaccinex, Inc. (a)	4,213	4
Vallon Pharmaceuticals, Inc. (a)	497	3
Vanda Pharmaceuticals, Inc. (a)	6,404	100
Vapotherm, Inc. (a) (b)	2,845	59
Varex Imaging Corp. (a)	4,310	136
Vaxart, Inc. (a) (b)	17,161	108
Vaxcyte, Inc. (a) (b)	4,915	117
Vaxxinity, Inc. Class A (a)	909	5
Veeva Systems, Inc. Class A (a)	14,317	3,659
Ventyx Biosciences, Inc. (a) (b)	1,391	28
Venus Concept, Inc. (a)	3,862	7
Vera Therapeutics, Inc. (a)	620	17
Veracyte, Inc. (a)	7,235	298
Verastem, Inc. (a)	24,912	51
Vericel Corp. (a)	5,109	201
Verrica Pharmaceuticals, Inc. (a) (b)	1,522	14
Verve Therapeutics, Inc. (a) (b)	3,855	142
Vicarious Surgical, Inc. (a) (b)	9,491	100
Viemed Healthcare, Inc. (a)	4,958	26
Viking Therapeutics, Inc. (a)	9,902	46
Vir Biotechnology, Inc. (a)	10,472	438
Viracta Therapeutics, Inc. (a)	2,769	10
Viridian Therapeutics, Inc. (a)	1,865	37
Virios Therapeutics, Inc. (a)	1,104	6
Virpax Pharmaceuticals, Inc. (a)	1,160	4
Viveve Medical, Inc. (a)	1,466	2
Vivos Therapeutics, Inc. (a)	2,612	6
Vocera Communications, Inc. (a)	3,343	217
Vor BioPharma, Inc. (a) (b)	3,473	40
Voyager Therapeutics, Inc. (a)	3,976	11
Vyant Bio, Inc. (a)	3,923	5
Vyne Therapeutics, Inc. (a)	7,008	7
Werewolf Therapeutics, Inc. (a)	1,205	14
X4 Pharmaceuticals, Inc. (a)	3,626	8
XBiotech, Inc.	2,831	32
Xencor, Inc. (a)	4,425	178
Xeris Biopharma Holdings, Inc. (a) (b)	15,965	47

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Xilio Therapeutics, Inc. (a)	1,087	$17
XOMA Corp. (a)	1,531	32
Xtant Medical Holdings, Inc. (a)	12,501	7
Yield10 Bioscience, Inc. (a)	547	3
Y-mAbs Therapeutics, Inc. (a)	5,080	82
Yumanity Therapeutics, Inc.	1,126	3
Zentalis Pharmaceuticals, Inc. (a)	4,747	399
ZIOPHARM Oncology, Inc. (a) (b) (c)	27,040	29
Zogenix, Inc. (a) (b)	7,006	114
Zomedica Corp. (a) (b)	136,839	42
Zosano Pharma Corp. (a)	17,044	8
Zynerba Pharmaceuticals, Inc. (a)	5,338	15
		127,410
Industrials (14.2%):
AAON, Inc.	4,807	382
AAR Corp. (a)	4,439	173
ABM Industries, Inc.	8,413	344
Acacia Research Corp. (a)	6,422	33
ACCO Brands Corp.	12,812	106
Acme United Corp.	410	14
Acuity Brands, Inc.	3,972	841
ADT, Inc. (b)	22,315	188
Advanced Drainage Systems, Inc.	8,707	1,185
AECOM (a)	15,102	1,169
AeroCentury Corp. (j)	360	21
Aeroclean Technologies, Inc. (a)	364	4
Aerojet Rocketdyne Holdings, Inc.	10,071	471
AeroVironment, Inc. (a)	2,890	179
AGCO Corp.	8,492	985
Agrify Corp. (a)	2,940	27
AIkido Pharma, Inc. (a)	12,264	7
Air Industries Group (a)	3,412	3
Air Lease Corp.	14,592	645
Air T, Inc. (a)	228	6
Air Transport Services Group, Inc. (a)	8,744	257
Alamo Group, Inc.	1,233	181
Albany International Corp.	3,205	283
Alight, Inc. Class A (a)	51,829	560
Allegiant Travel Co. (a)	1,975	369
Allied Motion Technologies, Inc.	1,927	70
Allison Transmission Holdings, Inc.	11,982	436
Alta Equipment Group, Inc. (a)	3,155	46
Altra Industrial Motion Corp.	8,783	453
AMERCO, Inc.	1,456	1,057
Ameresco, Inc. Class A (a)	3,002	244
American Superconductor Corp. (a)	3,347	36
American Woodmark Corp. (a)	1,736	113
AMREP Corp. (a)	407	6
Apogee Enterprises, Inc.	2,876	138
Applied Energetics, Inc. (a)	26,269	63

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Applied Industrial Technologies, Inc.	4,366	$448
Applied UV, Inc. (a)	966	3
Aqua Metals, Inc. (a)	9,346	11
ARC Document Solutions, Inc.	5,646	20
ArcBest Corp.	3,164	379
Archer Aviation, Inc. Class A (a) (b)	16,917	102
Arcosa, Inc.	6,047	319
Argan, Inc.	2,134	83
Aris Water Solution, Inc. Class A (a)	2,569	33
Armstrong Flooring, Inc. (a)	2,811	6
Armstrong World Industries, Inc.	4,974	578
Array Technologies, Inc. (a)	16,697	262
ASGN, Inc. (a)	6,140	758
Astec Industries, Inc.	2,816	195
Astra Space, Inc. (a) (b)	24,046	167
Astronics Corp. (a) (c)	2,885	35
Astrotech Corp. (a)	6,267	4
Atkore, Inc. (a)	5,959	663
Atlas Air Worldwide Holdings, Inc. (a)	3,127	294
Aurora Innovation, Inc. (a) (b)	86,655	976
Avis Budget Group, Inc. (a) (c)	5,504	1,141
Axon Enterprise, Inc. (a)	8,468	1,329
AZZ, Inc.	2,711	150
Babcock & Wilcox Enterprises, Inc. (a)	7,781	70
Barnes Group, Inc.	5,450	254
Barrett Business Services, Inc.	929	64
Beacon Roofing Supply, Inc. (a)	7,038	404
Berkshire Grey, Inc. (a)	22,052	121
BioHiTech Global, Inc. (a)	3,898	3
Bird Global, Inc. Class A (a)	26,739	165
BitNile Holdings, Inc. (a)	11,203	13
BlackSky Technology, Inc. (a)	9,460	42
Bloom Energy Corp. Class A (a)	2,548	56
BlueLinx Holdings, Inc. (a)	1,329	127
Boise Cascade Co.	4,865	346
Booz Allen Hamilton Holding Corp.	16,168	1,371
Bowman Consulting Group Ltd. (a)	1,235	26
Brady Corp. Class A	4,985	269
BrightView Holdings, Inc. (a)	6,275	88
Broadwind, Inc. (a)	2,608	5
Builders FirstSource, Inc. (a)	22,566	1,934
BWX Technologies, Inc.	10,865	520
CACI International, Inc. Class A (a)	2,751	741
Cadre Holdings, Inc.	878	22
Capstone Green Energy Corp. (a)	2,216	7
Carlisle Cos., Inc.	6,619	1,642
Casella Waste Systems, Inc. (a)	5,648	482
CBIZ, Inc. (a)	7,124	279
CECO Environmental Corp. (a)	3,956	25
Charah Solutions, Inc. (a)	2,236	11

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ChargePoint Holdings, Inc. (a) (b)	28,358	$540
Chart Industries, Inc. (a)	4,183	667
Chicago Rivet & Machine Co.	115	3
CIRCOR International, Inc. (a)	1,916	52
Civeo Corp. (a)	1,638	31
Clean Harbors, Inc. (a)	6,888	687
Colfax Corp. (a)	16,212	745
Columbus McKinnon Corp.	3,889	180
Comfort Systems USA, Inc.	4,511	446
Commercial Vehicle Group, Inc. (a)	4,223	34
Construction Partners, Inc. Class A (a)	1,675	49
Core & Main, Inc. Class A (a)	4,903	149
Cornerstone Building Brands, Inc. (a)	8,263	144
CoStar Group, Inc. (a) (c)	51,706	4,085
Covenant Logistics Group, Inc. Class A (a)	1,679	44
CPI Aerostructures, Inc. (a)	1,703	5
CRA International, Inc.	910	85
Crane Co.	6,238	635
CSW Industrials, Inc.	1,978	239
Curtiss-Wright Corp.	5,253	728
Daseke, Inc. (a)	6,273	63
Deluxe Corp.	4,959	159
DLH Holdings Corp. (a)	1,717	36
Donaldson Co., Inc.	15,103	895
Douglas Dynamics, Inc.	2,508	98
Driven Brands Holdings, Inc. (a)	6,575	221
DSS, Inc. (a)	8,701	6
Ducommun, Inc. (a)	1,631	76
Dun & Bradstreet Holdings, Inc. (a)	28,854	591
DXP Enterprises, Inc. (a)	2,135	55
Dycom Industries, Inc. (a)	3,734	350
Eagle Bulk Shipping, Inc.	1,721	78
EMCOR Group, Inc.	6,368	812
Encore Wire Corp.	2,536	363
Energous Corp. (a) (b)	10,203	13
Energy Recovery, Inc. (a)	7,426	160
Enerpac Tool Group Corp.	5,789	117
EnerSys	5,486	434
Ennis, Inc. (c)	3,535	69
Enovix Corp. (a) (b)	11,199	306
EnPro Industries, Inc.	2,580	284
ESCO Technologies, Inc.	2,888	260
Espey Manufacturing & Electronics Corp. (a)	248	4
ESS Tech, Inc. (a) (b)	11,624	133
EVI Industries, Inc. (a)	732	23
Evoqua Water Technologies Corp. (a)	16,665	779
Exponent, Inc.	6,522	761
Federal Signal Corp.	7,641	331
First Advantage Corp. (a)	6,228	119
Flowserve Corp.	15,729	481

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Fluence Energy, Inc. (a)	4,607	$164
Fluor Corp. (a)	15,223	377
Forrester Research, Inc. (a)	1,423	84
Forward Air Corp.	3,375	409
Franklin Covey Co. (a)	1,830	85
Franklin Electric Co., Inc.	4,864	460
FreightCar America, Inc. (a) (b)	2,042	8
Frontier Group Holdings, Inc. (a)	5,343	73
FTC Solar, Inc. (a)	5,317	40
FTI Consulting, Inc. (a)	3,444	528
Fuel Tech, Inc. (a)	3,523	5
FuelCell Energy, Inc. (a) (b)	50,131	261
Gates Industrial Corp. PLC (a)	14,440	230
GATX Corp.	3,823	398
GEE Group, Inc. (a)	14,109	8
Gencor Industries, Inc. (a)	1,340	15
Gibraltar Industries, Inc. (a)	3,615	241
Global Industrial Co.	2,531	104
GMS, Inc. (a)	4,897	294
Graco, Inc.	22,748	1,835
GrafTech International Ltd.	29,101	344
Graham Corp.	1,440	18
Granite Construction, Inc.	5,267	204
Great Lakes Dredge & Dock Corp. (a)	8,894	140
Griffon Corp.	5,848	167
GXO Logistics, Inc. (a)	16,678	1,514
H&E Equipment Services, Inc.	4,575	203
Harsco Corp. (a)	9,794	164
Hawaiian Holdings, Inc. (a)	5,662	104
Healthcare Services Group	8,459	150
Heartland Express, Inc.	4,937	83
HEICO Corp.	6,233	899
HEICO Corp. Class A	10,627	1,366
Heidrick & Struggles International, Inc.	2,423	106
Helios Technologies, Inc.	3,679	387
Herc Holdings, Inc.	4,100	642
Heritage-Crystal Clean, Inc. (a)	2,323	74
Hexcel Corp. (a)	10,496	544
Hillenbrand, Inc.	8,196	426
Hillman Solutions Corp. (a)	14,735	158
HireRight Holdings Corp. (a)	3,235	52
HNI Corp.	4,817	203
Hub Group, Inc. Class A (a)	3,824	322
Hubbell, Inc.	6,888	1,435
Hudson Global, Inc. (a)	308	9
Hudson Technologies, Inc. (a)	4,414	20
Hurco Cos., Inc.	894	27
Huron Consulting Group, Inc. (a)	2,552	127
Hydrofarm Holdings Group, Inc. (a)	4,275	121
Hyster-Yale Materials Handling, Inc.	1,437	59

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hyzon Motors, Inc. (a) (b)	13,330	$87
IAA, Inc. (a)	18,047	914
IBEX Ltd. (a)	1,018	13
ICF International, Inc.	2,583	265
Ideal Power, Inc. (a)	764	9
IES Holdings, Inc. (a)	3,035	154
Infrastructure And Energy Alternatives, Inc. Class A (a) (b)	6,561	60
INNOVATE Corp. (a)	6,562	24
Innovative Solutions & Support, Inc. (a)	1,607	11
Insperity, Inc.	4,314	510
Insteel Industries, Inc.	2,204	88
Interface, Inc.	6,100	97
ITT, Inc.	8,220	840
JELD-WEN Holding, Inc. (a)	4,533	119
JetBlue Airways Corp. (a)	38,861	554
Jewett-Cameron Trading Co. Ltd. (a)	245	2
Joby Aviation, Inc. (a)	26,354	192
John Bean Technologies Corp.	3,422	525
Kadant, Inc.	1,589	366
Kaman Corp.	3,445	149
KAR Auction Services, Inc. (a)	13,924	217
Karat Packaging, Inc. (a)	721	15
Kelly Services, Inc. Class A	3,956	66
Kennametal, Inc.	9,735	350
Kforce, Inc.	2,682	202
Kimball International, Inc. Class B	4,741	49
Kirby Corp. (a)	6,909	411
Knight-Swift Transportation Holdings, Inc.	22,211	1,354
Korn Ferry	6,820	516
Kratos Defense & Security Solutions, Inc. (a)	15,512	301
Landstar System, Inc.	4,270	764
Lawson Products, Inc. (a)	1,269	69
LB Foster Co. Class A (a)	1,483	20
Legalzoom.com, Inc. (a) (b)	11,753	189
Lennox International, Inc.	4,473	1,451
Limbach Holdings, Inc. (a)	1,305	12
Lincoln Electric Holdings, Inc.	7,475	1,043
Lindsay Corp.	1,292	196
LSI Industries, Inc.	3,369	23
Lyft, Inc. Class A (a)	5,452	233
Manitex International, Inc. (a)	2,147	14
ManpowerGroup, Inc.	6,314	615
ManTech International Corp. Class A	3,320	242
Markforged Holding Corp. (a)	10,274	55
Marten Transport Ltd.	7,361	126
MasTec, Inc. (a)	7,568	698
Mastech Digital, Inc. (a)	350	6
Matson, Inc.	4,893	440
Matthews International Corp. Class A	3,892	143
Maxar Technologies, Inc.	9,831	290

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
McGrath RentCorp	3,105	$249
Mercury Systems, Inc. (a)	7,088	390
Meritor, Inc. (a)	8,156	202
Mesa Air Group, Inc. (a)	4,491	25
Microvast Holdings, Inc. (a) (b)	21,422	121
Miller Industries, Inc.	1,445	48
MillerKnoll, Inc.	9,260	363
Mistras Group, Inc. (a)	3,043	23
Momentus, Inc. (a)	7,151	30
Montrose Environmental Group, Inc. (a)	4,035	285
Moog, Inc. Class A	3,363	272
MRC Global, Inc. (a)	9,982	69
MSA Safety, Inc.	4,393	663
MSC Industrial Direct Co., Inc.	4,682	394
Mueller Industries, Inc.	7,178	426
Mueller Water Products, Inc. Class A	18,617	268
MYR Group, Inc. (a)	1,916	212
National Presto Industries, Inc.	647	53
Nikola Corp. (a) (b)	42,615	421
Nl Industries, Inc.	1,208	9
NN, Inc. (a)	4,884	20
Nordson Corp.	7,018	1,792
Northwest Pipe Co. (a)	1,322	42
NOW, Inc. (a)	13,832	118
nVent Electric PLC	22,761	865
Ocean Power Technologies, Inc. (a)	8,123	12
Odyssey Marine Exploration, Inc. (a)	1,810	9
Omega Flex, Inc.	266	34
Orbital Energy Group, Inc. (a) (b)	9,212	20
Orion Energy Systems, Inc. (a)	4,295	16
Orion Group Holdings, Inc. (a)	4,203	16
Oshkosh Corp.	8,445	952
Owens Corning, Inc.	13,303	1,204
PAE, Inc. (a)	8,670	86
PAM Transportation Services, Inc. (a)	488	35
Park Aerospace Corp.	2,560	34
Park-Ohio Holdings Corp.	1,045	22
Parsons Corp. (a)	14,578	491
Patriot Transportation Holding, Inc.	263	2
Performant Financial Corp. (a)	9,154	22
Perma-Fix Environmental Services (a)	1,616	10
Perma-Pipe International Holdings, Inc. (a)	1,115	10
PGT Innovations, Inc. (a)	6,420	144
Pitney Bowes, Inc.	21,002	139
Plug Power, Inc. (a)	71,264	2,011
Polar Power, Inc. (a) (b)	1,042	4
Powell Industries, Inc.	1,140	34
Preformed Line Products Co.	393	25
Primoris Services Corp.	6,813	163
Proto Labs, Inc. (a)	2,770	142
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Quad/Graphics, Inc. (a)	4,210	$17
Quanex Building Products Corp.	4,146	103
Quest Resource Holding Corp. (a)	1,911	13
R.R. Donnelley & Sons Co. (a)	9,864	111
RBC Bearings, Inc. (a)	3,362	679
RCM Technologies, Inc. (a)	1,221	9
Red Violet, Inc. (a)	1,230	49
Redwire Corp. (a) (b)	3,212	22
Regal Rexnord Corp.	9,366	1,594
Rekor Systems, Inc. (a) (b)	6,015	39
Resideo Technologies, Inc. (a)	18,064	470
Resources Connection, Inc.	4,153	74
REV Group, Inc.	4,898	69
Rocket Lab USA, Inc. (a) (b)	45,088	554
Rush Enterprises, Inc. Class A	4,319	240
Rush Enterprises, Inc. Class B	960	52
Ryder System, Inc.	7,031	580
Saia, Inc. (a)	3,450	1,163
Sarcos Technology and Robotics Corp. (a)	12,053	120
Schneider National, Inc. Class B	5,686	153
SG Blocks, Inc. (a)	1,430	3
Shapeways Holdings, Inc. (a)	5,903	22
Shoals Technologies Group, Inc. Class A (a)	11,165	271
SIFCO Industries, Inc. (a)	445	3
Simpson Manufacturing Co., Inc.	5,121	712
Sino-Global Shipping America Ltd. (a) (b)	2,115	10
SiteOne Landscape Supply, Inc. (a)	4,683	1,135
SkyWest, Inc. (a)	6,304	248
SP Plus Corp. (a)	3,177	90
Spirit AeroSystems Holdings, Inc. Class A	14,518	626
Spirit Airlines, Inc. (a)	13,877	303
SPX Corp. (a)	5,088	304
SPX Flow, Inc.	4,520	391
Standex International Corp.	1,423	157
Steelcase, Inc. Class A	10,725	126
Stericycle, Inc. (a)	10,290	614
Sterling Check Corp. (a) (b)	2,092	43
Sterling Construction Co., Inc. (a)	3,896	102
Sun Country Airlines Holdings, Inc. (a)	4,689	128
Sunrun, Inc. (a)	24,692	847
Sunworks, Inc. (a)	3,639	11
Taylor Devices, Inc. (a)	393	4
Team, Inc. (a)	3,561	4
Tennant Co.	2,078	168
Terex Corp.	9,139	402
Tetra Tech, Inc.	7,057	1,198
Textainer Group Holdings Ltd.	6,808	243
The AZEK Co., Inc. (a)	4,732	219
The Brink's Co.	6,437	422
The Eastern Co.	868	22

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Gorman-Rupp Co.	3,346	$149
The Greenbrier Cos., Inc.	4,018	184
The LS Starrett Co. Class A (a)	736	7
The Manitowoc Co., Inc. (a)	4,436	82
The Middleby Corp. (a)	7,042	1,387
The Shyft Group, Inc.	4,577	225
The Timken Co.	9,602	665
The Toro Co.	13,318	1,331
Thermon Group Holdings, Inc. (a)	3,637	62
Titan International, Inc. (a)	7,987	88
Titan Machinery, Inc. (a)	2,762	93
TPI Composites, Inc. (a)	5,045	75
TransUnion	24,529	2,908
Trex Co., Inc. (a)	15,408	2,080
TriMas Corp.	4,926	182
TriNet Group, Inc. (a)	6,410	611
Trinity Industries, Inc.	11,049	334
Triumph Group, Inc. (a)	6,392	118
TrueBlue, Inc. (a)	4,388	121
TuSimple Holdings, Inc. Class A (a)	4,958	178
Tutor Perini Corp. (a)	5,499	68
Twin Disc, Inc. (a)	1,485	16
U.S. Ecology, Inc. (a)	3,301	105
Uber Technologies, Inc. (a)	262,464	11,005
UFP Industries, Inc.	7,744	713
Ultralife Corp. (a)	2,200	13
UniFirst Corp.	1,649	347
Univar Solutions, Inc. (a)	19,150	543
Universal Logistics Holdings, Inc.	1,098	21
Upwork, Inc. (a)	15,856	542
USA Truck, Inc. (a)	1,113	22
Valmont Industries, Inc.	2,688	673
Vectrus, Inc. (a)	1,331	61
Veritiv Corp. (a)	1,827	224
Viad Corp. (a)	2,539	109
Vicor Corp. (a)	2,414	307
Vidler Water Resources, Inc. (a)	2,346	28
VirTra, Inc. (a)	1,573	11
VSE Corp.	1,222	74
Wabash National Corp.	6,119	119
Watsco, Inc.	3,724	1,165
Watts Water Technologies, Inc. Class A	2,741	532
Welbilt, Inc. (a)	19,664	467
Werner Enterprises, Inc.	7,298	348
WESCO International, Inc. (a)	6,088	801
Wheels Up Experience, Inc. (a)	21,807	101
Wilhelmina International, Inc. (a)	556	3
Willdan Group, Inc. (a)	1,452	51
Williams Industrial Services Group, Inc. (a)	3,092	9
Willis Lease Finance Corp. (a)	337	13

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
WillScot Mobile Mini Holdings Corp. (a)	18,968	$775
Woodward, Inc.	7,525	824
Xos, Inc. (a)	7,111	22
XPO Logistics, Inc. (a)	13,351	1,034
Yellow Corp. (a)	7,013	88
Zurn Water Solutions Corp.	16,594	604
		137,193
Information Technology (19.3%):
3D Systems Corp. (a)	15,980	344
8x8, Inc. (a)	12,267	206
908 Devices, Inc. (a)	2,558	66
A10 Networks, Inc.	9,364	155
ACI Worldwide, Inc. (a)	14,195	493
ACM Research, Inc. Class A (a)	342	29
ACV Auctions, Inc. Class A (a)	2,487	47
ADDvantage Technologies Group, Inc. (a)	1,275	2
ADTRAN, Inc.	5,000	114
Advanced Energy Industries, Inc.	4,714	429
Aehr Test Systems (a) (b)	3,864	93
AEye, Inc. (a)	18,441	89
Affirm Holdings, Inc. (a)	3,638	366
AgileThought, Inc. (a) (b)	3,237	15
Agilysys, Inc. (a)	2,973	132
Airgain, Inc. (a)	1,396	15
Airspan Networks Holdings, Inc. (a)	4,296	16
Akoustis Technologies, Inc. (a) (b)	7,193	48
Alarm.com Holdings, Inc. (a)	5,463	463
Alfi, Inc. (a)	1,248	3
Alkami Technology, Inc. (a)	4,361	87
Allegro MicroSystems, Inc. (a)	8,831	320
Alliance Data Systems Corp.	6,737	448
Alpha & Omega Semiconductor Ltd. (a)	3,071	186
Altair Engineering, Inc. Class A (a)	1,950	151
Alteryx, Inc. Class A (a)	2,158	131
Ambarella, Inc. (a)	5,015	1,017
American Software, Inc. Class A	2,745	72
Amkor Technology, Inc.	18,141	450
Amplitude, Inc. Class A (a)	5,067	268
Amtech Systems, Inc. (a)	1,624	16
Anaplan, Inc. (a)	20,407	936
Appfolio, Inc. Class A (a)	1,917	232
Appian Corp. (a) (b)	1,658	108
Applied DNA Sciences, Inc. (a)	959	4
Applied Optoelectronics, Inc. (a)	3,535	18
AppLovin Corp. Class A (a)	3,806	359
Arlo Technologies, Inc. (a)	9,811	103
Arrow Electronics, Inc. (a)	9,219	1,238
Arteris, Inc. (a)	761	16
Asana, Inc. Class A (a)	4,341	324
Aspen Technology, Inc. (a)	7,984	1,215

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
AstroNova, Inc. (a)	940	$13
Asure Software, Inc. (a)	2,528	20
Atomera, Inc. (a) (b)	3,201	64
Auddia, Inc. (a)	1,301	2
Autoscope Technologies Corp.	579	4
Avalara, Inc. (a)	11,887	1,535
Avaya Holdings Corp. (a)	11,503	228
AvePoint, Inc. (a)	12,932	81
Aviat Networks, Inc. (a)	1,517	49
Avid Technology, Inc. (a)	5,109	166
AvidXchange Holdings, Inc. (a)	3,711	56
Avnet, Inc.	13,280	548
Aware, Inc. (a)	1,883	6
Axcelis Technologies, Inc. (a)	3,830	286
AXT, Inc. (a)	5,849	52
Backblaze, Inc. Class A (a)	895	15
Badger Meter, Inc.	3,661	390
Bel Fuse, Inc. Class A	229	3
Bel Fuse, Inc. Class B	1,031	13
Belden, Inc.	5,291	348
Benchmark Electronics, Inc.	4,357	118
Benefitfocus, Inc. (a)	4,475	48
Benson Hill, Inc. (a) (b)	12,952	94
Bentley Systems, Inc. Class B	1,642	79
BigCommerce Holdings, Inc. Class 1 (a)	1,459	52
Bill.com Holdings, Inc. (a)	12,533	3,123
BK Technologies Corp.	2,105	5
Black Knight, Inc. (a)	17,623	1,461
Blackbaud, Inc. (a)	4,979	393
Blackline, Inc. (a)	6,914	716
Blend Labs, Inc. Class A (a)	3,009	22
Block, Inc. (a)	33,530	5,414
BM Technologies, Inc. (a) (b)	1,386	13
Bottomline Technologies de, Inc. (a)	5,060	286
Box, Inc. Class A (a)	20,723	543
Boxlight Corp. Class A (a)	8,578	12
Braze, Inc. Class A (a)	1,183	91
Bridgeline Digital, Inc. (a)	1,063	2
Brightcove, Inc. (a)	4,962	51
Brooks Automation, Inc.	9,411	970
BSQUARE Corp. (a)	2,844	5
C3.ai, Inc. Class A (a) (b)	2,267	71
CalAmp Corp. (a)	4,072	29
Calix, Inc. (a)	7,793	623
Cambium Networks Corp. (a)	1,784	46
Casa Systems, Inc. (a)	6,006	34
Cass Information Systems, Inc.	1,631	64
CCC Intelligent Solutions Holdings, Inc. (a)	7,904	90
CDK Global, Inc.	14,805	618
Cemtrex, Inc. (a)	2,812	2

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cerence, Inc. (a)	5,048	$387
CEVA, Inc. (a)	2,875	124
ChannelAdvisor Corp. (a)	4,110	101
Ciena Corp. (a)	20,736	1,595
Cipher Mining, Inc. (a)	4,302	20
Cirrus Logic, Inc. (a)	6,485	597
Clear Secure, Inc. Class A (a)	1,922	60
Clearfield, Inc. (a)	1,800	152
ClearSign Technologies Corp. (a)	3,721	5
Clearwater Analytics Holdings, Inc. Class A (a)	4,463	103
Cloudflare, Inc. Class A (a)	5,616	739
CMC Materials, Inc.	3,723	714
Coda Octopus Group, Inc. (a)	664	5
Cognex Corp.	23,663	1,839
Coherent, Inc. (a)	3,342	891
Cohu, Inc. (a)	6,092	232
CommScope Holding Co., Inc. (a)	25,584	282
Communications Systems, Inc.	1,061	3
CommVault Systems, Inc. (a)	5,960	411
Computer Task Group, Inc. (a)	2,054	20
Comtech Telecommunications Corp.	3,259	77
Concentrix Corp.	4,416	789
Conduent, Inc. (a)	29,097	155
Confluent, Inc. Class A (a)	3,464	264
Consensus Cloud Solutions, Inc. (a)	2,635	152
Corsair Gaming, Inc. (a) (b)	5,902	124
Couchbase, Inc. (a) (b)	3,280	82
Coupa Software, Inc. (a)	9,374	1,482
CPI Card Group, Inc. (a)	689	13
Crowdstrike Holdings, Inc. Class A (a)	3,004	615
CS Disco, Inc. (a)	2,097	75
CSG Systems International, Inc.	4,038	233
CSP, Inc. (a)	466	4
CTS Corp.	3,516	129
CVD Equipment Corp. (a)	896	4
Cyberoptics Corp. (a)	996	46
CYNGN, Inc. (a)	501	2
Cyxtera Technologies, Inc. (a) (b)	6,278	79
Daktronics, Inc. (a)	5,081	26
Data I/O Corp. (a)	1,255	6
Datadog, Inc. Class A (a)	3,632	647
Datto Holding Corp. (a) (b)	5,932	156
Dell Technologies, Inc. Class C (a)	30,052	1,687
Diebold Nixdorf, Inc. (a)	9,917	90
Digi International, Inc. (a)	3,604	89
Digimarc Corp. (a) (b)	1,922	76
Digital Ally, Inc. (a) (b)	7,437	8
DigitalOcean Holdings, Inc. (a)	5,401	434
Diodes, Inc. (a)	5,634	619
DocuSign, Inc. (a)	26,901	4,096

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dolby Laboratories, Inc. Class A	7,941	$756
Domo, Inc. Class B (a)	1,311	65
DoubleVerify Holdings, Inc. (a)	6,693	223
Dropbox, Inc. Class A (a)	5,013	123
Duck Creek Technologies, Inc. (a)	9,221	278
Dynatrace, Inc. (a)	29,028	1,752
DZS, Inc. (a)	2,498	41
Eastman Kodak Co. (a)	8,353	39
Ebix, Inc.	3,196	97
EchoStar Corp. Class A (a)	6,492	171
eGain Corp. (a)	3,334	33
eMagin Corp. (a)	10,045	13
Embark Technology, Inc. (a) (b)	48,393	420
EMCORE Corp. (a)	4,669	33
Enfusion, Inc. Class A (a)	2,304	48
EngageSmart, Inc. (a)	2,117	51
Entegris, Inc.	17,546	2,432
Envestnet, Inc. (a)	6,838	543
ePlus, Inc. (a)	3,301	178
Euronet Worldwide, Inc. (a)	7,152	852
Everbridge, Inc. (a)	5,331	359
EverCommerce, Inc. (a)	4,832	76
Everspin Technologies, Inc. (a)	2,111	24
Evo Payments, Inc. Class A (a)	2,184	56
Evolv Technologies Holdings, Inc. (a)	17,279	77
Evolving Systems, Inc. (a)	1,267	3
Exela Technologies, Inc. (a)	21,241	19
ExlService Holdings, Inc. (a)	4,169	604
Expensify, Inc. Class A (a) (b)	1,414	62
Extreme Networks, Inc. (a)	16,626	261
Fair Isaac Corp. (a)	3,623	1,571
FARO Technologies, Inc. (a)	2,253	158
Fastly, Inc. Class A (a) (b)	1,706	60
First Solar, Inc. (a)	13,149	1,146
Five9, Inc. (a)	9,307	1,278
Flywire Corp. (a)	1,523	58
ForgeRock, Inc. Class A (a) (b)	1,665	44
FormFactor, Inc. (a)	9,784	447
Frequency Electronics, Inc. (a)	983	10
Freshworks, Inc. Class A (a) (b)	4,095	108
Genasys, Inc. (a)	4,937	20
Genpact Ltd.	20,518	1,089
Gitlab, Inc. Class A (a) (b)	1,458	127
GLOBALFOUNDRIES, Inc. (a)	7,779	505
GoDaddy, Inc. Class A (a)	9,202	781
Greenidge Generation Holdings, Inc. (a)	1,420	23
GreenSky, Inc. Class A (a)	5,899	67
GSE Systems, Inc. (a)	2,646	5
GSI Technology, Inc. (a)	2,658	12
Guidewire Software, Inc. (a)	10,665	1,211

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Harmonic, Inc. (a)	10,147	$119
HubSpot, Inc. (a)	5,913	3,898
I3 Verticals, Inc. Class A (a) (b)	939	21
Ichor Holdings Ltd. (a)	3,514	162
Identiv, Inc. (a)	2,747	77
II-VI, Inc. (a)	13,897	950
Immersion Corp. (a)	4,517	26
Impinj, Inc. (a)	2,632	233
Infinera Corp. (a)	24,531	235
Informatica, Inc. Class A (a)	4,380	162
Information Services Group, Inc.	5,632	43
Innodata, Inc. (a)	3,714	22
Inpixon (a) (b)	17,944	11
Inseego Corp. (a) (b)	11,470	67
Insight Enterprises, Inc. (a)	3,706	395
Instructure Holdings, Inc. (a)	2,452	59
Intapp, Inc. (a) (b)	2,219	56
Integral Ad Science Holding Corp. (a)	5,375	119
Intellicheck, Inc. (a)	2,428	11
Intelligent Systems Corp. (a)	824	32
InterDigital, Inc.	3,795	272
inTEST Corp. (a)	1,345	17
Intevac, Inc. (a)	2,863	13
Inuvo, Inc. (a)	15,720	8
IonQ, Inc. (a) (b)	21,281	355
IronNet, Inc. (a) (b)	6,264	26
Issuer Direct Corp. (a)	381	11
Iteris, Inc. (a)	5,789	23
Itron, Inc. (a)	5,270	361
Jabil, Inc.	15,431	1,086
Jamf Holding Corp. (a) (b)	6,409	244
JFrog Ltd. (a)	8,274	245
Kaltura, Inc. (a) (b)	7,199	24
KBR, Inc.	16,938	807
Key Tronic Corp. (a)	1,207	8
Kimball Electronics, Inc. (a)	3,433	75
KnowBe4, Inc. Class A (a)	1,497	34
Knowles Corp. (a)	11,419	267
Kopin Corp. (a) (b)	11,534	47
Kulicke & Soffa Industries, Inc.	6,902	418
KVH Industries, Inc. (a)	2,338	21
Kyndryl Holdings, Inc. (a)	30,323	549
Lantronix, Inc. (a)	4,296	34
Lattice Semiconductor Corp. (a)	14,942	1,151
LightPath Technologies, Inc. Class A (a)	3,378	8
Limelight Networks, Inc. (a)	18,298	63
Littelfuse, Inc.	3,048	959
LivePerson, Inc. (a)	7,412	265
LiveRamp Holdings, Inc. (a)	8,915	427
Lumentum Holdings, Inc. (a)	9,677	1,023

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Luna Innovations, Inc. (a)	4,419	$37
MACOM Technology Solutions Holdings, Inc. (a)	7,394	579
Mandiant, Inc. (a)	30,023	527
Manhattan Associates, Inc. (a)	7,918	1,231
Marin Software, Inc. (a)	2,164	8
Marqeta, Inc. Class A (a)	7,068	121
Marvell Technology, Inc.	97,047	8,492
Matterport, Inc. (a) (b)	28,575	590
MAXIMUS, Inc.	8,113	646
MaxLinear, Inc. (a)	8,597	648
McAfee Corp. Class A	5,722	148
MeridianLink, Inc. (a)	3,279	71
Methode Electronics, Inc.	4,338	213
MicroStrategy, Inc. (a) (b)	1,072	584
MicroVision, Inc. (a) (b)	23,873	120
Mirion Technologies, Inc. (a)	19,675	206
Mitek Systems, Inc. (a)	6,021	107
MKS Instruments, Inc.	6,779	1,181
Model N, Inc. (a)	3,935	118
Momentive Global, Inc. (a)	15,166	321
MoneyGram International, Inc. (a)	12,538	99
Moneylion, Inc. (a)	16,123	65
MongoDB, Inc. (a)	291	154
Movano, Inc. (a)	3,767	14
Mullen Automotive, Inc. (a) (b)	3,303	17
N-Able, Inc. (a)	9,894	110
Napco Security Technologies, Inc. (a)	2,004	100
National Instruments Corp.	14,772	645
nCino, Inc. (a)	7,601	417
NCR Corp. (a)	17,858	718
NeoPhotonics Corp. (a)	7,207	111
NETGEAR, Inc. (a)	3,619	106
Netlist, Inc. (a) (b)	31,374	202
NetScout Systems, Inc. (a)	9,672	320
NetSol Technologies, Inc. (a)	1,522	6
New Relic, Inc. (a)	7,043	774
NextNav, Inc. (a) (b)	10,417	91
nLight, Inc. (a)	5,624	135
Novanta, Inc. (a)	4,560	804
Nuance Communications, Inc. (a)	43,682	2,416
Nutanix, Inc. Class A (a)	12,950	413
NVE Corp.	577	39
NXT-ID, Inc. (a) (b)	1,213	4
Okta, Inc. (a)	5,206	1,167
Olo, Inc. Class A (a)	2,854	59
ON Semiconductor Corp. (a)	57,032	3,874
ON24, Inc. (a)	3,599	62
One Stop Systems, Inc. (a)	1,983	10
OneSpan, Inc. (a)	4,477	76
Onto Innovation, Inc. (a)	6,167	624

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Optical Cable Corp. (a)	837	$4
OSI Systems, Inc. (a)	2,195	205
PagerDuty, Inc. (a)	10,013	348
Palantir Technologies, Inc. Class A (a)	40,551	738
Palo Alto Networks, Inc. (a) (c)	13,206	7,352
PAR Technology Corp. (a) (b)	2,814	148
Paycor HCM, Inc. (a) (b)	4,822	139
Paylocity Holding Corp. (a)	4,725	1,116
Paymentus Holdings, Inc. Class A (a)	1,572	55
Payoneer Global, Inc. (a)	34,027	250
Paysign, Inc. (a)	4,813	8
PC Connection, Inc.	1,107	48
PC-Telephone, Inc.	2,283	13
PDF Solutions, Inc. (a)	3,261	104
Peraso, Inc. (a)	2,812	12
Perficient, Inc. (a)	4,123	533
PFSweb, Inc. (a)	2,548	33
Photronics, Inc. (a)	7,562	143
Ping Identity Holding Corp. (a)	10,214	234
Pixelworks, Inc. (a)	6,892	30
Plantronics, Inc. (a)	4,042	119
Plexus Corp. (a)	3,179	305
Power Integrations, Inc.	7,549	701
Powerfleet, Inc. (a)	4,969	24
Procore Technologies, Inc. (a)	11,332	906
Progress Software Corp.	5,358	259
PROS Holdings, Inc. (a)	4,844	167
Pure Storage, Inc. Class A (a)	12,184	397
Q2 Holdings, Inc. (a)	7,110	565
Qualtrics International, Inc. Class A (a)	7,874	279
Qualys, Inc. (a)	3,842	527
Quicklogic Corp. (a)	1,631	8
Qumu Corp. (a)	2,413	5
Rackspace Technology, Inc. (a)	9,167	123
Rambus, Inc. (a)	12,569	369
Rapid7, Inc. (a)	7,723	909
RealNetworks, Inc. (a)	3,909	4
Remitly Global, Inc. (a)	1,911	39
Research Frontiers, Inc. (a)	4,329	7
Resonant, Inc. (a)	9,081	16
RF Industries Ltd. (a)	1,344	11
Ribbon Communications, Inc. (a)	17,945	109
Richardson Electronics Ltd.	1,379	19
Rimini Street, Inc. (a)	6,566	39
RingCentral, Inc. Class A (a)	9,558	1,791
Riot Blockchain, Inc. (a) (b)	12,720	284
Rogers Corp. (a)	2,345	640
Rubicon Technology, Inc. (a)	314	3
Sabre Corp. (a)	40,462	348
Sailpoint Technologies Holdings, Inc. (a)	12,075	584

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sanmina Corp. (a)	7,493	$311
ScanSource, Inc. (a)	2,823	99
Seachange International, Inc. (a) (b)	5,779	9
SecureWorks Corp. Class A (a)	11,010	176
SEMrush Holdings, Inc. Class A (a)	1,388	29
Semtech Corp. (a)	7,970	709
SentinelOne, Inc. Class A (a) (b)	5,398	273
ServiceSource International, Inc. (a)	9,512	9
Shift4 Payments, Inc. Class A (a)	2,413	140
ShotSpotter, Inc. (a)	1,275	38
SigmaTron International, Inc. (a) (b)	519	5
Silicon Laboratories, Inc. (a)	4,269	881
SiTime Corp. (a)	1,828	535
SkyWater Technology, Inc. (a)	1,592	26
SMART Global Holdings, Inc. (a)	2,908	206
SmartRent, Inc. (a)	13,819	134
Smartsheet, Inc. Class A (a)	2,012	156
Smith Micro Software, Inc. (a)	7,144	35
Snowflake, Inc. Class A (a)	4,379	1,483
Socket Mobile, Inc. (a)	878	4
SolarWinds Corp.	6,713	95
Sonim Technologies, Inc. (a)	2,198	2
Spire Global, Inc. (a)	14,644	49
Splunk, Inc. (a)	21,714	2,513
Sprinklr, Inc. Class A (a)	2,597	41
Sprout Social, Inc. Class A (a)	1,258	114
SPS Commerce, Inc. (a)	4,240	604
Squarespace, Inc. Class A (a)	16,763	495
SS&C Technologies Holdings, Inc.	32,551	2,669
StarTek, Inc. (a)	1,841	10
Steel Connect, Inc. (a)	6,155	9
Stronghold Digital Mining, Inc. Class A (a)	983	13
Summit Wireless Technologies, Inc. (a)	2,139	3
Sumo Logic, Inc. (a)	14,932	202
SunPower Corp. (a) (b)	11,827	247
Switch, Inc. Class A	736	21
Synaptics, Inc. (a)	4,401	1,274
Synchronoss Technologies, Inc. (a)	10,795	26
TaskUS, Inc. Class A (a)	1,983	107
TD SYNNEX Corp.	11,175	1,277
Telos Corp. (a)	6,799	105
Tenable Holdings, Inc. (a)	13,755	757
Teradata Corp. (a)	14,521	617
TESSCO Technologies, Inc. (a)	979	6
The Glimpse Group, Inc. (a)	1,142	11
The Hackett Group, Inc.	3,338	69
The Trade Desk, Inc. Class A (a)	41,947	3,844
The Western Union Co.	49,707	887
Thoughtworks Holding, Inc. (a)	5,327	143
Toast, Inc. Class A (a) (b)	2,936	102

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
TransAct Technologies, Inc. (a)	1,431	$16
TTEC Holdings, Inc.	2,395	217
TTM Technologies, Inc. (a)	10,324	154
Twilio, Inc. Class A (a)	10,115	2,664
Ubiquiti, Inc.	911	279
UiPath, Inc. Class A (a) (b)	3,734	161
Ultra Clean Holdings, Inc. (a)	5,618	322
Unisys Corp. (a)	7,132	147
Unity Software, Inc. (a)	25,797	3,689
Universal Display Corp.	5,966	985
Upland Software, Inc. (a)	3,953	71
UserTesting, Inc. (a)	1,435	12
Varonis Systems, Inc. (a)	14,520	708
Veeco Instruments, Inc. (a)	5,732	163
Velo3D, Inc. (a) (b)	18,652	146
Verint Systems, Inc. (a)	8,184	430
Veritone, Inc. (a) (b)	4,060	91
Verra Mobility Corp. (a)	19,071	294
Vertex, Inc. Class A (a)	3,243	51
Viant Technology, Inc. Class A (a)	1,500	15
ViaSat, Inc. (a)	8,975	400
Viavi Solutions, Inc. (a)	30,081	530
VirnetX Holding Corp. (a) (b)	8,601	22
Vishay Intertechnology, Inc.	14,672	321
Vishay Precision Group, Inc. (a)	1,724	64
Vislink Technologies, Inc. (a)	6,201	7
Vizio Holding Corp. Class A (a)	1,909	37
VMware, Inc. Class A	24,420	2,830
Vonage Holdings Corp. (a)	32,346	672
Vontier Corp.	20,658	635
Wayside Technology Group, Inc.	492	17
Weave Communications, Inc. (a)	734	11
WEX, Inc. (a)	5,347	751
WidePoint Corp. (a)	1,330	5
Wireless Telecom Group, Inc. (a)	3,067	7
Wolfspeed, Inc. (a)	10,991	1,228
Workday, Inc. Class A (a)	13,458	3,676
Workiva, Inc. (a)	3,771	492
Xerox Holdings Corp.	24,410	553
Xperi Holding Corp.	13,078	247
Yext, Inc. (a)	13,949	138
Zendesk, Inc. (a)	15,477	1,614
Zeta Global Holdings Corp. Class A (a)	3,088	26
Ziff Davis, Inc. (a)	6,315	700
Zoom Video Communications, Inc. Class A (a)	3,420	629
Zscaler, Inc. (a)	12,429	3,994
Zuora, Inc. Class A (a)	1,946	36
		186,742

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (4.0%):
Advanced Emissions Solutions, Inc. (a)	2,581	$17
AdvanSix, Inc.	3,480	164
Alcoa Corp.	25,313	1,508
Allegheny Technologies, Inc. (a)	14,254	227
Alpha Metallurgical Resources, Inc. (a)	2,517	154
American Vanguard Corp.	3,331	55
Ampco-Pittsburgh Corp. (a)	2,168	11
AptarGroup, Inc.	7,662	938
Arconic Corp. (a)	13,168	435
Arras Minerals Corp. Com (a) (d) (f)	4,451	1
Ashland Global Holdings, Inc.	7,692	828
Avient Corp.	11,846	663
Axalta Coating Systems Ltd. (a)	31,225	1,034
Balchem Corp.	3,677	620
Berry Global Group, Inc. (a)	17,163	1,267
Cabot Corp.	7,437	418
Carpenter Technology Corp.	5,609	164
Century Aluminum Co. (a)	6,425	106
Chase Corp.	1,047	104
Clearwater Paper Corp. (a)	1,749	64
Cleveland-Cliffs, Inc. (a)	56,742	1,235
Coeur Mining, Inc. (a)	34,763	175
Commercial Metals Co.	14,682	533
Compass Minerals International, Inc.	4,460	228
Core Molding Technologies, Inc. (a)	1,193	10
Crown Holdings, Inc.	17,672	1,956
Diversey Holdings Ltd. (a)	10,159	135
Eagle Materials, Inc.	5,031	838
Ecovyst, Inc.	8,176	84
Ferro Corp. (a)	10,352	226
Flotek Industries, Inc. (a) (b)	10,541	12
Forterra, Inc. (a)	4,677	111
Friedman Industries, Inc.	1,006	9
FutureFuel Corp.	3,248	25
Gatos Silver, Inc. (a) (b)	7,946	82
GCP Applied Technologies, Inc. (a)	7,806	247
Glatfelter Corp.	5,506	95
Gold Resource Corp.	10,199	16
Golden Minerals Co. (a) (b)	18,236	6
Graphic Packaging Holding Co.	42,432	827
Greif, Inc. Class A	2,357	142
Greif, Inc. Class B	609	36
H.B. Fuller Co.	6,118	496
Hawkins, Inc.	2,305	91
Haynes International, Inc.	1,189	48
Hecla Mining Co.	72,802	380
Huntsman Corp.	30,131	1,051
Ingevity Corp. (a)	5,146	369
Innospec, Inc.	3,086	279

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intrepid Potash, Inc. (a)	1,292	$55
Kaiser Aluminum Corp.	1,848	174
Koppers Holdings, Inc. (a)	2,635	82
Kraton Corp. (a)	4,023	186
Kronos Bio, Inc. (a)	6,558	89
Kronos Worldwide, Inc.	3,194	48
Livent Corp. (a)	20,214	493
Louisiana-Pacific Corp.	11,649	913
LSB Industries, Inc. (a)	4,394	49
Marrone Bio Innovations, Inc. (a)	22,936	17
Materion Corp.	2,529	233
Mayville Engineering Co., Inc. (a)	1,785	27
Minerals Technologies, Inc.	4,022	294
MP Materials Corp. (a) (b)	21,461	975
Myers Industries, Inc.	4,007	80
Nanophase Technologies Corp. (a)	2,765	12
Neenah, Inc.	1,903	88
NewMarket Corp.	900	308
Northern Technologies International Corp.	1,164	18
O-I Glass, Inc. (a)	16,427	198
Olin Corp.	19,011	1,094
Olympic Steel, Inc.	1,210	28
Origin Materials, Inc. (a)	16,439	106
Pactiv Evergreen, Inc.	6,189	78
Paramount Gold Nevada Corp. (a)	4,776	3
Pegasystems, Inc.	5,348	598
Quaker Chemical Corp.	1,512	349
Ramaco Resources, Inc. (a)	1,798	24
Rare Element Resources Ltd. (a)	8,012	10
Rayonier Advanced Materials, Inc. (a)	7,975	46
Reliance Steel & Aluminum Co.	8,387	1,361
Royal Gold, Inc.	7,640	804
RPM International, Inc.	14,531	1,467
Ryerson Holding Corp.	2,514	65
Schnitzer Steel Industries, Inc.	3,301	171
Schweitzer-Mauduit International, Inc.	3,479	104
Sensient Technologies Corp.	4,403	441
Silgan Holdings, Inc.	11,404	489
Solitario Zinc Corp. (a)	8,393	4
Sonoco Products Co.	13,016	753
Southern Copper Corp.	12,371	763
Steel Dynamics, Inc.	26,560	1,650
Stepan Co.	2,512	312
Summit Materials, Inc. Class A (a)	13,971	561
SunCoke Energy, Inc.	10,273	68
Sylvamo Corp. (a)	5,262	147
Synalloy Corp. (a)	1,255	21
The Chemours Co.	19,676	660
The Scotts Miracle-Gro Co.	4,736	762
TimkenSteel Corp. (a)	5,176	85

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Trecora Resources (a)	3,195	$26
Tredegar Corp.	3,387	40
U.S. Antimony Corp. (a)	14,357	7
U.S. Gold Corp. (a)	981	9
UFP Technologies, Inc. (a)	877	62
United States Lime & Minerals, Inc.	265	34
United States Steel Corp.	36,165	861
Universal Stainless & Alloy Products, Inc. (a)	1,196	9
Valhi, Inc.	371	11
Valvoline, Inc.	22,262	830
Verso Corp. Class A	3,384	91
Vista Gold Corp. (a)	16,366	12
Warrior Met Coal, Inc.	6,508	167
Westlake Chemical Corp.	5,022	488
Worthington Industries, Inc.	4,266	233
Zymergen, Inc. (a)	7,449	50
		38,813
Real Estate (8.5%):
Acadia Realty Trust	12,868	281
Agree Realty Corp.	7,818	558
Alexander & Baldwin, Inc.	8,864	222
Alexander's, Inc.	396	103
Alpine Income Property Trust, Inc.	1,332	27
Alset Ehome International, Inc. (a)	6,584	4
American Assets Trust, Inc.	8,797	330
American Campus Communities, Inc.	20,244	1,160
American Finance Trust, Inc.	7,726	71
American Homes 4 Rent Class A	42,725	1,863
American Realty Investors, Inc. (a)	213	3
Americold Realty Trust	36,090	1,183
Apartment Income REIT Corp.	22,837	1,248
Apartment Investment and Mgmt Co. (a)	19,710	152
Apple Hospitality REIT, Inc.	33,218	536
Armada Hoffler Properties, Inc.	7,516	114
Ashford Hospitality Trust, Inc. (a) (b)	4,926	47
Bluerock Residential Growth REIT, Inc.	3,593	95
Braemar Hotels & Resorts, Inc. (a) (b)	8,633	44
Brandywine Realty Trust	24,894	334
Brixmor Property Group, Inc.	43,202	1,098
Broadstone Net Lease, Inc.	4,928	122
BRT Apartments Corp.	2,229	53
Camden Property Trust	14,868	2,657
CareTrust REIT, Inc.	11,857	271
CatchMark Timber Trust, Inc. Class A	6,188	54
CBL & Associates Properties, Inc. (a) (j)	2,793	87
Cedar Realty Trust, Inc.	1,988	50
Centerspace	2,079	231
Chatham Lodging Trust (a)	7,095	97
CIM Commercial Trust Corp.	2,279	17
Clipper Realty, Inc.	2,104	21
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Community Healthcare Trust, Inc.	3,126	$148
Compass, Inc. Class A (a)	3,676	33
CoreCivic, Inc. (a)	12,424	124
CorEnergy Infrastructure Trust, Inc. (b)	2,012	6
CorePoint Lodging, Inc. (a)	7,312	115
Corporate Office Properties Trust	16,340	457
Cousins Properties, Inc.	21,629	871
CTO Realty Growth, Inc.	817	50
CubeSmart	29,920	1,703
CyrusOne, Inc.	18,590	1,668
DiamondRock Hospitality Co. (a)	30,639	294
DigitalBridge Group, Inc. (a)	66,846	557
Diversified Healthcare Trust	34,766	107
Doma Holdings, Inc. (a)	18,301	93
Douglas Elliman, Inc. (a)	7,839	90
Douglas Emmett, Inc.	25,528	855
Easterly Government Properties, Inc.	12,531	287
EastGroup Properties, Inc.	5,920	1,349
Empire State Realty Trust, Inc.	15,540	138
EPR Properties	8,924	424
Equity Commonwealth (a)	17,589	456
Equity LifeStyle Properties, Inc.	26,742	2,344
Essential Properties Realty Trust, Inc.	17,686	510
eXp World Holdings, Inc.	11,161	376
Farmland Partners, Inc.	5,769	69
Fathom Holdings, Inc. (a)	1,037	21
First Industrial Realty Trust, Inc.	18,955	1,255
Forestar Group, Inc. (a)	2,670	58
Four Corners Property Trust, Inc.	8,665	255
Franklin Street Properties Corp.	14,445	86
FRP Holdings, Inc. (a)	823	48
Gaming and Leisure Properties, Inc.	29,125	1,417
Getty Realty Corp.	5,277	169
Gladstone Commercial Corp.	5,097	131
Gladstone Land Corp.	4,380	148
Global Medical REIT, Inc.	8,220	146
Global Net Lease, Inc.	15,071	230
Healthcare Realty Trust, Inc.	21,463	679
Healthcare Trust of America, Inc. Class A	32,125	1,073
Hersha Hospitality Trust (a)	5,721	52
Highwoods Properties, Inc.	15,185	677
Hudson Pacific Properties, Inc.	20,407	504
Independence Realty Trust, Inc.	12,845	332
Indus Realty Trust, Inc.	1,245	101
Industrial Logistics Properties Trust	9,515	238
Innovative Industrial Properties, Inc.	3,483	916
Invitation Homes, Inc.	86,810	3,937
iStar, Inc. (b)	6,873	178
JBG SMITH Properties	17,173	493
Jones Lang LaSalle, Inc. (a)	6,389	1,720

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Kennedy-Wilson Holdings, Inc.	18,438	$440
Kilroy Realty Corp.	14,571	968
Kite Realty Group Trust	31,859	694
Lamar Advertising Co. Class A	8,690	1,054
Life Storage, Inc.	11,933	1,828
LTC Properties, Inc.	4,812	164
LXP Industrial Trust	28,388	443
Mack-Cali Realty Corp. (a)	12,305	226
Marcus & Millichap, Inc. (a)	3,636	187
Medical Properties Trust, Inc.	78,067	1,845
Monmouth Real Estate Investment Corp.	14,306	301
National Health Investors, Inc.	6,671	383
National Retail Properties, Inc.	23,248	1,118
National Storage Affiliates Trust	12,958	897
NETSTREIT Corp.	5,419	124
New York City REIT, Inc. Class A	464	5
Newmark Group, Inc. Class A	21,920	410
NexPoint Residential Trust, Inc.	3,418	287
Offerpad Solutions, Inc. (a)	13,522	87
Office Properties Income Trust	7,045	175
Omega Healthcare Investors, Inc.	34,764	1,029
One Liberty Properties, Inc.	2,587	91
Opendoor Technologies, Inc. (a)	58,815	859
Orion Office REIT, Inc. (a)	7,744	145
Outfront Media, Inc.	19,700	528
Paramount Group, Inc.	25,162	210
Park Hotels & Resorts, Inc. (a)	29,584	559
Pebblebrook Hotel Trust	19,112	428
Pennsylvania Real Estate Invesment Trust (a) (j)	10,734	11
Phillips Edison & Co., Inc.	2,471	82
Physicians Realty Trust	28,199	531
Piedmont Office Realty Trust, Inc. Class A	18,059	332
Plymouth Industrial REIT, Inc.	3,877	124
Postal Realty Trust, Inc. Class A	2,378	47
PotlatchDeltic Corp.	8,689	523
Power REIT (a)	247	17
Preferred Apartment Communities, Inc. Class A	7,240	131
Presidio Property Trust, Inc. Class A	1,555	6
PS Business Parks, Inc.	2,968	547
Rafael Holdings, Inc. Class B (a)	1,895	10
Rayonier, Inc.	14,161	572
RE/MAX Holdings, Inc.	1,943	59
Redfin Corp. (a) (b)	15,345	589
Retail Opportunity Investments Corp.	17,664	346
Retail Value, Inc.	2,366	15
Rexford Industrial Realty, Inc.	20,716	1,680
RLJ Lodging Trust	24,232	338
RPT Realty	12,262	164
Ryman Hospitality Properties, Inc. (a)	8,012	737
Sabra Health Care REIT, Inc.	33,266	450

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Safehold, Inc.	2,306	$184
Saul Centers, Inc.	1,931	102
Seritage Growth Properties Class A (a)	3,175	42
Service Properties Trust	24,016	211
SITE Centers Corp.	27,960	443
SL Green Realty Corp.	10,096	724
Sotherly Hotels, Inc. (a)	2,238	5
Spirit Realty Capital, Inc.	16,325	787
STAG Industrial, Inc.	25,460	1,221
STORE Capital Corp.	30,940	1,064
Summit Hotel Properties, Inc. (a)	15,486	151
Sun Communities, Inc.	16,871	3,542
Sunstone Hotel Investors, Inc. (a)	31,907	374
Tanger Factory Outlet Centers, Inc.	15,127	292
Tejon Ranch Co. (a)	3,644	70
Terreno Realty Corp.	10,342	882
The GEO Group, Inc. (b)	17,825	138
The Howard Hughes Corp. (a)	7,540	767
The InterGroup Corp. (a)	116	6
The Macerich Co.	30,990	536
The RMR Group, Inc. Class A	1,054	37
The St. Joe Co.	3,085	161
UMH Properties, Inc.	6,703	183
Uniti Group, Inc.	29,533	414
Universal Health Realty Income Trust	1,906	113
Urban Edge Properties	17,040	324
Urstadt Biddle Properties, Inc.	401	8
Urstadt Biddle Properties, Inc. Class A	4,289	91
VICI Properties, Inc. (b)	91,490	2,755
Washington Real Estate Investment Trust	12,312	318
Whitestone REIT	6,145	62
WP Carey, Inc.	27,100	2,224
Xenia Hotels & Resorts, Inc. (a)	13,956	253
		82,401
Utilities (2.1%):
ALLETE, Inc.	6,809	452
American States Water Co.	4,623	478
Artesian Resources Corp. Class A	1,232	57
Avangrid, Inc. (b)	10,140	506
Avista Corp.	7,927	337
Black Hills Corp.	8,172	577
Cadiz, Inc. (a)	4,319	17
California Water Service Group	6,583	473
Chesapeake Utilities Corp.	1,846	269
Clearway Energy, Inc. Class A	5,034	169
Clearway Energy, Inc. Class C	11,921	430
Essential Utilities, Inc.	31,251	1,677
Genie Energy Ltd. Class B (a)	3,119	17
Global Water Resources, Inc.	1,616	28
Hawaiian Electric Industries, Inc.	14,630	607

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
IDACORP, Inc.	6,101	$691
MDU Resources Group, Inc.	27,214	839
MGE Energy, Inc.	4,631	381
Middlesex Water Co.	1,936	233
National Fuel Gas Co.	11,542	738
New Jersey Resources Corp.	12,284	504
Northwest Natural Holding Co.	3,800	185
NorthWestern Corp.	6,478	370
OGE Energy Corp.	26,208	1,006
ONE Gas, Inc.	6,472	502
Ormat Technologies, Inc. (b)	5,623	445
Otter Tail Corp. (c)	5,682	406
PG&E Corp. (a)	179,057	2,174
PNM Resources, Inc.	11,238	513
Portland General Electric Co. (c)	11,966	633
Pure Cycle Corp. (a)	3,272	48
RGC Resources, Inc.	1,074	25
SJW Group	2,649	194
South Jersey Industries, Inc.	14,069	367
Southwest Gas Holdings, Inc.	6,590	462
Spire, Inc.	6,769	441
Sunnova Energy International, Inc. (a)	11,269	315
The York Water Co.	1,774	88
UGI Corp.	27,697	1,273
Unitil Corp. (c)	1,976	91
Via Renewables, Inc. (b)	1,139	13
Vistra Corp.	66,696	1,518
		20,549
Total Common Stocks (Cost $504,631)		962,123
Preferred Stocks (0.0%) (g)
Communication Services (0.0%):
SRAX, Inc. (a) (d) (f)	3,374	—	(e)
Total Preferred Stocks (Cost $—) (e)		—	(e)
Rights (0.0%) (g)
Consumer Discretionary (0.0%):
Zagg, Inc. (a) (d) (f)	4,570	—	(e)
Financials (0.0%):
Sirius International (a) (f) (h)	762	6
Health Care (0.0%):
Achillion Pharmaceuticals (a) (d) (f)	22,837	5
Alder Biopharmaceuticals, Inc. (a) (d) (f)	13,300	13
Chinook Therapeutics (a) (d) (f)	1,625	—
Elanco Animal Health, Inc. (a) (d) (f)	8,052	—
Flexion Therapeutics, Inc. (a) (b) (d) (f)	6,526	4
F-Star Therapeutics (a) (d) (f)	1,298	—
Miragen Therapeutics, Inc. (a) (d) (f)	7,890	—

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Ocuphire Pharma (a) (d) (f)	168	$—	(e)
Oncternal Therapeutics, Inc. (a) (d) (f)	254	—
Palisade Bio, Inc. (a) (d) (f)	2,758	—	(e)
Pfenex, Inc. (a) (d) (f)	3,380	—
Prevail Therapeutics, Inc. (a) (d) (f)	4,938	2
Progenics Pharmaceuticals, Inc. (a) (d) (f)	10,103	2
Qualigen Therapeutics, Inc. (a) (d) (f)	7,487	—
Restorbio, Inc. (a) (d) (f)	547	—
Seelos Therapeutics, Inc. (a) (d) (f)	41	—
Tetraphase Pharmaceutical (a) (d) (f)	1,178	—	(e)
Unum Therapeutics, Inc. (a) (d) (f)	2,673	—
Xeris Biopharma Holdings, Inc. (a) (d) (f)	8,140	2
		28
Total Rights (Cost $10)		34
Warrants (0.0%) (g)
Energy (0.0%):
FTS International, Inc. Class A (d) (f)	174	—
FTS International, Inc. Class A (d) (f)	69	—
		—
Health Care (0.0%):
Galectin Therapeutics, Inc. Class B (d) (f)	7,552	—
Total Warrants (Cost $—)		—
Corporate Bonds (0.0%) (g)
Financials (0.0%):
GAMCO Investors, Inc., 4.00%, 6/15/23, Callable 2/7/22 @ 100	$3	3
Total Corporate Bonds (Cost $3)		3
Mutual Funds (0.0%) (g)
180 Degree Capital Corp. (a)	1,344	10
OFS Credit Co., Inc.	792	10
Total Mutual Funds (Cost $19)		20
Collateral for Securities Loaned (5.0%)^
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (k)	8,745,965	8,746
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.03% (k)	18,392,325	18,392
HSBC U.S. Government Money Market Fund, I Shares, 0.03% (k)	21,598,564	21,599
Total Collateral for Securities Loaned (Cost $48,737)		48,737
Total Investments (Cost $553,400) — 104.2%		1,010,917
Liabilities in excess of other assets — (4.2)%		(41,012)
NET ASSETS — 100.00%		$969,905

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.005% of net assets as of December 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  Rounds to less than $1 thousand.

(f)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At December 31, 2021, illiquid securities were less than 0.05% of the Fund's net assets.

(g)  Amount represents less than 0.05% of net assets.

(h)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of net assets as of December 31, 2021. (See Note 2 in the Notes to Financial Statements)

(i)  Affiliated security (See Note 8 in the Notes to Financial Statements).

(j)  Issuer filed for bankruptcy.

(k)  Rate disclosed is the daily yield on December 31, 2021.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures	66	3/18/22	$6,979,594	$7,401,240	$421,646
Total unrealized appreciation					$421,646
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$421,646

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Extended Market Index Fund
Assets:
Affiliated investments, at value (Cost $38)	$65
Unaffiliated investments, at value (Cost $553,362)	1,010,852	(a)
Cash	4,826
Deposit with broker for futures contracts	2,604
Receivables:
Interest and dividends	947
Capital shares issued	1,109
Investments sold	69
Prepaid expenses	11
Total Assets	1,020,483
Liabilities:
Payables:
Collateral received on loaned securities	48,737
Investments purchased	1
Capital shares redeemed	1,495
Variation margin on open futures contracts	14
Accrued expenses and other payables:
Investment advisory fees	82
Administration fees	122
Custodian fees	7
Transfer agent fees	48
Compliance fees	1
Trustees' fees	—	(b)
Other accrued expenses	71
Total Liabilities	50,578
Net Assets:
Capital	504,929
Total accumulated earnings/(loss)	464,976
Net Assets	$969,905
Shares (unlimited number of shares authorized with no par value):	39,194
Net asset value, offering and redemption price per share: (c)	$24.75

(a)  Includes $46,168 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2021

(Amounts in Thousands)

	USAA Extended Market Index Fund
Investment Income:
Dividends from unaffiliated investments	$10,032
Dividends from affiliated investments	1
Interest from unaffiliated investments	2
Securities lending (net of fees)	1,036
Foreign tax withholding	(5)
Total Income	11,066
Expenses:
Investment advisory fees	994
Administration fees	1,492
Sub-Administration fees	28
Custodian fees	43
Transfer agent fees	561
Trustees' fees	48
Compliance fees	6
Legal and audit fees	42
State registration and filing fees	35
Interfund lending fees	—	(a)
Other expenses	141
Total Expenses	3,390
Net Investment Income (Loss)	7,676
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities	83,079
Net realized gains (losses) from affiliated investment securities	2
Net realized gains (losses) from futures contracts	1,350
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	47,222
Net change in unrealized appreciation/depreciation on affiliated investment securities	20
Net change in unrealized appreciation/depreciation on futures contracts	238
Net realized/unrealized gains (losses) on investments	131,911
Change in net assets resulting from operations	$139,587

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Extended Market Index Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investments:
Operations:
Net investment income (loss)	$7,676	$6,623
Net realized gains (losses) from investments	84,431	90,139
Net change in unrealized appreciation/depreciation on investments	47,480	114,710
Change in net assets resulting from operations	139,587	211,472
Change in net assets resulting from distributions to shareholders	(150,843)	(29,487)
Change in net assets resulting from capital transactions	75,050	(64,538)
Change in net assets	63,794	117,447
Net Assets:
Beginning of period	906,111	788,664
End of period	$969,905	$906,111
Capital Transactions:
Proceeds from shares issued	$86,369	$53,107
Distributions reinvested	146,754	28,637
Cost of shares redeemed	(158,073)	(146,282)
Change in net assets resulting from capital transactions	$75,050	$(64,538)
Share Transactions:
Issued	3,073	2,819
Reinvested	6,095	1,132
Redeemed	(5,646)	(7,699)
Change in Shares	3,522	(3,748)

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Extended Market Index Fund
Year Ended December 31:
2021	$25.40	0.22	(a)	3.58	3.80	(0.23)	(4.22)
2020	$20.01	0.18	(a)	6.05	6.23	(0.21)	(0.63)
2019	$16.14	0.20	(a)	4.31	4.51	(0.26)	(0.38)
2018	$18.98	0.17		(1.96)	(1.79)	(0.17)	(0.88)
2017	$17.34	0.18		2.88	3.06	(0.18)	(1.24)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Prior to February 24, 2018, the Fund was a feeder fund in a master-feeder structure investing in Master Extended Market Index Series ("the Series") before converting to a stand-alone fund. Expenses include expenses allocated to the Fund by the Series prior to the conversion.

(c)  Reflects the period of February 24, 2018 to December 31, 2018, after the Fund converted to a stand-alone fund.

(d)  Represents the portfolio turnover of the Master Extended Market Index Series.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets						Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^		Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover
USAA Extended Market Index Fund
Year Ended December 31:
2021	(4.45)	$24.75	15.61%	0.34%		0.77%		0.34%		$969,905	24%
2020	(0.84)	$25.40	31.20%	0.38%		0.91%		0.38%		$906,111	31%
2019	(0.64)	$20.01	27.94%	0.41%		1.06%		0.41%		$788,664	24%
2018	(1.05)	$16.14	(9.70)%	0.43	%(b)	0.90	%(b)	0.43	%(b)	$656,406	12	%(c)
2017	(1.42)	$18.98	17.72%	0.44%		0.93%		0.44%		$765,211	11	%(d)

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Extended Market Index Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$962,079	$—	$44		$962,123
Rights	—	6	28		34
Warrants	—	—	—	(a)	—	(a)
Corporate Bonds	—	3	—		3
Mutual Funds	20	—	—		20
Collateral for Securities Loaned	48,737	—	—		48,737
Total	$1,010,836	$9	$72		$1,010,917
Other Financial Investments^
Assets:
Futures Contracts	$422	$—	$—		$422
Total	$422	$—	$—		$422

^  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

(a)  Zero market value security.

As of December 31, 2021, there were no significant Level 3 holdings in the fair value hierarchy.

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended December 31, 2021, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021 (amounts in thousands):

Asset
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure	$422

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$1,350	$238

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$46,168	$—	$48,737

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$234,924	$298,516

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2021, the Fund had no subadvisers.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the average daily net assets of the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Fund's business are excluded from the expense limit. As of December 31, 2021, the expense limit (excluding voluntary waivers) was 0.43%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of December 31, 2021, there are no amounts to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Small-Capitalization and Mid-Capitalization Stock Risk — The Fund invests in small- and mid-capitalization companies, which may be more vulnerable than larger companies to adverse business or economic conditions. Securities of small- and mid-capitalization companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in securities of larger companies.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London InterBank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended December 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at December 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$5,271	3	0.59%	$5,271

*  For the year ended December 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(3,215)	$3,215

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2021				Year Ended December 31, 2020
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$13,860	$136,983	$150,843	$150,843	$7,194	$22,293	$29,487	$29,487

As of December 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$16,168	$16,168	$448,808	$464,976

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, passive foreign invesment companies, and REIT Adjustments.

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$562,109	$494,868	$(46,060)	$448,808

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Investments. Transactions in affiliated securities during the year ended December 31, 2021, were as follows (amounts in thousands):

	Fair Value 12/31/20	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/21	Dividend Income
Victory Capital Holdings Inc.	$50	$2	$(9)	$2	$20	$65	$1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Extended Market Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Extended Market Index Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 24, 2022

USAA Mutual Funds Trust	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees.
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	46	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D.* (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present).	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	46	None

*  Effective at the close of business December 31, 2021, Robert L. Mason, Ph.D. retired from the Board of Trustees.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	46	None

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee.
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				46 portfolios within the Trust; 41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21-12/31/21*	Hypothetical Expenses Paid During Period 7/1/21-12/31/21*	Annualized Expense Ratio During Period 7/1/21-12/31/21
$1,000.00	$998.20	$1,023.49	$1.71	$1.73	0.34%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
54%	55%	$6,005	$140,218

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Extended Market Index Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also noted the high level of correlation between the Fund and its benchmark index and the relatively low tracking error between the Fund and its benchmark index, and noted that it reviews such information on a periodic basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended September 30, 2021, and was below the average of its performance universe and its Lipper index for the five- and ten-year periods ended September 30, 2021. The Board took into account management's discussion of the Fund's performance, including the reasons the Fund underperformed its performance universe as well as the extent to which the Fund met its investment objective of seeking to track its designated index.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and in view of the Fund's investment objective of seeking to track its designated index; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and its affiliates; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

37733-0222

DECEMBER 31, 2021

Annual Report

USAA Nasdaq-100 Index Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Trustee and Officer Information	30
Proxy Voting and Portfolio Holdings Information	35
Expense Examples	35
Additional Federal Income Tax Information	36
Advisory Contract Approval	37
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds—including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps, but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks"—a few names that gained massive notoriety on social media platforms—went on stomach-churning roller coaster rides. Also intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (basis point is 1/100th of a percentage point), reflecting a very low starting rate, substantial fiscal stimuli, and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (although this stance has begun to shift recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

2

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Nasdaq-100 Index Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

The first quarter proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

Equity markets consolidated and interest rates leveled off after large upswings during the second quarter. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation data increased as the economy reopens more quickly than expected. The Fed maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment is a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated that it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on the nation's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter as reflected in the 11.03% return for the bellwether S&P 500 Index. The markets faced a shift in Fed policy as persistent inflation driven by supply chain issues and rising commodity prices led the central bank to announce and subsequently accelerate the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

4

USAA Mutual Funds Trust

USAA Nasdaq-100 Index Fund (continued)

Manager's Commentary (continued)

•  How did the USAA Nasdaq-100 Index Fund (the "Fund") perform during the reporting period?

The Fund has five share classes: Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares. The Fund closely tracked its benchmark, the broad-based Nasdaq-100 Index (the "Index"), during the reporting period ended December 31, 2021. The Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares had total returns of 26.96%, 26.93%, 26.60%, 25.67%, and 27.14%, respectively. This compares to total returns of 27.51% for the Index. The Index represents 100 of the largest nonfinancial companies listed on The Nasdaq Stock Market® and is not available for direct investment.

•  Please describe sector performance during the reporting period.

During the year, the Fund's strong absolute return was led by information technology and communication services stocks. The strong return in these sectors more than offset the underperformance in the utilities and industrials sectors. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Nasdaq-100 Index Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Fund Shares	Institutional Shares	Class A		Class C		R6 Shares
INCEPTION DATE	10/27/00	6/29/20	6/29/20		6/29/20		3/1/17
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Nasdaq-100 Index[1]	Russell 1000® Growth Index[2]
One Year	26.96%	26.93%	26.60%	23.75%	25.67%	24.67%	27.14%	27.51%	27.60%
Five Year	28.06%	NA	NA	NA	NA	NA	NA	28.63%	25.32%
Ten Year	22.49%	NA	NA	NA	NA	NA	NA	23.15%	19.79%
Since Inception	NA	39.14%	38.80%	36.72%	37.77%	37.77%	26.51%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Nasdaq-100 Index Fund — Growth of $10,000

1The Nasdaq-100 Index is an unmanaged index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index (the "Index") represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market®.

Sector Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (18.3%):
Activision Blizzard, Inc.	235,331	$15,657
Alphabet, Inc. Class A (a)	54,781	158,703
Alphabet, Inc. Class C (a)	57,864	167,435
Baidu, Inc., ADR (a)	73,337	10,912
Charter Communications, Inc. Class A (a) (b)	54,170	35,317
Comcast Corp. Class A	1,377,587	69,334
Electronic Arts, Inc.	85,447	11,270
Match Group, Inc. (a) (b)	85,531	11,311
Meta Platforms, Inc. Class A (a)	645,268	217,036
NetEase, Inc., ADR	85,606	8,713
Netflix, Inc. (a)	133,832	80,626
Sirius XM Holdings, Inc. (b)	1,208,394	7,673
T-Mobile U.S., Inc. (a)	377,385	43,769
		837,756
Communications Equipment (1.8%):
Cisco Systems, Inc.	1,274,294	80,752
Consumer Discretionary (16.1%):
Airbnb, Inc. Class A (a)	104,788	17,446
Amazon.com, Inc. (a)	92,358	307,953
Booking Holdings, Inc. (a)	12,407	29,767
Dollar Tree, Inc. (a)	67,968	9,551
eBay, Inc.	189,139	12,578
JD.com, Inc., ADR (a)	224,057	15,699
Lucid Group, Inc. (a) (b)	497,428	18,927
Lululemon Athletica, Inc. (a)	37,649	14,738
Marriott International, Inc. Class A (a)	98,401	16,260
MercadoLibre, Inc. (a)	15,246	20,558
O'Reilly Automotive, Inc. (a)	20,357	14,377
Peloton Interactive, Inc. Class A (a)	90,989	3,254
Pinduoduo, Inc., ADR (a)	125,613	7,323
Ross Stores, Inc.	107,369	12,270
Starbucks Corp.	354,467	41,462
Tesla, Inc. (a)	182,889	193,273
		735,436
Consumer Staples (5.1%):
Costco Wholesale Corp.	133,491	75,783
Keurig Dr Pepper, Inc.	428,418	15,791
Mondelez International, Inc. Class A	421,472	27,948
Monster Beverage Corp. (a)	159,872	15,354
PepsiCo, Inc.	417,750	72,567
The Kraft Heinz Co.	369,828	13,277
Walgreens Boots Alliance, Inc.	261,533	13,642
		234,362

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (5.7%):
Align Technology, Inc. (a)	23,824	$15,657
Amgen, Inc.	170,183	38,286
Biogen, Inc. (a)	44,382	10,648
Dexcom, Inc. (a)	29,284	15,724
Gilead Sciences, Inc. (c)	378,995	27,519
IDEXX Laboratories, Inc. (a)	25,619	16,869
Illumina, Inc. (a)	47,224	17,966
Intuitive Surgical, Inc. (a)	107,934	38,781
Moderna, Inc. (a)	122,501	31,113
Regeneron Pharmaceuticals, Inc. (a)	31,942	20,172
Seagen, Inc. (a)	55,247	8,541
Vertex Pharmaceuticals, Inc. (a)	76,819	16,869
		258,145
Industrials (2.7%):
Cintas Corp.	31,243	13,846
Copart, Inc. (a)	71,663	10,865
CSX Corp.	670,135	25,197
Fastenal Co.	173,778	11,132
Honeywell International, Inc.	207,998	43,370
PACCAR, Inc.	104,895	9,258
Verisk Analytics, Inc.	48,693	11,138
		124,806
IT Services (3.6%):
Automatic Data Processing, Inc.	127,316	31,394
Cognizant Technology Solutions Corp. Class A	158,698	14,080
Fiserv, Inc. (a)	199,480	20,704
Okta, Inc. (a)	44,600	9,998
Paychex, Inc.	108,948	14,871
PayPal Holdings, Inc. (a)	354,990	66,944
VeriSign, Inc. (a)	33,561	8,518
		166,509
Semiconductors & Semiconductor Equipment (16.4%):
Advanced Micro Devices, Inc. (a)	364,864	52,504
Analog Devices, Inc.	162,372	28,540
Applied Materials, Inc.	272,808	42,929
ASML Holding NV, NYS	24,493	19,500
Broadcom, Inc.	124,364	82,753
Intel Corp.	1,228,791	63,283
KLA Corp.	45,811	19,704
Lam Research Corp.	42,540	30,593
Marvell Technology, Inc.	248,849	21,772
Microchip Technology, Inc.	167,647	14,595
Micron Technology, Inc.	337,977	31,482
NVIDIA Corp.	640,726	188,444
NXP Semiconductors NV	80,348	18,302
QUALCOMM, Inc.	338,393	61,882
Skyworks Solutions, Inc.	49,970	7,752

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Texas Instruments, Inc.	279,031	$52,589
Xilinx, Inc.	74,894	15,880
		752,504
Software (17.3%):
Adobe, Inc. (a)	143,757	81,519
ANSYS, Inc. (a)	26,362	10,574
Atlassian Corp. PLC Class A (a)	42,426	16,177
Autodesk, Inc. (a)	66,425	18,678
Cadence Design Systems, Inc. (a)	83,735	15,604
Crowdstrike Holdings, Inc. Class A (a)	62,190	12,733
Datadog, Inc. Class A (a)	77,709	13,841
DocuSign, Inc. (a)	59,436	9,053
Fortinet, Inc. (a)	49,399	17,754
Intuit, Inc.	85,555	55,031
Microsoft Corp. (c)	1,367,294	459,848
Palo Alto Networks, Inc. (a) (c)	29,811	16,598
Splunk, Inc. (a)	48,809	5,648
Synopsys, Inc. (a)	46,077	16,979
Workday, Inc. Class A (a)	58,312	15,930
Zoom Video Communications, Inc. Class A (a)	73,190	13,460
Zscaler, Inc. (a)	42,315	13,597
		793,024
Technology Hardware, Storage & Peripherals (11.6%):
Apple, Inc.	2,987,801	530,544
Utilities (0.9%):
American Electric Power Co., Inc. (c)	152,172	13,539
Exelon Corp.	295,586	17,073
Xcel Energy, Inc. (c)	162,754	11,018
		41,630
Total Common Stocks (Cost $1,413,512)		4,555,468
Collateral for Securities Loaned (0.7%)^
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (d)	6,165,419	6,165
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.03% (d)	18,962,819	18,963
HSBC U.S. Government Money Market Fund, I Shares, 0.03% (d)	5,970,668	5,971
Total Collateral for Securities Loaned (Cost $31,099)		31,099
Total Investments (Cost $1,444,611) — 100.2%		4,586,567
Liabilities in excess of other assets — (0.2)%		(7,698)
NET ASSETS — 100.00%		$4,578,869

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.
See notes to financial statements.

10

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued December 31, 2021

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Rate disclosed is the daily yield on December 31, 2021.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Limited Company

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Futures	70	3/18/22	$22,728,278	$22,849,050	$120,772
Total unrealized appreciation					$120,772
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$120,772

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Nasdaq-100 Index Fund
Assets:
Investments, at value (Cost $1,444,611)	$4,586,567	(a)
Cash	18,563
Deposit with broker for futures contracts	4,367
Receivables:
Interest and dividends	1,102
Capital shares issued	3,588
From Adviser	1
Prepaid expenses	48
Total Assets	4,614,236
Liabilities:
Payables:
Collateral received on loaned securities	31,099
Capital shares redeemed	2,438
Variation margin on open futures contracts	152
Accrued expenses and other payables:
Investment advisory fees	766
Administration fees	568
Custodian fees	30
Transfer agent fees	216
Compliance fees	3
12b-1 fees	3
Other accrued expenses	92
Total Liabilities	35,367
Net Assets:
Capital	1,315,681
Total accumulated earnings/(loss)	3,263,188
Net Assets	$4,578,869
Net Assets
Fund Shares	$4,436,357
Institutional Shares	82,846
Class A	14,070
Class C	3,205
R6 Shares	42,391
Total	$4,578,869
Shares (unlimited number of shares authorized with no par value):
Fund Shares	102,784
Institutional Shares	1,915
Class A	326
Class C	75
R6 Shares	982
Total	106,082
Net asset value, offering and redemption price per share: (b)
Fund Shares	$43.16
Institutional Shares	$43.26
Class A	$43.11
Class C (c)	$42.74
R6 Shares	$43.19
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$44.10

(a)  Includes $29,716 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2021

(Amounts in Thousands)

USAA Nasdaq-100 Index Fund
Investment Income:
Dividends	$27,913
Interest	3
Securities lending (net of fees)	48
Foreign tax withholding	(27)
Total Income	27,937
Expenses:
Investment advisory fees	8,104
Administration fees — Fund Shares	5,901
Administration fees — Institutional Shares	76
Administration fees — Class A	6
Administration fees — Class C	2
Administration fees — R6 Shares	19
Sub-Administration fees	23
12b-1 fees — Class A	10
12b-1 fees — Class C	12
Custodian fees	177
Transfer agent fees — Fund Shares	1,987
Transfer agent fees — Institutional Shares	76
Transfer agent fees — Class A	4
Transfer agent fees — Class C	1
Transfer agent fees — R6 Shares	4
Trustees' fees	49
Compliance fees	26
Legal and audit fees	30
State registration and filing fees	137
Other expenses	533
Total Expenses	17,177
Expenses waived/reimbursed by Adviser	(22)
Net Expenses	17,155
Net Investment Income (Loss)	10,782
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	204,733
Net realized gains (losses) from futures contracts	3,090
Net change in unrealized appreciation/depreciation on investment securities	748,387
Net change in unrealized appreciation/depreciation on futures contracts	(514)
Net realized/unrealized gains (losses) on investments	955,696
Change in net assets resulting from operations	$966,478

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Nasdaq-100 Index Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investments:
Operations:
Net investment income (loss)	$10,782	$13,635
Net realized gains (losses) from investments	207,823	117,807
Net change in unrealized appreciation/depreciation on investments	747,873	1,071,581
Change in net assets resulting from operations	966,478	1,203,023
Distributions to Shareholders:
Fund Shares	(190,765)	(53,982)
Institutional Shares	(3,536)	(733	)(a)
Class A	(560)	(1	)(a)
Class C	(127)	(2	)(a)
R6 Shares	(1,858)	(582)
Change in net assets resulting from distributions to shareholders	(196,846)	(55,300)
Change in net assets resulting from capital transactions	132,287	67,688
Change in net assets	901,919	1,215,411
Net Assets:
Beginning of period	3,676,950	2,461,539
End of period	$4,578,869	$3,676,950

(a)  Institutional Shares, Class A, and Class C activity is for the period June 29, 2020 (commencement of operations) to December 31, 2020.

(continues on next page)

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Nasdaq-100 Index Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$656,112	$963,224
Distributions reinvested	186,400	52,834
Cost of shares redeemed	(737,132)	(1,005,018)
Total Fund Shares	$105,380	$11,040
Institutional Shares
Proceeds from shares issued	$28,155	$53,408	(a)
Distributions reinvested	3,479	718	(a)
Cost of shares redeemed	(20,827)	(3,989	)(a)
Total Institutional Shares	$10,807	$50,137
Class A
Proceeds from shares issued	$14,542	$157	(a)
Distributions reinvested	560	1	(a)
Cost of shares redeemed	(1,480)	—	(a)
Total Class A	$13,622	$158
Class C
Proceeds from shares issued	$2,833	$173	(a)
Distributions reinvested	127	2	(a)
Cost of shares redeemed	(82)	—	(a)
Total Class C	$2,878	$175
R6 Shares
Proceeds from shares issued	$23,150	$17,111
Distributions reinvested	1,838	391
Cost of shares redeemed	(25,388)	(11,324)
Total R6 Shares	$(400)	$6,178
Change in net assets resulting from capital transactions	$132,287	$67,688

(a)  Institutional Shares, Class A, and Class C activity is for the period June 29, 2020 (commencement of operations) to December 31, 2020.

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Nasdaq-100 Index Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Share Transactions:
Fund Shares
Issued	16,561	35,707
Reinvested	4,428	1,506
Redeemed	(18,985)	(36,756)
Total Fund Shares	2,004	457
Institutional Shares
Issued	737	1,706	(a)
Reinvested	82	20	(a)
Redeemed	(510)	(120	)(a)
Total Institutional Shares	309	1,606
Class A
Issued	343	5	(a)
Reinvested	13	—	(a)(b)
Redeemed	(35)	—	(a)
Total Class A	321	5
Class C
Issued	69	5	(a)
Reinvested	3	—	(a)(b)
Redeemed	(2)	—	(a)
Total Class C	70	5
R6 Shares
Issued	595	602
Reinvested	44	11
Redeemed	(655)	(390)
Total R6 Shares	(16)	223
Change in Shares	2,688	2,296

(a)  Institutional Shares, Class A, and Class C activity is for the period June 29, 2020 (commencement of operations) to December 31, 2020.

(b)  Rounds to less than 1 thousand shares.

See notes to financial statements.

16

This page is intentionally left blank.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Nasdaq-100 Index Fund
Fund Shares
Year Ended December 31:
2021	$35.56	0.11	(d)	9.43	9.54	(0.11)	(1.83)
2020	$24.35	0.13	(d)	11.62	11.75	(0.13)	(0.41)
2019	$17.69	0.13	(d)	6.74	6.87	(0.13)	(0.08)
2018	$17.89	0.11		(0.18)	(0.07)	(0.12)	(0.01)
2017	$13.79	0.07		4.38	4.45	(0.08)	(0.27)
Institutional Shares
Year Ended December 31:
2021	$35.64	0.10	(d)	9.45	9.55	(0.10)	(1.83)
June 29, 2020 (e) through December 31, 2020	$27.86	0.07	(d)	8.17	8.24	(0.05)	(0.41)
Class A
Year Ended December 31:
2021	$35.64	(0.01	)(d)(f)	9.44	9.43	(0.13)	(1.83)
June 29, 2020 (e) through December 31, 2020	$27.86	0.02	(d)	8.18	8.20	(0.01)	(0.41)
Class C
Year Ended December 31:
2021	$35.51	(0.33	)(d)(f)	9.39	9.06	—	(1.83)
June 29, 2020 (e) through December 31, 2020	$27.86	(0.10	)(d)	8.16	8.06	—	(0.41)
R6 Shares
Year Ended December 31:
2021	$35.57	0.15	(d)	9.45	9.60	(0.15)	(1.83)
2020	$24.35	0.17	(d)	11.63	11.80	(0.17)	(0.41)
2019	$17.68	0.15	(d)	6.74	6.89	(0.14)	(0.08)
2018	$17.89	0.12		(0.18)	(0.06)	(0.14)	(0.01)
March 1, 2017 (e) through December 31, 2017	$15.31	0.08		2.87	2.95	(0.10)	(0.27)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Nasdaq-100 Index Fund
Fund Shares
Year Ended December 31:
2021	(1.94)	$43.16	26.96%	0.42%	0.27%	0.42%	$4,436,357	10%
2020	(0.54)	$35.56	48.30%	0.44%	0.46%	0.44%	$3,583,838	17%
2019	(0.21)	$24.35	38.86%	0.48%	0.63%	0.48%	$2,442,662	9%
2018	(0.13)	$17.69	(0.44)%	0.48%	0.64%	0.48%	$1,750,674	5%
2017	(0.35)	$17.89	32.29%	0.51%	0.60%	0.51%	$1,623,579	5%
Institutional Shares
Year Ended December 31:
2021	(1.93)	$43.26	26.93%	0.44%	0.25%	0.44%	$82,846	10%
June 29, 2020 (e) through December 31, 2020	(0.46)	$35.64	29.60%	0.44%	0.42%	0.47%	$57,240	17%
Class A
Year Ended December 31:
2021	(1.96)	$43.11	26.60%	0.70%	(0.02)%	1.03%	$14,070	10%
June 29, 2020 (e) through December 31, 2020	(0.42)	$35.64	29.46%	0.70%	0.11%	46.74%	$167	17%
Class C
Year Ended December 31:
2021	(1.83)	$42.74	25.67%	1.45%	(0.79)%	2.29%	$3,205	10%
June 29, 2020 (e) through December 31, 2020	(0.41)	$35.51	28.95%	1.45%	(0.61)%	19.93%	$194	17%
R6 Shares
Year Ended December 31:
2021	(1.98)	$43.19	27.14%	0.30%	0.38%	0.30%	$42,391	10%
2020	(0.58)	$35.57	48.51%	0.31%	0.59%	0.31%	$35,511	17%
2019	(0.22)	$24.35	38.99%	0.39%	0.71%	0.42%	$18,877	9%
2018	(0.15)	$17.68	(0.38)%	0.40%	0.72%	0.45%	$12,667	5%
March 1, 2017 (e) through December 31, 2017	(0.37)	$17.89	19.27%	0.40%	0.66%	1.01%	$5,860	5%

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Commencement of operations.

(f)  The amount shown reflects a net realized and unrealized loss per share, whereas the statement of operations reflected a net realized and unrealized gain for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Nasdaq-100 Index Fund (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares. The Fund is classified as non-diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs") and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$4,555,468	$—	$—	$4,555,468
Collateral for Securities Loaned	31,099	—	—	31,099
Total	$4,586,567	$—	$—	$4,586,567
Other Financial Investments^
Assets:
Futures Contracts	$121	$—	$—	$121
Total	$121	$—	$—	$121

^  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended December 31, 2021, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021 (amounts in thousands):

Liabilities
Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$121

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$3,090	$(514)

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$29,716	$—	$31,099

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$387,118	$439,685

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2021, the Fund had no subadvisers.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A, Class C, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, up to an annual rate of 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of the Class A. For the year ended December 31, 2021, the Distributor received less than $1 thousand from commissions earned on sale of Class A.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limits (excluding voluntary waivers) were 0.48%, 0.44%, 0.70%, 1.45%, and 0.40% for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2021.

Expires 2023	Expires 2024	Total
$22	$22	$44

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London InterBank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(6,504)	$6,504

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2021				Year Ended December 31, 2020
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$34,020	$162,826	$196,846	$196,846	$22,041	$33,259	$55,300	$55,300

As of December 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$16,609	$124,384	$140,993	$3,122,195	$3,263,188

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and Non-REIT ROC Adjustments.

As of December 31, 2021, the Fund had no capital loss carryforwards for federal income tax purposes.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,464,372	$3,185,957	$(63,762)	$3,122,195

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Nasdaq-100 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Nasdaq-100 Index Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 24, 2022

29

USAA Mutual Funds Trust	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees.
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	46	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D.* (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present).	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	46	None

*  Effective at the close of business December 31, 2021, Robert L. Mason, Ph.D. retired from the Board of Trustees.

30

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	46	None

31

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.

32

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee.
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				46 portfolios within the Trust; 41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

34

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21- 12/31/21*	Hypothetical Expenses Paid During Period 7/1/21- 12/31/21*	Annualized Expense Ratio During Period 7/1/21- 12/31/21
Fund Shares	$1,000.00	$1,122.50	$1,023.09	$2.25	$2.14	0.42%
Institutional Shares	1,000.00	1,122.30	1,022.99	2.35	2.24	0.44%
Class A	1,000.00	1,120.70	1,021.68	3.74	3.57	0.70%
Class C	1,000.00	1,116.50	1,017.90	7.74	7.38	1.45%
R6 Shares	1,000.00	1,123.30	1,023.69	1.61	1.53	0.30%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

35

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
82%	83%	$23,622	$168,037

36

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Nasdaq-100 Index Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

37

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the median of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for certain share classes of the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also noted the high level of correlation between the Fund and the Nasdaq-100 Index and the relatively low tracking error between the Fund and the Nasdaq-100 Index, and noted that it reviews such information on a periodic basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

38

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's share classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and in view of the Fund's investment objective of seeking to track its designated index; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and its affiliates; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

39

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

37732-0222

DECEMBER 31, 2021

Annual Report

USAA Ultra Short-Term Bond Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	41
Supplemental Information (Unaudited)	42
Trustee and Officer Information	42
Proxy Voting and Portfolio Holdings Information	47
Expense Examples	47
Advisory Contract Approval	48
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Another year has passed, but unfortunately the pandemic endures. Yet, looking back on the year ended 2021, it is evident that financial markets have endured as well, despite stiff headwinds—including new COVID-19 variants; disruption among global supply chains; uncomfortable inflation readings; and the fear of rising interest rates.

Through it all, the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again registered a positive annual total return (that makes it 12 out of the past 13 years). This was largely driven by a U.S. economy that bounced back quickly after what was effectively a global economic shutdown in 2020, and we witnessed robust earnings growth across many sectors thanks in no small part to continued fiscal stimulus and accommodative monetary policy. Underlying this positive performance were interesting differences among investment styles and market capitalizations. For example, growth-oriented investments outperformed value within large-caps, but underperformed within both mid-caps and small-caps (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for higher interest rates next year?

There were other notable subplots to 2021. Early in the year we watched in disbelief as "meme stocks"—a few names that gained massive notoriety on social media platforms—went on stomach-churning roller coaster rides. Also intriguing was how the biotech sector struggled mightily despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, while crypto assets captivated investors. Now we're all watching how crypto's underlying blockchain technologies might disrupt business-as-usual across industries in the years ahead. These were just a few of the highlights of the past year.

Through all the twists and turns, the S&P 500® Index registered an impressive annual total return of nearly 29% for the 12-month period ended December 31, 2021. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 59 basis points (basis point is 1/100th of a percentage point), reflecting a very low starting rate, substantial fiscal stimuli, and the U.S. Federal Reserve's (the "Fed") accommodative monetary stance (although this stance has begun to shift recently). At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 1.52%.

Despite the resiliency of financial markets, we fully acknowledge that the volatility and unusual events of recent years may have made investors uneasy at times. However, this simply underscores why it's important for investors to remain calm and unemotional in the face of market turmoil. A long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerance are some of the key ingredients for staying the course and progressing on your investment goals.

Of course, no one knows for certain what 2022 will bring. We are already facing a potential end to the Fed's accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the pandemic-induced market downturn. By all accounts, the Fed appears ready to raise short-term

2

interest rates, perhaps as early as the end of the first quarter, though any move will certainly be data dependent, and some are expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation. There will likely be new headwinds, some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at our investment franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Ultra Short-Term Bond Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

Global economic conditions in 2021 were still dominated by the COVID-19 pandemic and its many facets. Just when it seemed possible that life could return to normal, a new COVID-19 mutation variant emerged, designated Delta, and was officially listed as a variant of concern by the World Health Organization (WHO) in May 2021. Yet again, the next mutation, Omicron, was listed as a variant of concern by the WHO in November 2021. COVID-19's infection waves throughout the year caused fears of reinstating lockdowns and potentially another global recession. Rather, economies remained resilient as they were supported by massive stimulus programs, quantitative easing, interest rates at or near zero, and people adapting to the pandemic. With economies running above long-term growth rates, supply chain disruptions, and consumers flush with liquidity and eager to spend, a new threat to the economy emerged in inflation.

According to the Household Pulse Survey conducted by the U.S. Census Bureau, only 14% of households mostly saved their stimulus check in the first round of payments, 26% did so in the second round, and 32% in the third round. This led to increased consumer discretionary spending that was largely directed towards goods as many leisure options and service offerings were either not available or considered too risky given the pandemic. The excess demand overwhelmed an already strained global logistics supply chain while at the same time commodity prices increased. One of the more publicized shortages was in microchips, which severely crimped auto production. The combination of higher spending on goods, supply chain challenges, and raw material price increases eventually pushed inflation to levels not seen in decades.

A widely recognized inflation yardstick, the Consumer Price Index (CPI), signaled the economy finally getting back to normal in March 2021 as it increased by 2.6%, exceeding the Fed's 2% long-term inflation target for the first time since February 2020. Subsequent CPI numbers throughout the year were all significantly higher, with November 2021 hitting an alarming 6.8%, which was the largest increase since June 1982. All year the Fed had been attributing inflationary factors as being largely transitory and vowed to stay the course with current policies in place. However, that strong inflation print led to a capitulation by the Fed and reinforced higher interest rates already being priced in by the market.

As late as the September 2021 Federal Open Market Committee (FOMC) meeting, Federal Reserve Chair Jerome Powell announced that the FOMC had decided to keep the target range for the federal funds rate at 0% to 0.25% and continue the current pace of asset purchases. The November CPI number forced a Fed strategy pivot. At its very next meeting, the FOMC announced that it intended to begin paring back its bond purchases, a process known as tapering. Tapering was accelerated at the next meeting in December and the Fed's so-called dot plot, which the U.S. central bank uses to signal its outlook for the path of interest rates, showed that officials expected to raise the fed funds rate three times next year. This was a meaningful development for the bond market as higher interest rates negatively impact bond prices. As of the end of the first quarter 2021, the Fed Funds futures contract market had priced in about one Fed rate hike through 2024. In stark contrast, at year-end 2021 that number was six. With credit

4

USAA Mutual Funds Trust

USAA Ultra Short-Term Bond Fund (continued)

Manager's Commentary (continued)

spreads little changed for the year, all but the shortest bond indices had negative returns for the year due to the spike in interest rates.

The Barclays Intermediate Investment Grade Corporate Index spread started the reporting period at approximately +96 basis points and ended at +92 basis points, four basis points tighter but not enough to offset the impact of higher interest rates, resulting in a negative total return. In contrast, the U.S. Short-Term Corporate Index spread widened by +13 basis points but still managed a positive total return for the year. Because of its low duration, the increased income generated from corporate credit versus treasuries more than offset spread widening and modestly higher rates at the very front end of the curve.

•  How did the USAA Ultra Short-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. For the reporting period ended December 31, 2021, the Fund Shares, Institutional Shares, Class A, and R6 Shares had total returns of 0.80%, 0.87%, 0.57%, and 0.91%, respectively. This compares to total returns of 0.04% for the Bloomberg U.S. Treasury Bellwethers 3 Month Index and 0.11% for the Lipper Ultra Short Obligations Funds Index.

•  What strategies did you employ during the reporting period?

In keeping with our disciplined investment approach, we sought attractive relative value opportunities among various sectors near the front end of the yield curve while maintaining adequate liquidity and diversification. In the second half of 2021, as the market began pricing in future Fed rate hikes, the focus of the Fund shifted more towards adding non-interest sensitive floating rate bonds. The Fund also added select high yield bonds throughout the year to replace those that were called or matured, and to slightly increase exposure. Our credit analysts review all securities considered for purchase and assign their own independent credit rating. We continue to work closely with our in-house team of credit analysts, who use independent credit research to continuously monitor Fund holdings for creditworthiness and relative value, and to identify and evaluate potential investments. We are committed to building a portfolio diversified among multiple asset classes across a large number of issuers. To minimize the Fund's exposure to idiosyncratic risk, we limit position sizing in any one issuer.

The Fund generally maintains a longer duration than its benchmark, the Bloomberg U.S. Treasury Bellwethers 3 Month Index. At the end of the reporting period, for example, the option adjusted duration was 0.69 for the Fund versus 0.24 for the benchmark. Rising short-term interest rates and wider credit spreads detracted from performance over the reporting period versus the benchmark. Security selection and asset allocation resulted in overall outperformance for the year, overcoming the negative performance drivers. Throughout all types of interest rate and credit spread environments, we intend to seek out what we believe are selective opportunities along the front end of the curve.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Ultra Short-Term Bond Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended December 31, 2021

	Fund Shares	Institutional Shares	Class A	R6 Shares
INCEPTION DATE	10/18/10	7/12/13	6/29/20	3/1/17
	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg U.S. Treasury Bellwethers 3 Month Index[1]	Lipper Ultra Short Obligations Funds Index[2]
One Year	0.80%	0.87%	0.57%	0.91%	0.04%	0.11%
Five Year	2.17%	2.20%	NA	NA	1.15%	1.59%
Ten Year	1.80%	NA	NA	NA	0.64%	1.26%
Since Inception	NA	1.73%	2.38%	2.38%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Ultra Short-Term Bond Fund — Growth of $10,000

1The Bloomberg U.S. Treasury Bellwethers 3 Month Index represents the total return received by investors of 3-month U.S. Treasury securities. This index does not include the effect of expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short Obligations Funds category. This index does not include the effect of expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	December 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks high current income consistent with preservation of principal.

Asset Allocation*:

December 31, 2021

(% of Net Assets)

*  Does not include money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (13.9%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100 (a)	$1,500	$1,478
American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.15%, 8/13/24, Callable 6/13/23 @ 100 (a)	654	655
Bank of The West Auto Trust, Series 2019-1, Class A3, 2.43%, 4/15/24, Callable 5/15/23 @ 100 (a)	418	420
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 5/15/23 @ 100 (a)	1,000	1,021
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 6/20/23 @ 100 (a)	345	346
BCC Funding XVII LLC, Series 2020-1, Class B, 1.46%, 9/22/25, Callable 7/20/24 @ 100 (a)	1,000	999
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B, 3.63%, 1/19/24, Callable 4/19/22 @ 100 (a)	250	252
CARDS II Trust, Series 2021-1A, Class C, 1.20%, 4/15/27 (a)	500	494
Carvana Auto Receivables Trust, Series 2021-N4, Class A1, 0.83%, 9/11/28, Callable 12/10/26 @ 100	1,000	998
Carvana Auto Receivables Trust, Series 2019-2A, Class D, 3.28%, 1/15/25, Callable 7/15/24 @ 100 (a)	560	569
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.07%, 3/10/28, Callable 1/10/25 @ 100	375	372
Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.30%, 1/10/28, Callable 7/10/24 @ 100	750	749
CCG Receivables Trust, Series 2019-1, Class C, 3.57%, 9/14/26, Callable 9/14/22 @ 100 (a)	750	764
CCG Receivables Trust, Series 2019-1, Class B, 3.22%, 9/14/26, Callable 9/14/22 @ 100 (a)	1,000	1,015
Chase Auto Credit Linked Notes, Series 2020-1, Class B, 0.99%, 1/25/28, Callable 2/25/24 @ 100 (a)	231	231
Chesapeake Funding II LLC, Series 2019-1A, Class A1, 2.94%, 4/15/31, Callable 6/15/22 @ 100 (a)	537	542
CPS Auto Receivables Trust, Series 2020-C, Class B, 1.01%, 1/15/25, Callable 10/15/23 @ 100 (a)	312	312
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 5/15/30, Callable 11/15/24 @ 100 (a)	218	216
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 2/15/30, Callable 12/15/24 @ 100 (a)	500	495
Crossroads Asset Trust, Series 2021-A, Class A2, 0.82%, 3/20/24, Callable 4/20/24 @ 100 (a)	187	187
Dell Equipment Finance Trust, Series 2020-1, Class D, 5.92%, 3/23/26, Callable 10/22/22 @ 100 (a)	1,000	1,036
Dell Equipment Finance Trust, Series 2019-2, Class B, 2.06%, 10/22/24, Callable 6/22/22 @ 100 (a)	356	359
Drive Auto Receivables Trust, Series 2021-3, Class C, 1.47%, 1/15/27, Callable 7/15/26 @ 100	500	497
Drive Auto Receivables Trust, Series 2021-3, Class B, 1.11%, 5/15/26	500	498
Drive Auto Receivables Trust, Series 2018-1, Class D, 3.81%, 5/15/24, Callable 5/15/22 @ 100	158	159

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
DT Auto Owner Trust, Series 2018-1A, Class D, 3.81%, 12/15/23, Callable 4/15/22 @ 100 (a)	$1	$1
DT Auto Owner Trust, Series 2021-4A, Class B, 1.02%, 5/15/26 (a)	500	497
DT Auto Owner Trust, Series 2021-4A, Class C, 1.50%, 9/15/27, Callable 11/15/26 @ 100 (a)	250	248
Exeter Automobile Receivables Trust, Series 21-1A, Class B, 0.50%, 2/18/25, Callable 3/15/24 @ 100	1,300	1,299
Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.98%, 6/15/26, Callable 5/15/24 @ 100	750	747
Exeter Automobile Receivables Trust, Series 2020-1A, Class C, 2.49%, 1/15/25, Callable 10/15/23 @ 100 (a)	682	687
Exeter Automobile Receivables Trust, Series 2021-4, Class C, 1.68%, 10/15/27, Callable 1/15/25 @ 100	500	498
First Investors Auto Owner Trust, Series 2020-1A, Class B, 1.85%, 2/17/26, Callable 3/15/23 @ 100 (a)	750	753
Ford Credit Auto Owner Trust, Series 2021-2, Class C, 2.11%, 5/15/34, Callable 11/15/26 @ 100 (a)	250	248
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class B, 1.31%, 7/15/27, Callable 5/15/24 @ 100 (a)	821	809
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class A3, 0.64%, 7/15/25, Callable 11/15/24 @ 100 (a)	429	427
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.87%, 1/15/26, Callable 11/15/24 @ 100 (a)	469	464
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class B, 2.43%, 11/15/24, Callable 9/15/23 @ 100 (a)	500	505
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class C, 1.11%, 9/15/26, Callable 4/15/26 @ 100 (a)	722	710
GLS Auto Receivables Trust, Series 2021-2A, Class C, 1.08%, 6/15/26, Callable 10/15/24 @ 100 (a)	457	452
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/25 (a)	500	495
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/25 (a)	1,500	1,484
HPEFS Equipment Trust, Series 2021-2A, Class C, 0.88%, 9/20/28, Callable 5/20/24 @ 100 (a)	721	707
HPEFS Equipment Trust, Series 2019-1A, Class B, 2.32%, 9/20/29, Callable 8/20/22 @ 100 (a)	246	247
Hyundai Auto Receivables Trust, Series 2018-A, Class B, 3.14%, 6/17/24, Callable 6/15/22 @ 100	1,000	1,006
JPMorgan Chase Bank NA, Series 1, Class D, 1.17%, 9/25/28, Callable 9/25/24 @ 100 (a)	369	367
JPMorgan Chase Bank NA, Series 2020-2, Class D, 1.49%, 2/25/28, Callable 4/25/24 @ 100 (a)	344	344
JPMorgan Chase Bank NA, Series 2021-2, Class C, 0.97%, 12/26/28, Callable 8/25/24 @ 100 (a)	569	568
JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.88%, 9/25/28, Callable 9/25/24 @ 100 (a)	369	367
JPMorgan Chase Bank NA, Series 2021-1, Class C, 1.02%, 9/25/28, Callable 9/25/24 @ 100 (a)	737	734
JPMorgan Chase Bank NA, Series 2021-3, Class C, 0.86%, 2/26/29, Callable 1/25/25 @ 100 (a)	448	446

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase Bank NA, Series 2020-2, Class B, 0.84%, 2/25/28, Callable 4/25/24 @ 100 (a)	$209	$209
JPMorgan Chase Bank NA, Series 2020-2, Class C, 1.14%, 2/25/28, Callable 4/25/24 @ 100 (a)	104	104
Master Credit Card Trust, Series 2018-1A, Class C, 3.74%, 7/21/24 (a)	550	563
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61, Callable 10/20/24 @ 100 (a)	293	294
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 1/20/22 @ 100 (a)	178	181
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (a)	762	711
Oscar U.S. Funding XII LLC, Series 1A, Class A3, 0.70%, 4/10/25, Callable 2/10/25 @ 100 (a)	1,000	992
Pawnee Equipment Receivables LLC, Series 2020-1, Class A, 1.37%, 11/17/25, Callable 2/15/24 @ 100 (a)	196	197
Pawneee Equipment Receivables LLC, Series 2021-1, Class A2, 1.10%, 7/15/27, Callable 11/15/25 @ 100 (a)	273	271
Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.31%, 11/16/26, Callable 6/15/23 @ 100 (a)	500	501
Prestige Auto Receivables Trust, Series 2018-1A, Class C, 3.75%, 10/15/24, Callable 8/15/22 @ 100 (a)	495	497
Progress Residential Trust, Series 2021-SFR5, Class B, 1.66%, 7/16/26 (a)	600	577
Santander Bank NA, Series 2021-1A, Class B, 1.83%, 12/15/31, Callable 6/15/25 @ 100 (a)	229	229
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class D, 5.49%, 4/15/26, Callable 11/15/23 @ 100 (a)	500	531
Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, 2/16/27, Callable 9/15/25 @ 100	500	495
Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 8/21/23, Callable 7/20/22 @ 100 (a)	1,085	1,094
SCF Equipment Leasing LLC, Series 1A, Class A3, 0.83%, 8/21/28, Callable 5/20/23 @ 100 (a)	920	913
SCF Equipment Leasing LLC, Series 2020-1A, Class A3, 1.19%, 10/20/27, Callable 3/20/25 @ 100 (a)	500	501
Synchrony Credit Card Master Note Trust, Series 2017-2, Class C, 3.01%, 10/15/25	1,000	1,017
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, 10/16/23, Callable 7/15/22 @ 100 (a)	273	275
Westlake Automobile Receivables Trust, Series 2021-3A, Class C, 1.58%, 1/15/27, Callable 12/15/24 @ 100 (a)	750	749
Total Asset-Backed Securities (Cost $40,898)		40,675
Collateralized Mortgage Obligations (15.9%)
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, 1.36% (LIBOR01M+125bps), 9/15/32 (a) (b)	1,000	995
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class C, 1.56% (LIBOR01M+145bps), 9/15/32 (a) (b)	1,000	988
BBCMS Mortgage Trust, Series 2020-BID, Class C, 3.75% (LIBOR01M+364bps), 10/15/37 (a) (b)	1,220	1,225
BBCMS Mortgage Trust, Series 2020-BID, Class B, 2.65% (LIBOR01M+254bps), 10/15/37 (a) (b)	300	301

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BBCMS Mortgage Trust, Series 2019-BWAY, Class B, 1.42% (LIBOR01M+131bps), 11/25/34 (a) (b)	$1,000	$990
BX Commercial Mortgage Trust, Series 2021-CIP, Class C, 1.57% (US0001M+147bps), 12/15/28 (a) (b)	1,000	1,000
BX Commercial Mortgage Trust, Series 2021-VOLT, Class C, 1.21% (US0001M+110bps), 9/15/23 (a) (b)	750	740
BX Commercial Mortgage Trust, Series 2020-BXLP, Class C, 1.23% (LIBOR01M+112bps), 12/15/29 (a) (b)	835	831
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 1.56% (LIBOR01M+145bps), 10/15/36 (a) (b)	489	487
BX Commercial Mortgage Trust, Series 2019-XL, Class C, 1.36% (LIBOR01M+125bps), 10/15/36 (a) (b)	850	848
BX Commercial Mortgage Trust, Series 2021-XL2, Class C, 1.31% (US0001M+120bps), 10/15/36 (a) (b)	1,000	994
BX Commercial Mortgage Trust, Series 2021-VINO, Class B, 0.96% (LIBOR01M+85bps), 5/15/38 (a) (b)	1,000	992
BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 1.37% (US0001M+127bps), 12/15/28 (a) (b)	500	500
BX Mortgage Trust, Series 2021-PAC, Class C, 1.21% (US0001M+110bps), 10/15/36 (a) (b)	1,000	991
BX Trust, Series 2021-SOAR, Class B, 0.98% (LIBOR01M+87bps), 6/15/38 (a) (b)	500	496
BX Trust, Series 2021-SOAR, Class C, 1.21% (LIBOR01M+110bps), 6/15/38 (a) (b)	500	495
BX Trust, Series 2021-RISE, Class B, 1.35% (US0001M+125bps), 11/15/36 (a) (b)	500	500
CHT Mortgage Trust, Series 2017-CSMO, Class C, 1.61% (LIBOR01M+150bps), 11/15/36 (a) (b)	1,500	1,500
CIFC Funding Ltd., Series 2012-2RA, Class A1, 0.93% (LIBOR03M+80bps), 1/20/28, Callable 1/20/22 @ 100 (a) (b)	735	735
CIFC Funding Ltd., Series 2017-4A, Class A1R, 1.07% (US0003M+95bps), 10/24/30, Callable 1/24/22 @ 100 (a) (b)	700	700
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 11/13/39 (a)	1,000	995
COMM Mortgage Trust, Series 2019-521F, Class B, 1.21% (LIBOR01M+110bps), 6/15/34 (a) (b)	1,500	1,483
Extended Stay America Trust, Series 2021-ESH, Class B, 1.49% (LIBOR01M+138bps), 7/15/38 (a) (b)	387	388
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.53%, 11/25/23 (a) (c)	1,000	1,036
Golub Capital Partners CLO 40A Ltd., Series 2019-40A, Class AR, 1.21% (US0003M+109bps), 1/25/32, Callable 10/25/22 @ 100 (a) (b)	1,000	999
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (a)	1,000	998
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)	1,000	1,000
GS Mortgage Securities Trust, Series 2011-GC3, Class X, 0.29%, 3/10/44, Callable 1/10/22 @ 100 (a) (c) (d)	978	—	(e)
Hospitality Mortgage Trust, Series 2019-HIT, Class A, 1.11% (LIBOR01M+100bps), 11/15/36 (a) (b)	854	854
Hospitality Mortgage Trust, Series 2019-HIT, Class B, 1.46% (LIBOR01M+135bps), 11/15/36 (a) (b)	1,220	1,213

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2021-MHC, Class A, 0.91% (LIBOR01M+80bps), 4/15/38 (a) (b)	$945	$943
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class B, 4.08%, 1/15/46, Callable 6/15/23 @ 100 (c) (f)	2,000	2,071
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, 0.66%, 4/15/47, Callable 4/15/24 @ 100 (c) (d)	4,790	52
KNDL Mortgage Trust, Series 2019-KNSQ, Class B, 1.06% (LIBOR01M+95bps), 5/15/36 (a) (b)	1,000	999
Life Mortgage Trust, Series 2021-BMR, Class B, 0.99% (LIBOR01M+88bps), 3/15/38 (a) (b)	1,000	989
Med Trust, Series 2021-MDLN, Class B, 1.56% (US0001M+145bps), 11/15/26 (a) (b)	1,000	997
MHC Commercial Mortgage Trust, Series 2021-MHC, Class B, 1.21% (LIBOR01M+110bps), 4/15/26 (a) (b)	1,000	998
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 0.81% (LIBOR01M+70bps), 11/15/34 (a) (b)	2,000	2,000
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class B, 2.80% (LIBOR01M+130bps), 12/15/36 (a) (b)	1,154	1,153
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class AAR3, 1.16% (US0003M+100bps), 2/14/31, Callable 5/14/22 @ 100 (a) (b)	750	750
ONE Mortgage Trust, Series 2021-PARK, Class B, 1.06% (LIBOR01M+95bps), 3/15/36 (a) (b)	1,000	991
One New York Plaza Trust, Series 2020-1NYP, Class A, 1.06% (LIBOR01M+95bps), 1/15/26 (a) (b)	875	874
Palmer Square Loan Funding Ltd., Series 2021-1A, Class A1, 1.03% (LIBOR03M+90bps), 4/20/29, Callable 4/20/22 @ 100 (a) (b)	396	396
Palmer Square Loan Funding Ltd., Series 2021-3A, Class A2, 1.57% (LIBOR03M+140bps), 7/20/29, Callable 10/20/22 @ 100 (a) (b)	1,000	1,000
Palmer Square Loan Funding Ltd., Series 2019-4A, Class A1, 1.02% (LIBOR03M+90bps), 10/24/27, Callable 1/24/22 @ 100 (a) (b)	398	398
Palmer Square Loan Funding Ltd., Series 2018-5A, Class A1, 0.98% (LIBOR03M+85bps), 1/20/27, Callable 1/20/22 @ 100 (a) (b)	226	226
Palmer Square Loan Funding Ltd., Series 2021-2A, Class A1, 0.96% (LIBOR03M+80bps), 5/20/29, Callable 5/20/22 @ 100 (a) (b)	838	838
Palmer Square Loan Funding Ltd., Series 2021-2A, Class A2, 1.41% (LIBOR03M+125bps), 5/20/29, Callable 5/20/22 @ 100 (a) (b)	500	500
Sound Point CLO VIII-R Ltd., Series 2015-1RA, Class AR, 1.20% (LIBOR03M+108bps), 4/15/30, Callable 1/15/22 @ 100 (a) (b)	1,500	1,499
Stratus CLO Ltd., Series 2021-3A, Class B, 1.68% (US0003M+155bps), 12/29/29 (a) (b)	822	822
Stratus CLO Ltd., Series 2021-1A, Class B, 1.49% (US0003M+140bps), 12/29/29 (a) (b)	1,000	998
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, 1.01% (LIBOR03M+89bps), 4/15/29, Callable 1/15/22 @ 100 (a) (b)	1,328	1,328
TTAN, Series 2021-MHC, Class B, 1.21% (LIBOR01M+115bps), 3/15/38 (a) (b)	371	370
Total Collateralized Mortgage Obligations (Cost $46,548)		46,466

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Senior Secured Loans (4.2%)
Berry Global, Inc., Term Z Loans, First Lien, 7/1/26 (g) (h)	$1,250	$1,241
Clark Equipment Co., Term Loan, First Lien, 2.38% (LIBOR03M+225bps), 5/18/24 (b)	997	995
Delos Finance S.A.R.L., Loans, First Lien, 1.88% (LIBOR03M+175bps), 10/6/23 (b)	1,500	1,499
Go Daddy Operating Co. LLC, Term Loan, First Lien, 1.84% (LIBOR01M+175bps), 2/15/24 (b)	990	983
JBS USA Lux SA, New Term Loans, First Lien, 5/1/26 (g) (h)	1,000	997
Nexstar Broadcasting, Inc., New Term B-3 Loan, First Lien, 2.34% (LIBOR01M+225bps), 1/17/24 (b)	1,231	1,228
Quintiles IMS Incorporated, Term B-2 Dollar Loans, First Lien, 1/1/25 (g) (h)	1,100	1,095
Vistra Operations Co. LLC, 2018 Incremental Term Loans, First Lien, 12/31/25 (g) (h)	1,500	1,488
Western Digital Corp., Term Loan A-1, First Lien, 1.47% (LIBOR01M+138bps), 2/27/23 (b)	1,593	1,592
XPO Logistics, Inc., Term Loan B, First Lien, 1.85% (LIBOR01M+175bps), 2/23/25 (b)	1,000	995
Total Senior Secured Loans (Cost $12,118)		12,113
Corporate Bonds (26.7%)
Communication Services (1.2%):
Charter Communications Operating LLC/Charter Communications Operating Capital, 1.78% (LIBOR03M+165bps), 2/1/24, Callable 1/1/24 @ 100 (b) (f)	2,000	2,042
Verizon Communications, 0.84% (SOFR+79bps), 3/20/26 (b)	1,500	1,514
		3,556
Consumer Discretionary (2.1%):
Association of American Medical Colleges, 2.12%, 10/1/24	1,000	1,000
Daimler Finance North America LLC, 0.99% (LIBOR03M+84bps), 5/4/23 (b)	1,150	1,158
Howard University 2.74%, 10/1/22	600	608
2.80%, 10/1/23	250	256
Little Co. of Mary Hospital of Indiana, Inc., 1.97%, 11/1/25	670	672
Nissan Motor Acceptance Corp. 0.77% (LIBOR03M+65bps), 7/13/22 (a) (b)	1,000	1,000
0.91% (LIBOR03M+69bps), 9/28/22 (a) (b)	500	501
Nordstrom, Inc., 2.30%, 4/8/24, Callable 4/8/22 @ 100	1,000	1,000
		6,195
Energy (4.9%):
Apache Corp., 3.25%, 4/15/22, Callable 1/18/22 @ 100	500	500
Buckeye Partners LP, 4.15%, 7/1/23, Callable 4/1/23 @ 100 (f)	2,000	2,058
DCP Midstream Operating LP, 3.88%, 3/15/23, Callable 12/15/22 @ 100	1,000	1,025
Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	1,000	1,045
EQM Midstream Partners LP 4.75%, 7/15/23, Callable 6/15/23 @ 100 (f)	500	520
4.00%, 8/1/24, Callable 5/1/24 @ 100	1,000	1,040

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Gray Oak Pipeline LLC, 2.60%, 10/15/25, Callable 9/15/25 @ 100 (a)	$1,000	$1,015
HollyFrontier Corp., 2.63%, 10/1/23	1,250	1,275
Midwest Connector Capital Co. LLC, 3.63%, 4/1/22, Callable 3/1/22 @ 100 (a) (f)	1,000	1,005
Murphy Oil Corp., 5.75%, 8/15/25, Callable 2/7/22 @ 102.88	1,000	1,028
Occidental Petroleum Corp., 3.45%, 7/15/24, Callable 4/15/24 @ 100	1,342	1,387
Southwestern Energy Co., 4.10%, 3/15/22, Callable 1/24/22 @ 100	1,000	1,001
Western Midstream Operating LP 4.00%, 7/1/22, Callable 4/1/22 @ 100	535	538
1.97% (LIBOR03M+185bps), 1/13/23 (b)	977	975
		14,412
Financials (11.0%):
Alexander Funding Trust, 1.84%, 11/15/23 (a)	1,000	1,006
American Honda Finance Corp., 0.52% (LIBOR03M+37bps), 5/10/23, MTN (b)	1,360	1,363
Ares Capital Corp., 3.50%, 2/10/23, Callable 1/10/23 @ 100	1,000	1,023
Athene Global Funding, 0.85% (LIBOR03M+73bps), 1/8/24 (a) (b)	1,500	1,505
Bank of America Corp. 0.97% (LIBOR03M+79bps), 3/5/24, Callable 3/5/23 @ 100 (b)	1,000	1,005
0.74% (SOFR+69bps), 4/22/25, Callable 4/22/24 @ 100 (b)	500	502
Blackstone Private Credit Fund 1.75%, 9/15/24 (a)	1,000	984
2.35%, 11/22/24 (a)	500	500
BMW US Capital LLC 0.58% (SOFR+53bps), 4/1/24 (a) (b)	1,000	1,005
0.43% (SOFR+38bps), 8/12/24 (a) (b)	500	500
Brighthouse Financial Global Funding, 0.81% (SOFR+76bps), 4/12/24 (a) (b)	1,000	1,004
Capital One NA, 0.96% (LIBOR03M+82bps), 8/8/22, Callable 7/8/22 @ 100 (b)	1,800	1,805
CIT Group, Inc., 5.00%, 8/15/22	1,000	1,024
Citigroup, Inc. 0.82% (LIBOR03M+69bps), 10/27/22, Callable 9/27/22 @ 100 (b)	885	888
0.72% (SOFR+67bps), 5/1/25, Callable 5/1/24 @ 100 (b)	500	502
DAE Funding LLC, 1.55%, 8/1/24, Callable 7/1/24 @ 100 (a)	1,500	1,476
Ford Motor Credit Co. LLC, 1.22% (LIBOR03M+108bps), 8/3/22 (b)	1,000	1,000
FS KKR Capital Corp. 1.65%, 10/12/24	857	842
4.13%, 2/1/25, Callable 1/1/25 @ 100	1,000	1,047
GA Global Funding Trust, 0.55% (SOFR+50bps), 9/13/24 (a) (b)	1,000	997
General Motors Financial Co., Inc., 0.81% (SOFR+76bps), 3/8/24 (b)	1,000	1,004
Goldman Sachs Group, Inc., 0.55% (SOFR+50bps), 9/10/24, Callable 9/10/23 @ 100 (b)	500	499
Infinity Property & Casualty Corp., 5.00%, 9/19/22 (f)	1,000	1,025
JPMorgan Chase & Co. 0.58% (SOFR+54bps), 6/1/25, Callable 6/1/24 @ 100 (b)	500	500
0.81% (SOFR+77bps), 9/22/27, Callable 9/22/26 @ 100 (b) (i)	1,000	1,004
Main Street Capital Corp., 4.50%, 12/1/22	1,000	1,025
New York Life Global Funding 0.27% (SOFR+22bps), 2/2/23 (a) (b)	1,000	1,000
0.36% (SOFR+31bps), 4/27/24 (a) (b)	500	500
Owl Rock Capital Corp., 3.75%, 7/22/25, Callable 6/22/25 @ 100	1,000	1,037
Principal Life Global Funding II, 0.43% (SOFR+38bps), 8/23/24 (a) (b)	1,000	998
See notes to financial statements.

14

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Synovus Bank, 2.29% (SOFR+95bps), 2/10/23, Callable 2/10/22 @ 100 (b)	$478	$478
The Charles Schwab Corp., 0.57% (SOFR+52bps), 5/13/26, Callable 4/13/26 @ 100 (b)	1,000	1,002
The Goldman Sachs Group, Inc., 0.54% (SOFR+49bps), 10/21/24, Callable 10/21/23 @ 100 (b)	1,000	997
United Financial Bancorp, Inc., 5.75%, 10/1/24	1,000	1,045
		32,092
Industrials (2.2%):
American Airlines Pass Through Trust, 4.38%, 12/15/25 (a)	825	807
Aviation Capital Group LLC, 4.38%, 1/30/24, Callable 12/30/23 @ 100 (a)	1,001	1,051
EnerSys, 5.00%, 4/30/23, Callable 1/30/23 @ 100 (a)	1,000	1,030
L3Harris Technologies, Inc., 0.95% (LIBOR03M+75bps), 3/10/23 (b)	500	502
Spirit Airlines Pass Through Trust, 4.45%, 10/1/25	1,619	1,657
United Airlines Pass Through Trust 4.63%, 3/3/24	647	650
4.88%, 7/15/27	680	708
		6,405
Materials (1.1%):
Commercial Metals Co., 4.88%, 5/15/23, Callable 2/15/23 @ 100	1,472	1,521
Ingevity Corp., 4.50%, 2/1/26, Callable 2/7/22 @ 101.13 (a)	500	501
Sealed Air Corp., 5.25%, 4/1/23, Callable 1/1/23 @ 100 (a)	1,100	1,141
		3,163
Utilities (4.2%):
Atmos Energy Corp., 0.58% (LIBOR03M+38bps), 3/9/23, Callable 2/7/22 @ 100 (b)	1,500	1,500
Black Hills Corp., 1.04%, 8/23/24, Callable 2/23/22 @ 100	1,000	990
CenterPoint Energy, Inc., 0.70% (SOFR+65bps), 5/13/24, Callable 5/13/22 @ 100 (b)	1,500	1,500
CentrePoint Energy Resources Corp., 0.67% (LIBOR03M+50bps), 3/2/23, Callable 2/7/22 @ 100 (b)	1,250	1,248
Cleco Power LLC, 0.70% (US0003M+50bps), 6/15/23, Callable 3/15/22 @ 100 (a) (b)	1,000	999
Entergy Louisiana LLC, 0.95%, 10/1/24, Callable 10/1/22 @ 100	500	496
Metropolitan Edison Co., 4.00%, 4/15/25 (a)	1,500	1,590
NextEra Energy Capital Holdings, Inc., 0.59% (SOFR+54bps), 3/1/23 (b)	1,000	1,001
ONE Gas, Inc., 0.81% (LIBOR03M+61bps), 3/11/23, Callable 2/7/22 @ 100 (b)	772	773
Puget Energy, Inc., 5.63%, 7/15/22, Callable 4/15/22 @ 100	733	743
Southern Power Co., 2.75%, 9/20/23, Callable 7/20/23 @ 100	1,500	1,540
		12,380
Total Corporate Bonds (Cost $77,790)		78,203

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Yankee Dollars (15.0%)
Communication Services (0.9%):
Bharti Airtel International Netherlands BV, 5.35%, 5/20/24 (a)	$1,000	$1,077
Pearson Funding Four PLC, 3.75%, 5/8/22 (a)	1,622	1,630
		2,707
Consumer Discretionary (0.2%):
International Game Technology PLC, 4.13%, 4/15/26, Callable 4/15/23 @ 102.06 (a)	530	545
Energy (0.8%):
Harvest Operations Corp., 1.00%, 4/26/24, Callable 4/26/22 @ 100 (a)	714	711
Petroleos Mexicanos, 3.50%, 1/30/23 (f)	1,000	1,009
Suncor Energy Ventures Corp., 4.50%, 4/1/22 (a)	750	757
		2,477
Financials (11.5%):
Banco Santander SA 1.25% (LIBOR03M+109bps), 2/23/23 (b)	1,000	1,009
1.24% (LIBOR03M+112bps), 4/12/23 (b)	1,000	1,010
Bank of Montreal, 0.67% (SOFR+62bps), 9/15/26, MTN (b)	1,500	1,497
Barclays PLC, 1.59% (LIBOR03M+143bps), 2/15/23, Callable 2/15/22 @ 100 (b)	1,000	1,001
BBVA Bancomer SA, 6.75%, 9/30/22 (a)	1,000	1,038
Commonwealth Bank of Australia, 0.57% (SOFR+52bps), 6/15/26 (a) (b)	1,500	1,503
Cooperatieve Rabobank UA, 0.60% (LIBOR03M+48bps), 1/10/23 (b)	1,500	1,504
Credit Agricole SA, 1.14% (LIBOR03M+102bps), 4/24/23 (a) (b) (f)	2,000	2,019
Credit Suisse AG, 0.44% (SOFR+39bps), 2/2/24 (b)	1,500	1,497
Danske Bank A/S, 0.98%, 9/10/25, Callable 9/10/24 @ 100 (a) (i)	500	492
Deutsche Bank AG, 1.41% (LIBOR03M+123bps), 2/27/23 (b)	816	821
HSBC Holdings PLC 1.16% (LIBOR03M+100bps), 5/18/24, Callable 5/18/23 @ 100 (b) (f)	605	610
0.63% (SOFR+58bps), 11/22/24, Callable 11/22/23 @ 100 (b)	1,000	1,000
Macquarie Group Ltd., 0.76% (SOFR+71bps), 10/14/25, Callable 10/14/24 @ 100 (a) (b)	1,000	1,001
National Australia Bank Ltd., 0.72% (LIBOR03M+60bps), 4/12/23 (a) (b) (i)	1,000	1,006
NatWest Markets PLC, 0.81% (SOFR+76bps), 9/29/26 (a) (b)	1,000	999
Nordea Bank Abp, 1.12% (LIBOR03M+94bps), 8/30/23 (a) (b)	1,000	1,010
Royal Bank of Canada 0.41% (SOFR+36bps), 7/29/24 (b)	1,000	999
0.64% (SOFR+59bps), 11/2/26, MTN (b)	500	499
Santander UK Group Holdings PLC, 1.09% (SOFR+79bps), 3/15/25, Callable 3/15/24 @ 100 (b)	1,000	991
Skandinaviska Enskilda Banken AB, 0.85% (LIBOR03M+65bps), 12/12/22 (a) (b)	2,000	2,009
Standard Chartered PLC, 1.30% (SOFR+125bps), 10/14/23, Callable 10/14/22 @ 100 (a) (b)	1,500	1,508
Sumitomo Mitsui Financial Group, Inc., 0.90% (LIBOR03M+78bps), 7/12/22 (b)	1,000	1,003
Sumitomo Mitsui Trust Bank Ltd., 0.49% (SOFR+44bps), 9/16/24 (a) (b)	1,000	999
Swedbank AB, 0.90% (LIBOR03M+70bps), 3/14/22 (a) (b)	500	501
The Bank of Nova Scotia, 0.59% (SOFR+55bps), 3/2/26 (b)	1,250	1,248
The Toronto-Dominion Bank, 0.64% (SOFR+59bps), 9/10/26 (b) (i)	1,500	1,499

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
UBS AG 0.37% (SOFR+32bps), 6/1/23 (a) (b)	$500	$500
0.41% (SOFR+36bps), 2/9/24 (a) (b)	500	499
UBS Group Funding Switzerland AG, 1.11% (LIBOR03M+95bps), 8/15/23, Callable 8/15/22 @ 100 (a) (b)	1,000	1,004
Westpac Banking Corp., 0.57% (SOFR+52bps), 6/3/26 (b)	1,500	1,503
		33,779
Industrials (0.9%):
Aircastle Ltd., 4.40%, 9/25/23, Callable 8/25/23 @ 100	251	263
Avolon Holdings Funding Ltd. 5.13%, 10/1/23, Callable 9/1/23 @ 100 (a)	500	527
2.88%, 2/15/25, Callable 1/15/25 @ 100 (a)	1,000	1,021
The Weir Group PLC, 2.20%, 5/13/26, Callable 4/13/26 @ 100 (a)	750	744
		2,555
Materials (0.7%):
Braskem Netherlands Finance BV, 3.50%, 1/10/23, Callable 12/10/22 @ 100 (a)	1,000	1,018
OCI NV, 4.63%, 10/15/25, Callable 10/15/22 @ 102.31 (a)	900	932
		1,950
Total Yankee Dollars (Cost $43,878)		44,013
Municipal Bonds (17.1%)
Alabama (0.9%):
Columbia Industrial Development Board Revenue, 0.13%, 6/1/28, 2/3/22, Continuously Callable @ 100 (j)	900	900
Industrial Development Board of the City of Mobile Alabama Revenue, Series B, 0.12%, 9/1/31, Continuously Callable @ 100 (j)	510	510
West Jefferson Industrial Development Board Revenue, 0.12%, 12/1/38, Continuously Callable @ 100 (j)	1,110	1,110
		2,520
Arizona (0.5%):
City of Phoenix Civic Improvement Corp. Revenue 0.56%, 7/1/22	580	580
Series C, 2.20%, 7/1/23	1,000	1,017
		1,597
California (0.8%):
California Statewide Communities Development Authority Revenue, 1.31%, 4/1/25	500	494
City of El Cajon CA Revenue 0.45%, 4/1/22	650	650
0.93%, 4/1/24	640	636
Golden State Tobacco Securitization Corp. Revenue, Series B, 0.99%, 6/1/24	500	498
		2,278

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Florida (1.3%):
City of Gainesville Florida Revenue, 1.00%, 10/1/24	$800	$792
County of Broward Revenue, Series B, 0.13%, 12/1/48, Continuously Callable @ 100 (f) (j)	2,930	2,930
		3,722
Georgia (1.0%):
Appling County Development Authority Revenue, 0.14%, 9/1/29, Continuously Callable @ 100 (j)	1,000	1,000
Development Authority of Heard County Revenue 0.15%, 9/1/26, Continuously Callable @ 100 (j)	1,000	1,000
0.13%, 12/1/37, Continuously Callable @ 100 (j)	800	800
		2,800
Guam (0.1%):
Antonio B Won Pat International Airport Authority Revenue, Series A, 2.50%, 10/1/25	300	298
Illinois (0.5%):
Chicago Transit Authority Sales Tax Receipts Fund Revenue, Series B, 1.71%, 12/1/22	500	504
County of Will Revenue, 0.11%, 4/1/26, Continuously Callable @ 100 (j)	1,000	1,000
		1,504
Indiana (0.1%):
Indiana Finance Authority Revenue, 1.72%, 11/15/23	300	295
Kansas (0.1%):
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series B, 0.79%, 9/1/22	200	201
Kentucky (1.7%):
County of Meade Revenue, Series B, 0.14%, 8/1/61, Continuously Callable @ 100 (j)	3,000	3,000
County of Warren Revenue, 0.47%, 4/1/22	1,000	1,000
Louisville Regional Airport Authority Revenue, Series C, 0.12%, 1/1/29, Callable 2/1/22 @ 100 (j)	1,000	1,000
		5,000
Louisiana (1.1%):
Parish of St Charles LA Revenue, Series A, 0.10%, 10/1/22, Continuously Callable @ 100 (j)	2,600	2,600
Terrebonne Levee & Conservation District Revenue Series A, 0.97%, 6/1/22	200	200
Series A, 1.13%, 6/1/23	300	300
		3,100
Michigan (0.3%):
Michigan Finance Authority Revenue, 2.14%, 12/1/22	1,000	1,013
Mississippi (1.2%):
Mississippi Business Finance Corp. Revenue 0.15%, 7/1/25, Continuously Callable @ 100 (j)	1,000	1,000
0.15%, 5/1/28, Continuously Callable @ 100 (j)	2,000	2,000

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Mississippi Business Finance Corp. Revenue (LOC — Regions Bank), 0.19%, 3/1/33, Continuously Callable @ 100 (j)	$460	$460
		3,460
Missouri (0.3%):
Missouri Development Finance Board Revenue (LOC — U.S. Bancorp), 0.15%, 12/1/49, Continuously Callable @ 100 (j)	740	740
New Jersey (1.2%):
City of Newark New Jersey, GO, Series A, 1.75%, 2/22/22	1,000	1,002
New Jersey Economic Development Authority Revenue Series NNN, 2.61%, 6/15/22	500	504
Series NNN, 2.78%, 6/15/23	408	418
Series NNN, 2.88%, 6/15/24	320	330
New Jersey Transportation Trust Fund Authority Revenue, 2.55%, 6/15/23	850	868
South Jersey Transportation Authority Revenue, Series B, 2.10%, 11/1/24	500	505
		3,627
New York (1.1%):
City of New York, GO, Series D, 0.43%, 8/1/22	1,000	1,000
Metropolitan Transportation Authority Revenue, Series A, 0.78%, 11/15/22, Continuously Callable @ 100	1,000	1,001
New York Transportation Development Corp. Revenue, 1.61%, 12/1/22	1,200	1,207
		3,208
North Carolina (0.3%):
North Carolina Capital Facilities Finance Agency Revenue, Series B, 1.05%, 10/1/23	825	820
Ohio (0.3%):
Buckeye Tobacco Settlement Financing Authority Revenue, Series A-1, 1.63%, 6/1/22	1,000	1,005
Oklahoma (0.3%):
Garfield County Industrial Authority Revenue, Series A, 0.17%, 1/1/25, Callable 2/2/22 @ 100 (f) (j)	1,000	1,000
Pennsylvania (0.3%):
Pennsylvania Economic Development Financing Authority Revenue (LIQ — PNC Financial Services Group), Series C, 0.20%, 12/1/26, Continuously Callable @ 100 (j)	550	550
State Public School Building Authority Revenue, 2.62%, 4/1/23	450	459
		1,009
Texas (3.3%):
Calhoun Port Authority Revenue, 0.14%, 1/1/24, Callable 2/1/22 @ 100 (j)	1,000	1,000
Central Texas Regional Mobility Authority Revenue, Series C, 1.35%, 1/1/24	350	352
Central Texas Turnpike System Revenue, Series B, 1.98%, 8/15/42, (Put Date 8/15/22) (k)	1,000	1,006
Clifton Higher Education Finance Corp. Revenue, 0.75%, 8/15/50, (Put Date 2/15/22) (a) (k)	1,000	1,000
Gulf Coast Authority Revenue, Series B, 0.11%, 6/1/25, Continuously Callable @ 100 (j)	1,400	1,400

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Harris County TX Cultural Education Facilities Finance Corp. Revenue, 1.45%, 11/15/22	$600	$604
Lower Neches Valley Authority Industrial Development Corp. Revenue, Series B, 0.12%, 3/1/33, Continuously Callable @ 100 (j)	500	500
Port of Port Arthur Navigation District Revenue 0.20%, 11/1/40, Continuously Callable @ 100 (j)	1,000	1,000
Series A, 0.21%, 4/1/40, Continuously Callable @ 100 (j)	1,000	1,000
San Antonio Education Facilities Corp. Revenue, 1.74%, 4/1/25	255	250
United Parcel Service, Inc. Revenue, 0.12%, 5/1/32, Callable 2/1/22 @ 100 (j)	1,500	1,500
		9,612
Virginia (0.4%):
Virginia Small Business Financing Authority Revenue, 2.25%, 7/1/50, (Put Date 12/29/22) (a) (k)	1,250	1,250
Total Municipal Bonds (Cost $49,980)		50,059
Commercial Paper (8.1%) (l)
Albemarle Corp., 0.35%, 1/10/22 (a)	500	500
AutoNation, Inc. 0.32%, 1/3/22 (a)	1,000	1,000
0.33%, 1/5/22 (a)	1,500	1,500
Aviation Capital Group 0.20%, 1/5/22 (a)	1,000	1,000
0.24%, 1/18/22 (a)	750	750
CenterPoint Energy, 0.19%, 1/11/22 (a)	1,000	1,000
ConAgra Brands, Inc., 0.28%, 1/4/22 (a)	2,000	2,000
Constellation Brands, Inc., 0.32%, 1/4/22 (a)	1,000	1,000
Energy Transfer LP 0.32%, 1/3/22	2,500	2,500
0.33%, 1/5/22	500	500
Hannover Funding Co. LLC 0.16%, 1/3/22 (a)	1,000	1,000
0.16%, 1/4/22 (a)	1,000	1,000
0.16%, 1/6/22 (a)	500	500
Jabil, Inc. 0.48%, 1/3/22 (a)	500	500
0.49%, 1/6/22 (a)	1,500	1,500
0.50%, 1/7/22 (a)	1,000	1,000
One Gas, Inc., 0.23%, 1/10/22 (a)	500	500
Transcanada Pipelines, 0.16%, 1/5/22 (a)	1,000	1,000
ViacomCBS 0.37%, 1/10/22 (a)	1,000	1,000
0.38%, 1/11/22 (a)	1,000	1,000
0.42%, 1/21/22 (a)	1,000	999
Virginia Electric & Power Co., 0.12%, 1/3/22	1,000	1,000
Wisconsin Energy Corp., 0.12%, 1/4/22	1,000	1,000
Total Commercial Paper (Cost $23,748)		23,749

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateral for Securities Loaned (0.4%)^
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (m)	$317,325	$317
HSBC U.S. Government Money Market Fund, I Shares, 0.03% (m)	970,775	971
Total Collateral for Securities Loaned (Cost $1,288)		1,288
Total Investments (Cost $296,248) — 101.3%		296,566
Liabilities in excess of other assets — (1.3)%		(3,791)
NET ASSETS — 100.00%		$292,775

At December 31, 2021, the Fund's investments in foreign securities were 19.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2021, the fair value of these securities was $149,849 (thousands) and amounted to 51.2% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2021.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2021.

(d)  Security is interest only.

(e)  Rounds to less than $1 thousand.

(f)  All or a portion of this security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(g)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(h)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(i)  All or a portion of this security is on loan.

(j)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)  Put Bond.

(l)  Rate represents the effective yield at December 31, 2021.

(m)  Rate disclosed is the daily yield on December 31, 2021.

bps — Basis points

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2021

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

US0001M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

US0003M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2021, based on the last reset date of the security

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Ultra Short-Term Bond Fund
Assets:
Investments, at value (Cost $296,248)	$296,566	(a)
Cash	1,615
Receivables:
Interest	843
Capital shares issued	123
Investments sold	3
Prepaid expenses	25
Total Assets	299,175
Liabilities:
Payables:
Collateral received on loaned securities	1,288
Distributions	5
Investments purchased	4,830
Capital shares redeemed	89
Accrued expenses and other payables:
Investment advisory fees	74
Administration fees	34
Custodian fees	4
Transfer agent fees	22
Compliance fees	—	(b)
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	53
Total Liabilities	6,400
Net Assets:
Capital	294,698
Total accumulated earnings/(loss)	(1,923)
Net Assets	$292,775
Net Assets
Fund Shares	$210,831
Institutional Shares	79,662
Class A	59
R6 Shares	2,223
Total	$292,775
Shares (unlimited number of shares authorized with no par value):
Fund Shares	20,840
Institutional Shares	7,873
Class A	6
R6 Shares	220
Total	28,939
Net asset value, offering and redemption price per share: (c)
Fund Shares	$10.12
Institutional Shares	10.12
Class A	10.12
R6 Shares	10.12

(a)  Includes $1,257 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2021

(Amounts in Thousands)

	USAA Ultra Short-Term Bond Fund
Investment Income:
Interest	$4,342
Securities lending (net of fees)	3
Total Income	4,345
Expenses:
Investment advisory fees	837
Administration fees — Fund Shares	323
Administration fees — Institutional Shares	67
Administration fees — Class A	—	(a)
Administration fees — R6 Shares	2
Sub-Administration fees	23
12b-1 fees — Class A	—	(a)
Custodian fees	25
Transfer agent fees — Fund Shares	184
Transfer agent fees — Institutional Shares	67
Transfer agent fees — Class A	—	(a)
Transfer agent fees — R6 Shares	—	(a)
Trustees' fees	48
Compliance fees	2
Legal and audit fees	40
State registration and filing fees	51
Other expenses	72
Recoupment of prior expenses waived/reimbursed by Adviser	2
Total Expenses	1,743
Expenses waived/reimbursed by Adviser	(11)
Net Expenses	1,732
Net Investment Income (Loss)	2,613
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	615
Net change in unrealized appreciation/depreciation on investment securities	(1,069)
Net realized/unrealized gains (losses) on investments	(454)
Change in net assets resulting from operations	$2,159

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Ultra Short-Term Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
From Investments:
Operations:
Net investment income (loss)	$2,613	$4,996
Net realized gains (losses) from investments	615	(94)
Net change in unrealized appreciation/depreciation on investments	(1,069)	(93)
Change in net assets resulting from operations	2,159	4,809
Distributions to Shareholders:
Fund Shares	(1,931)	(4,608)
Institutional Shares	(644)	(258)
Class A	(1)	—	(a)(b)
R6 Shares	(43)	(146)
Change in net assets resulting from distributions to shareholders	(2,619)	(5,012)
Change in net assets resulting from capital transactions	17,023	(15,113)
Change in net assets	16,563	(15,316)
Net Assets:
Beginning of period	276,212	291,528
End of period	$292,775	$276,212

(a)  Class A activity is for the period June 29, 2020 (commencement of operations) to December 31, 2020.

(b)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

25

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Ultra Short-Term Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$59,548	$54,181
Distributions reinvested	1,867	4,459
Cost of shares redeemed	(62,768)	(121,066)
Total Fund Shares	$(1,353)	$(62,426)
Institutional Shares
Proceeds from shares issued	$86,636	$63,531
Distributions reinvested	642	252
Cost of shares redeemed	(63,509)	(17,550)
Total Institutional Shares	$23,769	$46,233
Class A
Proceeds from shares issued	$200	$18	(a)
Distributions reinvested	1	—	(a)(b)
Cost of shares redeemed	(160)	—
Total Class A	$41	$18
R6 Shares
Proceeds from shares issued	$1,581	$3,635
Distributions reinvested	27	38
Cost of shares redeemed	(7,042)	(2,611)
Total R6 Shares	$(5,434)	$1,062
Change in net assets resulting from capital transactions	$17,023	$(15,113)
Share Transactions:
Fund Shares
Issued	5,864	5,429
Reinvested	184	450
Redeemed	(6,183)	(12,285)
Total Fund Shares	(135)	(6,406)
Institutional Shares
Issued	8,536	6,319
Reinvested	63	26
Redeemed	(6,256)	(1,794)
Total Institutional Shares	2,343	4,551
Class A
Issued	20	2	(a)
Reinvested	— (c)	—	(a)(c)
Redeemed	(16)	—
Total Class A	4	2
R6 Shares
Issued	156	369
Reinvested	3	4
Redeemed	(694)	(268)
Total R6 Shares	(535)	105
Change in Shares	1,677	(1,748)

(a)  Class A activity is for the period June 29, 2020 (commencement of operations) to December 31, 2020.

(b)  Rounds to less than $1 thousand.

(c)  Rounds to less than 1 thousand shares.

See notes to financial statements.

26

This page is intentionally left blank.

27

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Ultra Short-Term Bond Fund
Fund Shares
Year Ended December 31:
2021	$10.13	0.09	(d)	(0.01)	0.08	(0.09)	(0.09)
2020	$10.05	0.20	(d)	0.08 (e)	0.28	(0.20)	(0.20)
2019	$9.89	0.27	(d)	0.16	0.43	(0.27)	(0.27)
2018	$9.97	0.22		(0.08)	0.14	(0.22)	(0.22)
2017	$9.98	0.16		(0.01)	0.15	(0.16)	(0.16)
Institutional Shares
Year Ended December 31:
2021	$10.13	0.10	(d)	(0.01)	0.09	(0.10)	(0.10)
2020	$10.05	0.19	(d)	0.09 (e)	0.28	(0.20)	(0.20)
2019	$9.89	0.27	(d)	0.16	0.43	(0.27)	(0.27)
2018	$9.97	0.22		(0.08)	0.14	(0.22)	(0.22)
2017	$9.98	0.15		(0.01)	0.14	(0.15)	(0.15)
Class A
Year Ended December 31:
2021	$10.13	0.07	(d)	(0.01)	0.06	(0.07)	(0.07)
June 29, 2020 (h) through December 31, 2020	$9.90	0.07	(d)	0.23 (e)	0.30	(0.07)	(0.07)
R6 Shares
Year Ended December 31:
2021	$10.13	0.11	(d)	(0.02)	0.09	(0.10)	(0.10)
2020	$10.05	0.21	(d)	0.09 (e)	0.30	(0.22)	(0.22)
2019	$9.88	0.29	(d)	0.17	0.46	(0.29)	(0.29)
2018	$9.97	0.24		(0.09)	0.15	(0.24)	(0.24)
March 1, 2017 (g) through December 31, 2017	$9.98	0.15		(0.01)	0.14	(0.15)	(0.15)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

See notes to financial statements.

28

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return*(a)	Net Expenses**^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Ultra Short-Term Bond Fund
Fund Shares
Year Ended December 31:
2021	$10.12	0.80%	0.62%		0.89%	0.62%	$210,831	57%
2020	$10.13	2.81%	0.60%		2.01%	0.60%	$212,503	39%
2019	$10.05	4.37%	0.61%		2.69%	0.61%	$275,168	59%
2018	$9.89	1.40%	0.60%		2.19%	0.60%	$283,769	48%
2017	$9.97	1.51%	0.58%		1.60%	0.58%	$330,442	58%
Institutional Shares
Year Ended December 31:
2021	$10.12	0.87%	0.55%		0.96%	0.55%	$79,662	57%
2020	$10.13	2.87%	0.56%		1.86%	0.63%	$56,042	39%
2019	$10.05	4.43%	0.55%		2.75%	0.64%	$9,842	59%
2018	$9.89	1.45%	0.55%		2.25%	0.77%	$8,433	48%
2017	$9.97	1.44%	0.64	%(f)	1.51%	0.75%	$7,115	58%
Class A
Year Ended December 31:
2021	$10.12	0.57%	0.85%		0.65%	14.86%	$59	57%
June 29, 2020 (h) through December 31, 2020	$10.13	3.02%	0.84%		1.32%	108.95%	$19	39%
R6 Shares
Year Ended December 31:
2021	$10.12	0.91%	0.48%		1.09%	0.49%	$2,223	57%
2020	$10.13	3.02%	0.41%		2.15%	0.51%	$7,648	39%
2019	$10.05	4.70%	0.39%		2.92%	0.80%	$6,518	59%
2018	$9.88	1.51%	0.39%		2.41%	0.69%	$4,980	48%
March 1, 2017 (g) through December 31, 2017	$9.97	1.42%	0.39%		1.81%	1.05%	$5,091	58%

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)  Effective May 1, 2017, USAA Asset Management Company, the former investment adviser to the Fund ("AMCO"), voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.55% of the Institutional Shares' average daily net assets.

(g)  Commencement of operations.

See notes to financial statements.

29

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Ultra Short-Term Bond Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$40,675	$—	$40,675
Collateralized Mortgage Obligations	—	46,466	—	46,466
Senior Secured Loans	—	12,113	—	12,113
Corporate Bonds	—	78,203	—	78,203
Yankee Dollars	—	44,013	—	44,013
Municipal Bonds	—	50,059	—	50,059
Commercial Paper	—	23,749	—	23,749
Collateral for Securities Loaned	1,288	—	—	1,288
Total	$1,288	$295,278	$—	$296,566

For the year ended December 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$1,257	$—	$1,288

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$520	$2,000	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$160,182	$132,400

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2021, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Ultra Short Obligations Funds Index. The Lipper Ultra Short Obligations Funds Index tracks the total return performance of the largest funds within the Lipper Ultra Short Obligations Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period January 1, 2021, to December 31, 2021, performance adjustments were $131, $15, less than $1, and $4 for Fund Shares, Institutional Shares, Class A, and R6 Shares, in thousands, respectively. Performance adjustments were 0.06%, 0.02%, less than 0.01%, and 0.09% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2021, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended December 31, 2021, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, up to an annual rate of 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended December 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended December 31, 2021, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2021, the expense limits (excluding voluntary waivers) were 0.60%, 0.55%, 0.85%, and 0.39% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of December 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that repayments are not probable at December 31, 2021.

Expires 2022	Expires 2023	Expires 2024	Total
$25	$27	$11	$63

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Management Risk — The Fund is actively managed, and the investment techniques and risk analyses used by the Fund's portfolio managers may not produce the desired results.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Funds' operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Funds' assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include Ameribor (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2021.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2021			Year Ended December 31, 2020
Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid
$2,619	$2,619	$2,619	$5,465	$5,465	$5,465

As of December 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Other Earnings (Loss)	Distributions Payable	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$256	$256	$(2,289)	$(207)	$317	$(1,923)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

As of December 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,926	$363	$2,289

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2021

During the tax year ended December 31, 2021, the Fund utilized $603 thousand of capital loss carryforwards.

As of December 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$296,249	$1,039	$(722)	$317

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Ultra Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Ultra Short-Term Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 24, 2022

41

USAA Mutual Funds Trust	Supplemental Information December 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees.
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	46	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D.* (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present).	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	46	None

*  Effective at the close of business December 31, 2021, Robert L. Mason, Ph.D. retired from the Board of Trustees.

42

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	46	None

43

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.

44

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee.
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				46 portfolios within the Trust; 41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

45

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Colin Kinney, Born October 1973	Chief Compliance Officer	2021

Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Chief Compliance Officer Victory Funds (since 2017); Chief Risk Officer, the Adviser (2009-2017); Chief Compliance Officer, the Adviser (since 2013)

Sean Fox, Born September 1976	Deputy Chief Compliance Officer	2021	Deputy Chief Compliance Officer, USAA Mutual Funds Trust (since 2021); Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019)

46

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, through December 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Actual Ending Account Value 12/31/21	Hypothetical Ending Account Value 12/31/21	Actual Expenses Paid During Period 7/1/21- 12/31/21*	Hypothetical Expenses Paid During Period 7/1/21- 12/31/21*	Annualized Expense Ratio During Period 7/1/21- 12/31/21
Fund Shares	$1,000.00	$1,003.20	$1,022.13	$3.08	$3.11	0.61%
Institutional Shares	1,000.00	1,003.40	1,022.33	2.88	2.91	0.57%
Class A	1,000.00	1,002.00	1,020.92	4.29	4.33	0.85%
R6 Shares	1,000.00	1,003.60	1,022.53	2.68	2.70	0.53%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

47

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Ultra Short-Term Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

48

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the median of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

49

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2021

  (Unaudited)

noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and its affiliates; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

50

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

94420-0222

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees (1)	$163,506	$212,800
(b) Audit-Related Fees (2)	-	17,985
(c) Tax Fees (3)	5,421	1,788
(d) All Other Fees (4)	-	-

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2)	For the fiscal years ended December 31, 2021 there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3)	Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with foreign tax compliance services.

(4)	For the fiscal years ended December 31, 2021 and December 31, 2020, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2021	$5,421	$124,184
2020	$1,788	$135,938

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, and the Funds' transfer agent, Victory Capital Transfer Agency Inc., which includes aggregate fees accrued or paid to Ernst & Young LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)         Not applicable.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)	Not applicable.
(a)(2)	Not applicable.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	March 2, 2022

By (Signature and Title)*	/s/ James, K. De Vries
James K. De Vries, Principal Financial Officer

Date	March 3, 2022